OFFICE LEASE

                               CENTRAL PARK SQUARE





                     WHCPS REAL ESTATE LIMITED PARTNERSHIP,
                         a Delaware limited partnership,

                                  as Landlord,

                                       and

                        MICROAGE COMPUTER CENTERS, INC.,
                             a Delaware corporation,

                                   as Tenant.

                               CENTRAL PARK SQUARE
                               -------------------

                                TABLE OF CONTENTS
                                -----------------

ARTICLE               SUBJECT MATTER
-------               --------------

ARTICLE 1             REAL PROPERTY, BUILDING AND PREMISES
ARTICLE 2             LEASE TERM
ARTICLE 3             BASE RENT AND INTERIM RENT
ARTICLE 4             ADDITIONAL RENT
ARTICLE 5             USE OF PREMISES
ARTICLE 6             SERVICES AND UTILITIES
ARTICLE 7             REPAIRS
ARTICLE 8             ADDITIONS AND ALTERATIONS
ARTICLE 9             COVENANT AGAINST LIENS
ARTICLE 10            INSURANCE
ARTICLE 11            DAMAGE AND DESTRUCTION
ARTICLE 12            NONWAIVER
ARTICLE 13            CONDEMNATION
ARTICLE 14            ASSIGNMENT AND SUBLETTING
ARTICLE 15            SURRENDER OF PREMISES; OWNERSHIP AND
                      REMOVAL OF TRADE FIXTURES
ARTICLE 16            HOLDING OVER
ARTICLE 17            ESTOPPEL CERTIFICATES
ARTICLE 18            SUBORDINATION
ARTICLE 19            DEFAULTS; REMEDIES
ARTICLE 20            COVENANT OF QUIET ENJOYMENT
ARTICLE 21            [INTENTIONALLY DELETED]
ARTICLE 22            SUBSTITUTION OF OTHER PREMISES
ARTICLE 23            SIGNS
ARTICLE 24            COMPLIANCE WITH LAW
ARTICLE 25            LATE CHARGES
ARTICLE 26            RIGHT TO CURE DEFAULT; PAYMENTS
ARTICLE 27            ENTRY BY LANDLORD
ARTICLE 28            TENANT PARKING
ARTICLE 29            MISCELLANEOUS PROVISIONS

EXHIBITS
--------

EXHIBIT A            OUTLINE OF FLOOR PLAN OF PREMISES
EXHIBIT A-1          DEPICTION OF RESERVED PARKING SPACES
EXHIBIT B            TENANT WORK LETTER
EXHIBIT C            NOTICE OF LEASE TERM DATES
EXHIBIT D            RULES AND REGULATIONS
                                       (i)

EXHIBIT E            FORM OF TENANT'S ESTOPPEL CERTIFICATE
EXHIBIT F            FORM OF SUBORDINATION, NON-DISTURBANCE AND
                     ATTORNMENT AGREEMENT
                                      (ii)

                               CENTRAL PARK SQUARE
                               -------------------

                          INDEX OF MAJOR DEFINED TERMS
                          ----------------------------

                                                              LOCATION
                                                              OF DEFINITION
DEFINED TERMS                                                 IN OFFICE LEASE
-------------                                                 ---------------

Additional Rent                                                            7
Alterations                                                               14
Approved Working Drawings                                          Exhibit B
Architect                                                          Exhibit B
Availability Notice                                                        3
Availability Space                                                         3
Base Rent                                                                  6
Base Year                                                                  7
Basic Terms                                                                4
BOMA                                                                      11
Brokers                                                                   35
Building                                                                   l
Building Top Signage                                                      28
Cabling                                                            Exhibit B
Calendar Year                                                              7
Common Areas                                                              11
Construction Drawings                                              Exhibit B
Contract                                                           Exhibit B
Contractor                                                         Exhibit B
Cost Pools                                                                 8
Damage Repair Estimate                                                    17
Direct Competitors                                                        38
Direct Expenses                                                            7
Early Occupancy Space                                                      6
Election Date                                                              3
Engineers                                                          Exhibit B
Environmental Condition                                                   38
Estimate                                                                  10
Estimate Statement                                                        10
Estimated Excess                                                          10
Excess                                                                    10
Expense Year                                                               7
Final Retention                                                    Exhibit B
Final Space Plan                                                   Exhibit B
Final Working Drawings                                             Exhibit B
                                      (iii)

First Refusal Notice                                                       2
First Refusal Space                                                        2
Force Majeure                                                             34
Hazardous Material                                                       3 7
Holidays                                                                  12
Interest Notice                                                            5
Interest Rate                                                             30
Interim Rent                                                               6
Interim Term                                                               6
Invoice                                                                  3 1
Landlord                                                                  11
Landlord Delays                                                    Exhibit B
Landlord Parties                                                          15
Laws                                                                      37
Lease                                                                     11
Lease Commencement Date                                                    4
Lease Expiration Date                                                      4
Lease Notice                                                               4
Lease Term                                                                 4
Lease Year                                                                 4
Must Take Effective Date                                                   2
Must Take Rent Commencement Date                                           2
Must Take Space                                                            2
Notices                                                                  3 5
Objectionable Name                                                        29
Operating Expenses                                                         7
Option Notice                                                              4
Option Rent                                                                5
Option Rent Notice                                                         5
Option Term                                                                4
Original Tenant                                                            2
Outside Agreement Date                                                     5
Parking Facilities                                                        11
Partial Floor Premises                                                    28
Permitted Transfer                                                        19
Premises                                                                  11
Real Property                                                             11
Renovations                                                               36
Rent                                                                       7
Response Notice                                                            4
Review Period                                                             11
Rules and Regulations                                                     11
SNDA                                                                      24
                                      (iv)

Specifications                                                     Exhibit B
Standard Improvement Package                                       Exhibit B
Statement                                                                 10
Subject Space                                                             20
Subleasing Costs                                                          21
Summary                                                                   11
Superior Leases                                                            2
Superior Rights                                                            3
Systems and Equipment                                                      8
Tax Expenses                                                               8
Tenant                                                                    11
Tenant Improvement Allowance                                       Exhibit B
Tenant Improvement Allowance Items                                 Exhibit B
Tenant Improvements                                                Exhibit B
Tenant Representative                                                     11
Tenant's Agents                                                    Exhibit B
Tenant's Election Notice                                                   4
Tenant's Share                                                             9
Transfer Notice                                                           19
Transfer Premium                                                          21
Transferee                                                                19
Transfers                                                                 19
                                       (v)

                               CENTRAL PARK SQUARE
                               -------------------

                       SUMMARY OF BASIC LEASE INFORMATION
                       ----------------------------------

         The undersigned hereby agree to the following terms of this Summary of Basic Lease Information (the "Summary"). This Summary is hereby incorporated into and made a part of the attached Office Lease (this Summary and the Office Lease to be known collectively as the "Lease") which pertains to the office building (the "Building") which is located at 2020 North Central Avenue, Phoenix, Arizona 85004. Each reference in the Office Lease to any term of this Summary shall have the meaning as set forth in this Summary for such term. In the event of a conflict between the terms of this Summary and the Office Lease, the terms of the Office Lease shall prevail. Any capitalized terms used herein and not otherwise defined herein shall have the meaning as set forth in the Office Lease.

     TERMS OF LEASE
(References are to the Office Lease                                    DESCRIPTION
-----------------------------------                                    -----------

1.       Date:                                         _______________________, 1997

2.       Landlord:                                     WHCPS REAL ESTATE LIMITED
                                                       PARTNERSHIP, a Delaware limited partnership

3.       Address of Landlord                           WHCPS Real Estate Limited Partnership
         (Section 29.19):                              c/o WCB Properties
                                                       450 Newport Center Drive, Suite 304
                                                       Newport Beach, California 92660
                                                       Attention:  Mr.  Ronald A.  Lack

4.       Tenant:                                       MICROAGE COMPUTER CENTERS, INC.,
                                                       a Delaware corporation.

         Tenant's Affiliates:                          MICROAGE, Inc.  and any subsidiary of
                                                       MICROAGE, Inc.

5.       Address of Tenant and Tenant's                2400 S.  MICROAGE Way
         Affiliates (Section 29.19):                   Tempe, Arizona 85282
                                                       Attention:  V.  P.  Administration
                                                       (Prior to Lease Commencement Date)
                                      (vi)

                                                       and

                                                       2400 S.  MICROAGE Way
                                                       Tempe, Arizona 85282
                                                       Attention:  V.  P.  Administration
                                                       (After Lease Commencement Date)

6.       Premises (Article 1):                         Initially, approximately 54,522 rentable square feet
                                                       of space located on the first (1st), seventh (7th),
                                                       eighth (8th) and ninth (9th) floors, as set forth in
                                                       Exhibit A attached hereto.  Effective on the Must
                                                       Take Effective Date, the Premises will increase to
                                                       include approximately 26,906 rentable square feet
                                                       of space located on the third (3rd) floor, as set forth
                                                       on Exhibit A attached hereto, for a total of 81,428
                                                       rentable square feet.

7.       Term (Article 2).

         7.1      Lease Term:                          Five (5) years and six (6) months.

         7.2      Lease Commencement                   The earlier of (i) the date Tenant commences
                  Date:                                business in the Premises (excluding the Early
                                                       Occupancy Space),  and (ii)
                                                       the date that is sixty (60)
                                                       days  following  Landlord's
                                                       delivery of the Premises to
                                                       Tenant.

         7.3      Lease Expiration Date:               Five (5) years and six (6) months following the Lease
                                                       Commencement Date (however, if the Lease
                                                       Commencement Date is not the first day of the month,
                                                       then the foregoing time period shall commence to run
                                                       on the first day of the month following the months in
                                                       which the Lease Commencement Date occurs).
                                      (vii)

8.       Base Rent (Article 3):


                                                                             Annual
                                                           Monthly        Rental Rate
                                         Annual          Installment      per Rentable
              Lease Year                Base Rent        of Base Rent     Square Foot
              ----------                ---------        ------------     -----------
          Lease Commencement          $1,547,132.00      $128,927.67*        $19.00
          Date - Lease Year 2
      Lease Year 3 - Lease Year 4     $1,628,560.00      $135,713.33         $20.00
         Lease Year 5 - Lease         $1,709,988.00      $142,499.00         $21.00
            Expiration Date

*Note:            Until  the Must  Take  Rent  Commencement  Date,  the  Monthly
                  Installment of Base Rent will be $86,326.50, based upon 54,522 rentable square feet.

9.       Additional Rent (Article 4).

         9.1      Base Year:                         Calendar year 1997.

         9.2      Tenant's Share of                  Initially, approximately 23.82%.  Upon the Must
                  Direct Expenses:                   Take Effective Date, Tenant's share of Direct
                                                     Expenses  will  increase to approximately 35.58%.

10.      Security Deposit                            Waived.
         (Article 21):

11.      Parking  Pass Ratio                         Five (5) parking passes for every 1,000 rentable
         (Article 28):                               square feet of the Premises, ten percent (10%) of
                                                     which will provide for reserved parking at the
                                                     locations depicted on Exhibit A- 1.

12.      Broker                                      CB Commercial Real Estate Group, Inc.
         (Section 29.25):

13.      Interim Rent                                $15,833.33 per month.
         (Section 3.1):

                                     (viii)

The foregoing terms of this Summary are hereby agreed to by Landlord and Tenant.

                                   "Landlord":

                                   WHCPS REAL ESTATE LIMITED
                                   PARTNERSHIP, a Delaware limited partnership

                                   By:     WHCPS GEN-PAR, INC.,
                                           a Delaware corporation
                                           General Partner

                                           By:
                                                --------------------------------
                                                Name:
                                                     ---------------------------
                                                Title:
                                                      --------------------------

                                   "Tenant":

                                   MICROAGE COMPUTER CENTERS, INC.

                                   By:
                                       -------------------------------------
                                       Alan R.  Lyons
                                       Vice President Administration
                                      (ix)

                               CENTRAL PARK SQUARE
                               -------------------

                                  OFFICE LEASE
                                  ------------

         This Office Lease, which includes the preceding Summary of Basic Lease Information (the "Summary") attached hereto and incorporated herein by this reference (the Office Lease and Summary to be known sometimes collectively hereafter as the "Lease"), dated as of the date set forth in Section 1 of the Summary, is made by and between WHCPS REAL ESTATE LIMITED PARTNERSHIP, a Delaware limited partnership ("Landlord"), and MICROAGE COMPUTER CENTERS, INC., a Delaware corporation ("Tenant").

                                    ARTICLE 1
                                    ---------

                      REAL PROPERTY, BUILDING AND PREMISES
                      ------------------------------------

         1.1 Real Property. Building and Premises. Upon and subject to the terms, covenants and conditions hereinafter set forth in this Lease, Landlord hereby leases to Tenant and Tenant hereby leases from Landlord the premises set forth in Section 6 of the Summary (the "Premises"), which Premises are located in the "Building," as that term is defined in this Section 1.1. The outline of the floor plan of the Premises is set forth in Exhibit A attached hereto. The Premises are a part of the building (the "Building") located at 2020 North Central Avenue, Phoenix, Arizona 85004. The Building, the parking facilities serving the Building ("Parking Facilities"), the outside plaza areas, land and other improvements surrounding the Building which are designated from time to time by Landlord as common areas appurtenant to or servicing the Building, and the land upon which any of the foregoing are situated, are herein sometimes collectively referred to as the "Real Property." Tenant is hereby granted the right to the nonexclusive use of the common corridors and hallways, stairwells, elevators, restrooms and other public or common areas located on the Real Property ("Common Areas"); provided, however, that the manner in which such Common Areas are maintained and operated shall be at the sole discretion of Landlord and the use thereof shall be subject to such reasonable Rules and Regulations as Landlord may make from time to time. Landlord reserves the right to make alterations or additions to or to change the location of elements of the Real Property and the Common Areas.

         1.2 Delivery and Condition of the Premises. Except as specifically set forth in this Lease, Landlord shall not be obligated to provide or pay for any improvement work or services related to the improvement of the Premises. Tenant also acknowledges that Landlord has made no representation or warranty regarding the condition of the Premises or the Building except as specifically set forth in this Lease. Landlord shall deliver the Premises to Tenant within two (2) business days following the full execution hereof by Tenant and Tenant's delivery to Landlord of the first month's installment of Base Rent and Interim Rent and evidence of insurance coverage required of Tenant pursuant to Article
10. The Premises shall be improved by Tenant in accordance with the Tenant Work Letter attached hereto as Exhibit B and incorporated herein by reference.

         1.3 Verification of Rentable Square Feet of Premises and Building. For purposes of this Lease, "rentable square feet" shall mean "rentable area" calculated pursuant to the Standard Method for Measuring Floor Area in Office Buildings, ANSVBOMA Z65.1 - 1996 ("BOMA"), provided that the rentable square footage of the Building may include all of, and the rentable square footage of the Premises therefore may include a portion of, the square footage of the ground floor Common Areas located within the Building and the Common Area and other space in the Building dedicated to the service of the Building. At Landlord's discretion, the number of rentable square feet of the Premises and the Building shall be subject to verification from time to time by Landlord's space measurement consultant, and such verification shall be made in accordance with the provisions of this Article 1. Tenant's architect may consult with Landlord's space measurement consultant regarding verification of the number of rentable square feet of the Premises; however, the determination of Landlord's space measurement consultant shall be conclusive and binding upon the parties. In the event that Landlord's space measurement consultant determines that the amounts thereof shall be different from those set forth in this Lease, Landlord shall modify all amounts, percentages and figures appearing or referred to in this Lease to conform to such corrected rentable square footage (including, without limitation, the amount of the "Rent, " as that term is defined in
Article 4 of this Lease). If such modification is made, it will be confirmed in writing by Landlord to Tenant.

         1.4 Must Take Space. Tenant and Landlord agree to add to the Premises approximately 26,906 additional rentable square feet of space located on the third (3rd) floor of the Building as set forth on Exhibit A attached hereto ("Must Take Space"). The effective date of Tenant's lease of the Must Take Space (the "Must Take Effective Date") shall be the date of Landlord's delivery of the Must Take Space to Tenant. The date that Tenant's obligation to commence the payment of Rent for the Must Take Space (the "Must Take Rent Commencement Date") shall be the earlier of (i) the date Tenant commences business in the Must Take Space and (ii) sixty (60) days following the Must Take Effective Date. Tenant's lease of the Must Take Space shall be on the same terms and conditions as affect the original Premises throughout the Lease Term, including, without limitation, the same Base Rent rate (per rentable square foot) as then applies to the original Premises, provided, however, that Tenant's Share of Direct Expenses shall be increased to take into account the additional number of rentable square feet of the Must Take Space. The Must Take Space shall be improved in accordance with the Tenant Work Letter Agreement attached hereto as Exhibit B as if the Must Take Space were the original Premises. The Lease Term for the Must Take Space and Tenant's obligation to pay Rent with respect to the Must Take Space shall commence upon the Must Take Rent Commencement Date and shall expire co-terminously with the Lease Term for the original Premises. Landlord shall not be liable to Tenant or otherwise be in default hereunder in the event that Landlord is unable to deliver the Must Take Space to Tenant on the projected delivery date thereof due to the failure of any other tenant to timely vacate and surrender to Landlord such Must Take Space, or any portion thereof; provided, however, Landlord agrees to use its commercially reasonable efforts to enforce its right to possession of such Must Take Space against such other tenant. Promptly after Landlord's delivery of the Must Take Space to Tenant, Landlord and Tenant shall, at either party's election, execute an instrument acknowledging the date of the Must Take Effective Date and the Must Take Rent Commencement Date.

         1.5 Right of First Refusal. Landlord hereby grants to the Tenant named in the Summary ("Original Tenant") a right of first refusal with respect to all remaining space located on the first (1st), second (2nd), fourth (4th), sixth
(6th) and tenth (10th) floors of the Building (collectively, the "First Refusal Space"). Notwithstanding the foregoing (i) for First Refusal Space which is subject to a lease as of the date of this Lease, such first refusal right of Tenant shall commence only following the expiration or earlier termination of such existing lease (such existing leases may be collectively referred to herein as the "Superior Leases"), including any renewal of such Superior Leases, whether or not such renewal is pursuant to an express written provision in such lease, and regardless of whether any such renewal is consummated pursuant to a lease amendment or a new lease, and (ii) such first refusal right shall be subordinate and secondary to all rights of expansion, first refusal, first offer or similar rights granted to the tenant(s) of the Superior Leases or any other leases existing as of the date of this Lease (the rights described in items (i) and (ii), above to be known collectively, for purposes of this Section 1.5 only, as "Superior Rights"). Tenant's right of first refusal shall be on the terms and conditions set forth in this Section 1.5. Notwithstanding the foregoing, if any right of expansion, first refusal, first offer or other similar right is granted under any renewal of a Superior Lease or an existing lease, and if the granting of such right is not required by the terms of the Superior Lease or existing lease, then such right will not be a Superior Right.

                  1.5.1 Procedure for Notice. Landlord shall notify Tenant (the "First Refusal Notice") from time to time when Landlord receives a proposal or request for proposal that Landlord would seriously consider for all or any portion of the First Refusal Space, where no holder of a Superior Right desires to lease such space. The First Refusal Notice shall describe the space which is the subject of the proposal or request for proposal and shall set forth the terms and conditions (including the proposed lease term) set forth in the proposal or request for proposal (collectively, the "Terms"). Notwithstanding the foregoing, Landlord's obligation to deliver the First Refusal Notice shall not apply during the last nine (9) months of the Lease Term unless Tenant has delivered an Interest Notice to Landlord pursuant to Section 2.2.2 below nor shall Landlord be obligated to deliver the First Refusal Notice during the last six (6) months of the Lease Term unless Tenant has delivered the Option Notice to Landlord pursuant to Section 2.2.2 below.

                  1.5.2 Procedure for Acceptance. If Tenant wishes to exercise Tenant's right of first refusal with respect to the space described in the First Refusal Notice, then within five (5) business days after delivery of the First Refusal Notice to Tenant (the "Election Date"), Tenant shall deliver written notice to Landlord ("Tenant's Election Notice") pursuant to which Tenant shall elect either to (i) lease the entire First Refusal Space described in the First Refusal Notice upon the Terms set forth in the First Refusal Notice; (ii) refuse to lease such First Refusal Space identified in the First Refusal Notice, specifying that such refusal is not based upon the Terms set forth by Landlord in the First Refusal Notice, but upon Tenant's lack of need for such First Refusal Space, in which event Landlord may lease such First Refusal Space to any person or entity on any terms Landlord desires and Tenant's right of first refusal with respect to the First Refusal Space specified in Landlord's First Refusal Notice shall thereupon terminate and be of no further force or effect; or (iii) refuse to lease the First Refusal Space, specifying that such refusal is based upon the Terms set forth in the First Refusal Notice, in which event Tenant shall also specify in Tenant's Election Notice revised Terms upon which

Tenant would be willing to lease such First Refusal Space from Landlord. If Tenant does not so respond in writing to Landlord's First Refusal Notice by the Election Date, Tenant shall be deemed to have elected the option described in clause (ii) above. If Tenant timely delivers to Landlord Tenant's Election Notice pursuant to clause (iii) above, Landlord may elect either to: (a) lease such First Refusal Space to Tenant upon the revised Terms specified by Tenant in Tenant's Election Notice; or (b) lease the First Refusal Space to any person or entity upon any terms Landlord desires; provided, however, if (1) the Terms of Landlord's proposed lease to said third party are materially more favorable to the third party than those Terms proposed by Tenant in Tenant's Election Notice, or (2) the size of the First Refusal Space to be leased to such third party is less than the size of the First Refusal Space offered to Tenant, before entering into such third party lease, Landlord shall notify Tenant of such more favorable Terms (or such reduced size) and Tenant shall have the right to lease the First Refusal Space upon such more favorable Terms (or as to such reduced size) by delivering written notice thereof to Landlord within five (5) business days after Tenant's receipt of Landlord's notice. If Tenant does not elect to lease such space from Landlord within said five (5) business day period, Tenant shall be deemed to have elected the option described in clause (ii) above and Tenant's right of first refusal with respect to the First Refusal Space specified in Landlord's First Refusal Notice shall thereupon terminate and be of no further force or effect.

                  1.5.3 Lease of First Refusal Space. If Tenant timely exercises Tenant's right to lease the First Refusal Space as set forth herein, Landlord and Tenant shall execute an amendment to this Lease incorporating into this Lease the Terms applicable to such First Refusal Space.

                  1.5.4 Termination of Right of First Refusal. The rights set forth in this Section 1.5, and Landlord's obligations with respect thereto, shall be personal to the Original Tenant and Tenant's Affiliates. The right of first refusal granted herein shall terminate as to a particular First Refusal
Space upon the failure by Tenant to exercise its right of first refusal with respect to such First Refusal Space as offered by Landlord but shall remain in effect for any subsequent availability of all or any portion of the remaining First Refusal Space. Tenant shall not have the right to lease the First Refusal Space if, as of the date of the attempted exercise of any right of first refusal by Tenant, or, at Landlord's option, as of the scheduled date of delivery of such First Refusal Space to Tenant, Tenant is in material default under this Lease after any applicable notice and cure periods.

         1.6 Right of Availability. Tenant shall has e a right of availability with respect to any then available space in the Building that is not subject to the right of first refusal under Section 1.5 above ("Availability Space") upon the terms and conditions set forth in this Section 1.6. Tenant's right of availability shall be subject and subordinate to any then-existing expansion, extension, first offer, first refusal or similar rights granted under lease to any other tenant of the Building and any potential tenant with whom Landlord has signed or is negotiating a request for proposal or a letter of intent (collectively and for purposes of this Section 1.6 only, the "Superior Rights"). Landlord shall, every six (6) months during the Term, deliver to Tenant a notice (the "Availability Notice") indicating which of the Availability Space is then available or is expected to become available in the next six (6) months. If Tenant desires to lease any portion of the Availability Space described in the

Availability Notice, Tenant may so notify Landlord (the "Lease Notice"), which Lease Notice shall describe the number of square feet and location so desired by Tenant. Within ten (10) business days after Landlord's receipt of the Availability Notice, Landlord shall notify Tenant in writing ("Response Notice"), Landlord's proposed terms and conditions applicable to Tenant's lease of such space including, without limitation, the proposed rental rate, Base Year, term of such lease, rentable abatement concessions (if any) and any contribution by Landlord toward the improvement of such space (collectively, the "Basic Terms"). Within five (5) business days after Tenant's receipt of Landlord's Response Notice, Tenant shall notify Landlord in writing whether Tenant accepts such proposed Basic Terms or whether Tenant elects to negotiate, in good faith, such Basic Terms ("Tenant's Election Notice"). If, in Tenant's Election Notice, Tenant accepts such Basic Terms, then Landlord and Tenant shall promptly enter into an amendment to this Lease incorporating into this Lease the Basic Terms applicable to such space. If, in Tenant's Election Notice, Tenant elects to negotiate such Basic Terms, the parties shall enter into good faith negotiations for a period of fifteen (15) days after Landlord's receipt of Tenant's Election Notice. If Landlord and Tenant reach an agreement on the negotiated Basic Terms, then Landlord and Tenant shall enter into an amendment to this Lease incorporating into this Lease the negotiated Basic Terms applicable to such space. If Landlord and Tenant are unable to reach agreement on such Basic Terms within said fifteen (15) day period, or if Tenant fails to timely give Tenant's Election Notice, Tenant shall have no further rights to such portion of the Availability Space specified in Landlord's Response Notice, and Landlord shall be free to lease such space to anyone to whom Landlord desires on any terms Landlord desires, until the later to occur of ninety (90) days thereafter or the date of Tenant's delivery of another Lease Notice for such space. The right of availability set forth in this Section 1.5 and Landlord's obligations with respect thereto shall be personal to, and may only be exercised by, the Original Tenant and/or Tenant's Affiliates. Tenant shall not have the right to lease Availability Space if, as of the date of the attempted exercise of any such right by Tenant, or, at Landlord's option, as of the scheduled date of delivery of such space to Tenant, Tenant is in default under this Lease after any applicable notice and cure periods. Notwithstanding the foregoing, Tenant's rights and Landlord's obligation under this Section 1.6 shall not apply during the last nine (9) months of the Lease Term unless Tenant has delivered an Interest Notice to Landlord pursuant to Section 2.2.2 below nor shall Landlord be obligated to deliver the First Refusal Notice during the last six (6) months of the Lease Term unless Tenant has delivered the Option Notice to Landlord pursuant to Section 2.2.2 below.

                                    ARTICLE 2
                                    ---------

                                   LEASE TERM
                                   ----------

         2.1 Initial Term. The terms and provisions of this Lease shall be effective as of the date of this Lease except for the provisions of this Lease relating to the payment of Rent. The term of this Lease (the "Lease Term") shall be as set forth in Section 7.1 of the Summary and shall commence on the date (the "Lease Commencement Date") set forth in Section 7.2 of the Summary (subject, however, to the terms of the Tenant Work Letter, if applicable), and shall terminate on the date (the "Lease Expiration Date" set forth in Section
7.3 of the Summary, unless this Lease is sooner terminated as hereinafter provided. For purposes of this Lease, the term "Lease Year" shall mean each consecutive twelve (12) month period during the Lease Term, provided, however, that the first Lease Year shall commence on the Lease Commencement Date and end on the last day of the eleventh month thereafter and the second and each succeeding Lease Year shall commence on the first day of the next calendar month; and further provided that the last Lease Year shall end on the Lease Expiration Date. At any time during the Lease Term, Landlord may deliver to Tenant a notice of Lease Term dates in the form as set forth in Exhibit C, attached hereto, which notice Tenant shall execute and return to Landlord within ten (10) business days of receipt thereof.

         2.2 Option Term. Landlord hereby grants to the Original Tenant two (2) options to extend the Lease Term for a period of five (5) years (each an "Option Term"), which options shall be exercisable only by written notice ("Option Notice") delivered by Tenant to Landlord as provided in Section 2.2.2 below, provided that, as of the date of delivery of such notice and, at Landlord's option, as of the last day of the Lease Term, Tenant is not in material default under this Lease after expiration of applicable cure periods. The right contained in this Section 2.2 shall be personal to the Original Tenant and may only be exercised by the Original Tenant or any of Tenant's Affiliates that have succeeded to the Original Tenant's interest under this Lease (and not any other assignee, sublessee or other transferee of the Original Tenant's interest in this Lease) if the Original Tenant and/or any of Tenant's Affiliates collectively occupy the entire Premises as of the date of the Option Notice.

                  2.2.1 Option Rent. The Rent payable by Tenant during the Option Term (the "Option Rent") shall be equal to ninety-five percent (95%) of the then prevailing fair market rent for the Premises (together with the fair market rental value of the parking rights granted under Article 28) as of the commencement date of the Option Term, but in no event may the Option Rent be less than ninety percent (90%) of the sum of Base Rent plus Tenant's Share of Direct Expenses payable by Tenant immediately prior to the Option Term. The then prevailing fair market rent shall be the rental rate, including all escalations, at which new, non-renewal tenants, as of the commencement of the Option Term, are leasing non-sublease, non-encumbered space comparable in size, location and quality to the Premises for a term of five (5) years, which comparable space is located in the Building taking into consideration the following concessions: (a) rental abatement concessions, if any, being granted such tenants in connection with such comparable space and (b) tenant improvements or allowances provided or to be provided for such comparable space, taking into account, and deducting the value of, the existing improvements in the Premises, with such value to be based upon the age, quality and layout of the improvements and the extent to which the same could be utilized by Tenant based upon the fact that the precise tenant improvements existing in the Premises are specifically suitable to Tenant.

                  2.2.2 Exercise of Option. The option contained in this Section
2.2 shall be exercised by Tenant, if at all, only in the following manner: (i) Tenant shall deliver written notice ("Interest Notice") to Landlord on or before the date which is nine (9) months prior to the expiration of the Lease Term, stating that Tenant is interested in exercising its option; (ii) Landlord, after receipt of Tenant's notice, shall deliver notice (the "Option Rent Notice") to Tenant not less than seven (7) months prior to the expiration of the Lease Term, setting forth the Option Rent; and (iii) if Tenant wishes to exercise such option, Tenant shall, on or before the earlier of (A) the date occurring six (6) months prior to the expiration of the Lease Term, and (B) the date occurring thirty (30) days after Tenant's receipt of the Option Rent Notice, exercise the option by delivering the Option Notice to Landlord and upon, and concurrent with, such exercise, Tenant may, at its option, object to the Option Rent determined by Landlord. If Tenant exercises the option to extend but objects to the Option Rent contained in the Option Rent Notice, the parties shall follow the procedure, and the Option Rent shall be determined, as set forth in Section
2.2.3 below. Failure of Tenant to deliver the Interest Notice to Landlord on or before the date specified in (i) above or to deliver the Option Notice to Landlord on or before the date specified in (iii) above shall be deemed to constitute Tenant's failure to exercise its option to extend. If Tenant timely and properly exercises its option to extend, the Lease Term shall be extended for the Option Term upon all of the terms and conditions set forth in this Lease, except that the Rent shall be as indicated in the Option Rent Notice or as determined in accordance with Section 2.2.3 below, as applicable.

                  2.2.3 Determination of Option Rent. In the event Tenant exercises its option to extend but objects to Landlord's determination of the Option Rent concurrently with its exercise of the option to extend, Landlord and Tenant shall attempt to agree in good faith upon the Option Rent. If Landlord and Tenant fail to reach agreement within twenty (20) days following Tenant's delivery of the Option Notice (the "Outside Agreement Date") then each party shall make a separate determination of the Option Rent, within five (5) business days after the Outside Agreement Date, concurrently exchange such determinations and such determinations shall be submitted to arbitration in accordance with Sections 2.2.3.1 through 2.2.3.7 below.

                             2.2.3.1  Landlord and Tenant shall each appoint one
arbitrator who shall by profession be a real estate broker or appraiser who shall have been active over the five (5) year period ending on the date of such appointment in the leasing (or appraisal, as the case may be) of commercial high-rise properties in the central corridor area of Phoenix. The determination of the arbitrators shall be limited solely to the issue area of whether Landlord's or Tenant's submitted Option Rent is the closest to the actual Option Rent, as determined by the arbitrators, taking into account the requirements of
Section 2.2.1 of this Lease. Each such arbitrator shall be appointed within fifteen (15) business days after the applicable Outside Agreement Date.

                             2.2.3.2 The two (2)  arbitrators so appointed shall
within five (5) days of the date of the appointment of the last appointed arbitrator agree upon and appoint a third arbitrator who shall be qualified under the same criteria set forth hereinabove for qualification of the initial two (2) arbitrators.

                             2.2.3.3 The three (3) arbitrators shall within five
(5) days of the appointment of the third arbitrator reach a decision as to whether the parties shall use Landlord's or Tenant's submitted Option Rent and shall notify Landlord and Tenant thereof.

                             2.2.3.4 The  decision of the  majority of the three
(3) arbitrators shall be binding upon Landlord and Tenant.

                             2.2.3.5  If  either  Landlord  or  Tenant  fails to
appoint an arbitrator within fifteen (15) business days after the applicable Outside Agreement Date, the arbitrator appointed by one of them shall reach a decision, notify Landlord and Tenant thereof, and such arbitrator's decision shall be binding upon Landlord and Tenant.

                             2.2.3.6  If the two (2)  arbitrators  fail to agree
upon and appoint a third arbitrator, or both parties fail to appoint an arbitrator, then the appointment of the third arbitrator or any arbitrator shall be dismissed and the Option Rent to be decided shall be forthwith submitted to arbitration under the provisions of the American Arbitration Association, but subject to the instruction set forth in this Section 2.2.3.

                             2.2.3.7  The cost of  arbitration  shall be paid by
Landlord and Tenant equally.

                                    ARTICLE 3
                                    ---------

                           BASE RENT AND INTERIM RENT
                           --------------------------

         3.1 Interim Rent. As consideration for Tenant's occupancy of, and conduct of business within, approximately 10,000 rentable square feet of the Premises (the "Early Occupancy Space") from the date of Landlord's delivery of the Premises to Tenant until the Lease Commencement Date (the "Interim Term"), Tenant shall pay to Landlord at the location designated in Section 3.2 below, rent in the monthly amount of Fifteen Thousand Eight Hundred Thirty-Three and 33/100 Dollars ($15,833.33) ("Interim Rent"), without notice, deduction or setoff, commencing upon the commencement of the Interim Term and continuing on the first day of each month thereafter during the Interim Term, provided, however, Interim Rent for the first full month shall be paid at the time of Tenant's execution of this Lease. Interim Rent for any partial month shall be prorated as set forth in Section 3.2 below.

         3.2 Base Rent. Tenant shall pay, without notice or demand, to Landlord or Landlord's agent at the management office of the Building, or at such other place within the continental United States as Landlord may from time to time designate in writing, in currency or a check for currency which, at the time of payment, is legal tender for private or public debts in the United States of America, base rent ("Base Rent") as set forth in Section 8 of the Summary, payable in equal monthly installments as set forth in Section 8 of the Summary in advance on or before the first day of each and every month during the Lease Term, without any setoff or deduction whatsoever. The Base Rent for the first full month of the Lease Term, which occurs after the expiration of any free rent period, shall be paid at the time of Tenant's execution of this Lease. If any rental payment date (including the Lease Commencement Date) falls on a day of the month other than the first day of such month or if any rental payment is for a period which is shorter than one month, then the rental for any such fractional month shall be a proportionate amount of a full calendar month's rental based on the proportion that the number of days in such fractional month bears to the number of days in the calendar month during which such fractional month occurs. All other payments or adjustments required to be made under the terms of this Lease that require proration on a time basis shall be prorated on the same basis.

                                    ARTICLE 4
                                    ---------

                                 ADDITIONAL RENT
                                 ---------------

         4.1  Additional  Rent. In addition to paying the Base Rent specified in
Article 3 of this Lease, Tenant shall pay as additional rent "Tenant's Share" of the annual "Direct Expenses," as those terms are defined in Sections 4.2.8 and
4.2.3 of this Lease, respectively, which are in excess of the amount of Direct Expenses applicable to the "Base Year," as that term is defined in Section 4.2.1 of this Lease. Such additional rent, together with any and all other amounts payable by Tenant to Landlord pursuant to the terms of this Lease, shall be hereinafter collectively referred to as the "Additional Rent." The Base Rent and Additional Rent are herein collectively referred to as the "Rent." All amounts due under this Article 4 as Additional Rent shall be payable for the same periods and in the same manner, time and place as the Base Rent. Without limitation on other obligations of Tenant which shall survive the expiration of the Lease Term, the obligations of Tenant to pay the Additional Rent provided for in this Article 4 shall survive the expiration of the Lease Term.

         4.2. Definitions. As used in this Article 4, the following terms shall have the meanings hereinafter set forth:

                  4.2.1 "Base Year" shall mean the year set forth in Section 9.1 of the Summary.

                  4.2.2 "Calendar Year" shall mean each calendar year in which any portion of the Lease Term falls, through and including the calendar year in which the Lease Term expires.

                  4.2.3 "Direct Expenses" shall mean "Operating Expenses" and "Tax Expenses."

                  4.2.4 "Expense Year" shall mean each Calendar Year, provided that Landlord, upon notice to Tenant, may change the Expense Year from time to time to any other twelve (12) consecutive-month period, and, in the event of any such change, Tenant's Share of Direct Expenses shall be equitably adjusted for any Expense Year involved in any such change.

                  4.2.5 "Operating Expenses" shall mean all expenses, costs and amounts of every kind and nature which Landlord shall actually pay during any Expense Year because of or in direct connection with the ownership, management, maintenance, repair, restoration or operation of the Real Property, including, without limitation, any amounts paid for (i) the cost of supplying all utilities, the cost of operating, maintaining, repairing, renovating (which is not a capital expenditure unless otherwise expressly permitted herein) and managing the utility systems, mechanical systems, sanitary and storm drainage systems, and any escalator and/or elevator systems, and the cost of supplies and equipment and maintenance and service contracts in connection therewith; (ii) the cost of licenses, certificates, permits and inspections and the cost of contesting the validity or applicability of any governmental enactments which may affect Operating Expenses; (iii) the cost of insurance carried by Landlord, in such amounts as Landlord may reasonably determine or as may be required by any mortgagees or the lessor of any underlying or ground lease affecting the Real Property; (iv) the cost of landscaping, relamping, and all supplies, tools, equipment and materials used in the operation, repair and maintenance of the Real Property; (v) the cost of parking area repair, restoration, and maintenance, including, but not limited to, repainting, restriping, and cleaning; (vi) fees, charges and other costs, including consulting fees, legal fees and accounting fees, of all contractors engaged by Landlord in connection with the management, operation, maintenance and repair of the Real Property;
(vii) any equipment rental agreements or management agreements (including the cost of any management fee); (viii)wages, salaries and other compensation and benefits of all persons engaged in the operation, management, maintenance or security of the Real Property, and employer's Social Security taxes, unemployment taxes or insurance, and any other taxes which may be levied on such wages, salaries, compensation and benefits; provided, that if any employees of Landlord provide services for more than one building of Landlord, then a prorated portion of such employees' wages, benefits and taxes shall be included in Operating Expenses based on the portion of their working time devoted to the Real Property; (ix) payments under any easement, license, operating agreement, declaration, restrictive covenant, underlying or ground lease (excluding rent or similar charge in the nature of rent), or instrument pertaining to the sharing of costs by the Real Property; (x) operation, repair, maintenance and replacement (which is not a capital expenditure unless otherwise expressly permitted herein) of all "Systems and Equipment," as that term is defined in
Section 4.2.6 of this Lease, and components thereof; (xi) the cost of janitorial service, alarm and security service, window cleaning, trash removal, replacement of wall and floor coverings, ceiling tiles and fixtures in lobbies, corridors, restrooms and other common or public areas or facilities, maintenance and replacement of curbs and walkways, repair to roofs and re-roofing; (xii) costs incurred by Landlord in connection with the operation of a concierge service (if such service is provided) and the reasonable costs of an attendant, if necessary, to operate the conference rooms of the Building; (xiii) amortization (including interest on the unamortized cost) of the cost of acquiring or the rental expense of personal property used in the maintenance, operation and repair of the Real Property; and (xiv) the cost of any capital improvements or other costs (a) which are intended as a labor-saving device or to effect other economies in the operation or maintenance of the Real Property, (b) made to the Building after the Lease Commencement Date that are required under any governmental law or regulation or (c) for the refurbishment or replacement of Real Property improvements or amenities; provided, however, that if any such cost described in (a), (b) or (c) above is a capital expenditure, such cost shall be amortized (including interest on the unamortized cost) over its useful life as Landlord shall reasonably determine in accordance with generally accepted accounting policies and treatments. If Landlord is not furnishing any particular work or service (the cost of which, if performed by Landlord, would be included in Operating Expenses) to a tenant who has undertaken to perform such work or service in lieu of the performance thereof by Landlord, Operating Expenses shall be deemed to be increased by an amount equal to the additional

Operating Expenses which would reasonably have been incurred during such period by Landlord if it had at its own expense furnished such work or service to such tenant. If the average occupancy of the Building during any Expense Year (including the Base Year) is less than seventy-five percent (75%), Landlord shall make an appropriate adjustment to the variable components of Operating Expenses for such year, employing sound accounting and management principles, to determine the amount of Operating Expenses that would have been paid had the Building been seventy-five percent (75%) occupied. Landlord shall have the right, from time to time, to equitably allocate some or all of the Operating Expenses among different tenants of the Building (the "Cost Pools"). Such Cost Pools may include, but shall not be limited to, the office space tenants of the Building and the retail space tenants of the Building. Notwithstanding anything to the contrary set forth in this Article 4, when calculating Direct Expenses for the Base Year, Operating Expenses shall exclude market-wide labor-rate increases due to extraordinary circumstances, including, but not limited to, boycotts and strikes, amortization of the cost of any capital improvements and utility rate increases due to extraordinary circumstances including, but not limited to, conservation surcharges, boycotts, embargoes or other shortages. As long as the athletic facility (described in Section 4.2.8) is not converted to general office space, the expenses, costs and amounts associated with, or related to, the athletic facility, shall not be included in Operating Expenses.

         4.2.6 "Systems and Equipment" shall mean any plant, machinery, transformers, duct work, cable, wires, and other equipment, facilities, and systems designed to supply heat, ventilation, air conditioning and humidity or any other services or utilities, or comprising or serving as any component or portion of the electrical, gas, steam, plumbing, sprinkler, communications, alarm, security, or fire/life safety systems or equipment, or any other mechanical, electrical, electronic, computer or other systems or equipment which serve the Real Property in whole or in part.

         4.2.7 "Tax Expenses" shall mean all federal, state, county, or local governmental or municipal taxes, fees, charges or other impositions of every kind and nature, whether general, special, ordinary or extraordinary (including, without limitation, real estate taxes, general and special assessments, transit taxes, leasehold taxes or taxes based upon the receipt of rent, including gross receipts or sales taxes applicable to the receipt of rent, unless required to be paid by Tenant, personal property taxes imposed upon the fixtures, machinery, equipment, apparatus, systems and equipment, appurtenances, furniture and other personal property used in connection with the Building), which Landlord shall actually pay during any Expense Year because of or in connection with the ownership, leasing and operation of the Real Property or Landlord's interest therein.

                  4.2.7.1 Tax Expenses shall include, without limitation:

                             (i) Any tax on Landlord's rent, right to rent or other income from the Real Property or as against Landlord's business of leasing any of the Real Property, including transaction privilege taxes;

                             (ii) Any assessment, tax, fee, levy or charge in addition to, or in substitution, partially or totally, of any assessment, tax, fee, levy or charge previously included within the definition of real property tax. It is the intention of Tenant and Landlord that all such new and increased assessments, taxes, fees, levies, and charges and all similar assessments, taxes, fees, levies and charges be included within the definition of Tax Expenses for purposes of this Lease;

                             (iii) Any  assessment,  tax,  fee,  levy, or charge
         allocable to or measured by the area of the Premises or the rent payable hereunder, including, without limitation, any gross income tax with respect to the receipt of such rent, or upon or with respect to the possession, leasing, operating, management, maintenance, alteration, repair, use or occupancy by Tenant of the Premises, or any portion thereof; and

                             (iv) Any assessment, tax, fee, levy or charge, upon this transaction or any document to which Tenant is a party, creating or transferring an interest or an estate in the Premises.

                  4.2.7.2    [Intentionally Omitted]

                  4.2.7.3 If Tax Expenses for any period during the Lease Term or any extension thereof are increased after payment thereof by Landlord for any reason, including, without limitation, error or reassessment by applicable governmental or municipal authorities, Tenant shall pay Landlord upon demand Tenant's Share of such increased Tax Expenses.

                  4.2.7.4 Notwithstanding anything to the contrary contained in this Section 4.2.7 (except as set forth in Sections 4.2.7.1 and 4.2.7.2, above), there shall be excluded from Tax Expenses (i) all excess profits taxes, franchise taxes, gift taxes, capital stock taxes, inheritance and succession taxes, estate taxes, federal and state income taxes, and other taxes to the extent applicable to Landlord's general or net income (as opposed to rents, receipts or income attributable to operations at the Building), (ii) any items included as Operating Expenses, and (iii) any items paid by Tenant under Section
4.4 of this Lease.

                  4.2.7.5 Notwithstanding anything to the contrary set forth in this Article 4, when calculating Direct Expenses for the Base Year, such Direct Expenses shall not include any increase in Tax Expenses attributable to special assessments, charges, costs, or fees, or due to modifications or changes in governmental laws or regulations, including, but not limited to, the institution of a split tax roll.

                  4.2.7.6 Where commercially reasonable to do so in Landlord's good faith judgment, Landlord shall timely file and pursue an appeal, or similar objection, of annual and special real estate tax assessments and adjust the Tax Expenses accordingly, net of any actual costs incurred directly in pursuit of such appeal or objection.

                  4.2.8 "Tenant's  Share" shall mean the percentage set forth in
Section 9.2 of the Summary. Tenant's Share was calculated by multiplying the number of rentable square feet of the Premises by 100 and dividing the product by the total rentable square feet in the Building. The total rentable square footage of the Building, for purposes of determining Tenant's Share, as of the date hereof is 228,846 (Tenant acknowledges that the actual total rentable square footage of the Building is 247,911, but that, for purposes of determining Tenant's Share, Landlord has excluded the square footage of the athletic facility within the Building consisting of 19,065 rentable square feet. In the event that the athletic facility is converted to general office space, Landlord reserves the right to subsequently include the square footage of the athletic facility within the Building for purposes of determining Tenant's Share). In the event either the rentable square feet of the Premises and/or the total rentable square feet of the Building is changed, Tenant's Share shall be appropriately adjusted, and, as to the Expense Year in which such change occurs, Tenant's Share for such year shall be determined on the basis of the number of days during such Expense Year that each such Tenant's Share was in effect.

         4.3 Calculation and Payment of Additional Rent.

                  4.3.1 Calculation of Excess. If for any Expense Year ending or commencing within the Lease Term, Tenant's Share of Direct Expenses for such Expense Year exceeds Tenant's Share of Direct Expenses for the Base Year, then Tenant shall pay to Landlord, in the manner set forth in Section 4.3.2, below, and as Additional Rent, an amount equal to the excess (the "Excess").

                  4.3.2 Statement of Actual Direct Expenses and Payment by Tenant. Landlord shall endeavor to give to Tenant on or before the first day of April following the end of each Expense Year, a statement (the "Statement") which shall state the Direct Expenses incurred or accrued for such preceding Expense Year, and which shall indicate the amount, if any, of any Excess. Upon receipt of the Statement for each Expense Year ending during the Lease Term, if an Excess is present, Tenant shall pay, with its next installment of Base Rent due, the full amount of the Excess for such Expense Year, less the amounts, if any, paid during such Expense Year as Estimated Excess. The failure of Landlord to timely furnish the Statement for any Expense Year shall not prejudice Landlord from enforcing its rights under this Article 4; provided, however, Tenant shall have no liability for Operating Expenses not contained in a Statement given to Tenant within one (l) year after the end of the Expense Year in which the expense was incurred. Even though the Lease Term has expired and Tenant has vacated the Premises, when the final determination is made of Tenant's Share of the Direct Expenses for the Expense Year in which this Lease terminates, if an Excess is present, Tenant shall immediately pay to Landlord an amount as calculated pursuant to the provisions of Section 4.3.1 of this Lease. The provisions of this Section 4.3.2 shall survive the expiration or earlier termination of the Lease Term.

                  4.3.3 Statement of Estimated Direct Expenses. In addition, Landlord shall endeavor to give Tenant a yearly expense estimate statement (the "Estimate Statement") which shall set forth Landlord's reasonable estimate (the "Estimate") of what the total amount of Direct Expenses for the then-current Expense Year shall be and the estimated Excess (the "Estimated Excess") as calculated by comparing Tenant's Share of Direct Expenses, which shall be based upon the Estimate, to Tenant's Share of Direct Expenses for the Base Year. The failure of Landlord to timely furnish the Estimate Statement for any Expense Year shall not preclude Landlord from enforcing its rights to collect any Estimated Excess under this Article 4, provided, however, Tenant shall have no liability for Operating Expenses not contained in a Statement given to Tenant within one (1) year after the end of the Expense Year in which the expense was incurred. If pursuant to the Estimate Statement an Estimated Excess is calculated for the then current Expense Year, Tenant shall pay, with its next installment of Base Rent due, a fraction of the Estimated Excess for the then-current Expense Year (reduced by any amounts paid pursuant to the last sentence of this Section 4.3.3). Such fraction shall have as its numerator the number of months which have elapsed in such current Expense Year to the month of such payment, both months inclusive, and shall have twelve (12) as its denominator. Until a new Estimate Statement is furnished, Tenant shall pay monthly, with the monthly Base Rent installments, an amount equal to one-twelfth (1/12) of the total Estimated Excess set forth in the previous Estimate Statement delivered by Landlord to Tenant.

         4.4 Taxes and Other Charges for Which Tenant Is Directly Responsible. Tenant shall reimburse Landlord upon demand for any and all taxes or assessments required to be paid by Landlord (except to the extent included in Tax Expenses by Landlord), excluding state, local and federal personal or corporate income taxes measured by the net income of Landlord from all sources and estate and inheritance taxes, whether or not now customary or within the contemplation of the parties hereto, when:

                  4.4.1 Said taxes are measured by or reasonably attributable to the cost or value of Tenant's equipment, furniture, fixtures and other personal property located in the Premises, or by the cost or value of any leasehold improvements made in or to the Premises by or for Tenant, to the extent the cost or value of such leasehold improvements exceeds the cost or value of a building standard build-out as reasonably determined by Landlord regardless of whether title to such improvements shall be vested in Tenant or Landlord;

                  4.4.2 Said taxes are assessed upon or with respect to the possession, leasing, operation, management, maintenance, alteration, repair, use or occupancy by Tenant of the Premises or any portion of the Real Property (including the Parking Facilities);

                  4.4.3 Said taxes are assessed upon this transaction or any document to which Tenant is a party creating or transferring an interest or an estate in the Premises; or

                  4.4.4 Said assessments are levied or assessed upon the Real Property or any part thereof or upon Landlord and/or by any governmental authority or entity, and relate to the construction, operation, management, use, alteration or repair of mass transit improvements.

Notwithstanding the foregoing, with respect to any of such aforementioned taxes described in Sections 4.4.1, 4.4.2 or 4.4.3 that are attributable to Tenant, Tenant's obligation to reimburse Landlord shall be conditioned upon Landlord giving Tenant written notice thereof and the opportunity to pay, or contest (in good faith) to the assessment thereof. If Tenant does not give Landlord written notice of Tenant's payment of such taxes or contest of the assessment thereof within ten (10) days following Tenant's receipt of such notice, Landlord may pay the same and Tenant shall reimburse Landlord upon demand therefor. If Tenant desires to contest the assessment thereof, then Tenant may do so provided that legal procedures for the contesting of such taxes are available that will not subject Landlord or its property to a penalty or lien, and further provided that Tenant complies with such procedures. Landlord will cooperate with Tenant in contesting such assessment and Tenant shall indemnify Landlord from all liability, loss and expense (including reasonable attorneys' fees) incurred by Landlord resulting from such contest and/or failure to pay such assessment.

         4.5 Landlord's Books and Records. Within one (1) year after receipt of a Statement by Tenant ("Review Period"), Tenant's employees or an accountant designated by Tenant (collectively, "Tenant Representative"), may, after reasonable notice to Landlord and during normal business hours, inspect and photocopy Landlord's records at Landlord's offices, provided that Tenant and the Tenant Representative shall, and each of them shall use their commercially reasonable efforts to cause their respective employees to, maintain all information contained in Landlord's records in strict confidence. After such inspection, Tenant may cause a certification as to the proper amount of Additional Rent, at Tenant's expense, by an independent certified public accountant (which accountant is a member of a nationally recognized accounting firm, and which firm has not provided services to Landlord or Tenant within the preceding five (5) years) selected by Landlord and approved by Tenant. The designated accountant shall review Landlord records and calculations, each parties' contentions and this Lease. Landlord shall cooperate in good faith with Tenant and the designated accountant to show Tenant and the designated accountant the information upon which the certification is to be based. Tenant shall pay the cost of the designated accountant and the cost of such certification; provided that if such certification by the designated accountant proves that the Direct Expenses set forth in the Statement were overstated by more than three percent (3%), then the cost of the designated accountant and the cost of such certification shall be paid for by Landlord. Promptly following the parties receipt of such certification, the parties shall make such appropriate payments or reimbursements, as the case may be, to each other, as are determined to be owing pursuant to such certification, together with interest at the Interest Rate from the date due until paid, in the case of payments by Tenant to Landlord, or from the date paid until reimbursed, in the case of reimbursements by Landlord to Tenant; provided, however, if Tenant is in monetary default hereunder, Landlord may credit any sums owing to Tenant under this Section 4.5 against the delinquent sums payable by Tenant. The payment by Tenant of any amounts pursuant to this Article 4 shall not preclude Tenant from questioning the correctness of any Statement delivered by Landlord, provided that the failure of Tenant to object thereto prior to the expiration of the Review Period shall be conclusively deemed Tenant's approval of the applicable Statement.

                                    ARTICLE 5
                                    ---------

                                 USE OF PREMISES
                                 ---------------

         5.1 Permitted Use. Tenant shall use the Premises solely for general office purposes consistent with the character of the Building as a first-class office building, and Tenant shall not use or permit the Premises to be used for any other purpose or purposes whatsoever.

         5.2 Prohibited Uses. Tenant further covenants and agrees that it shall not use, or authorize any person or persons to use the Premises, the Parking Facilities or any other Common Areas or any part thereof for any use or purpose contrary to the provisions of Exhibit D attached hereto ("Rules and Regulations"), or in violation of the laws of the United States of America, the State of Arizona, or the ordinances, regulations or requirements of the local municipal or county governing body or other lawful authorities having jurisdiction over the Building. Tenant shall, promptly upon acquiring knowledge thereof, give Landlord written notice of any person using the Premises, the Parking Facilities or any other Common Areas in violation of any laws. Tenant shall comply with all recorded covenants, conditions, and restrictions, and the provisions of all ground or underlying leases, now or hereafter affecting the Real Property which Landlord supplies to Tenant. Tenant shall not use or allow another person or entity to use any part of the Premises for the storage, use, treatment, manufacture or sale of any hazardous or toxic material except for ordinary office and janitorial supplies in quantities customarily used by office tenants.

                                    ARTICLE 6
                                    ---------

                             SERVICES AND UTILITIES
                             ----------------------

         6.1 Standard Tenant Services. Landlord shall provide the following services on all days during the Lease Term, unless otherwise stated below.

                  6.1.1 Subject to all governmental rules, regulations and guidelines applicable thereto, Landlord shall provide heating and air conditioning when necessary for normal comfort for normal office use in the Premises, from Monday through Friday, during the period from 8:00 a.m. to 6:00 p.m., and on Saturday during the period from 8:00 a.m. to 12:00 noon, except for the date of observation of New Year's Day, Presidents' Day, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, Christmas Day and other nationally recognized holidays (collectively, the "Holidays").

                  6.1.2 Landlord shall provide adequate electrical wiring and facilities and power for normal general office use as reasonably determined by Landlord. Tenant shall bear the cost of replacement of lamps, starters and ballasts for lighting fixtures within the Premises.

                  6.1.3 Landlord shall provide city water from the regular Building outlets for drinking, lavatory and toilet purposes.

                  6.1.4 Landlord shall provide janitorial services five (5) days per week, except the date of observation of the Holidays, in and about the Premises and window washing services in a manner consistent with other comparable buildings in the vicinity of the Building.

                  6.1.5 Landlord shall provide nonexclusive automatic passenger elevator service at all times.

                  6.1.6 Landlord shall provide nonexclusive freight elevator service subject to scheduling by Landlord.

         6.2 Overstandard Tenant Use. Tenant shall not, without Landlord's prior written consent, which shall not be unreasonably delayed or withheld, use heat-generating machines, machines other than normal fractional horsepower office machines or normal office computer equipment, or equipment or lighting other than building standard lights in the Premises, which may affect the temperature otherwise maintained by the air conditioning system or increase the water normally furnished for the Premises by Landlord pursuant to the terms of
Section 6.1 of this Lease. If such consent is given, Landlord shall have the right, where necessitated by the basis of such consent, to install supplementary air conditioning units or other facilities in the Premises, including supplementary or additional metering devices, and the cost thereof, including the cost of installation, operation and maintenance, increased wear and tear on existing equipment and other similar charges, shall be paid by Tenant to Landlord upon billing by Landlord. If Tenant uses electricity, water or heat or air conditioning in excess of that supplied by Landlord pursuant to Section 6.1 of this Lease, Tenant shall pay to Landlord, upon billing, the cost of such excess consumption, the cost of the installation, operation, and maintenance of equipment which is installed in order to supply such excess consumption, and the cost of the increased wear and tear on existing equipment caused by such excess consumption, and Landlord may install devices to separately meter any increased use and in such event Tenant shall pay the increased cost directly to Landlord, on demand, including the cost of such additional metering devices (if Landlord separately meters all of any particular utility use by Tenant, as opposed to only the increased use, then Landlord shall make an appropriate adjustment to Operating Expenses so that Tenant is not double-billed for the cost of such utility). If Tenant desires to use heat, ventilation or air conditioning during hours other than those for which Landlord is obligated to supply such utilities pursuant to the terms of Section 6.1 of this Lease, Tenant shall give Landlord such prior notice, as Landlord shall from time to time establish as appropriate, of Tenant's desired use and Landlord shall supply such utilities to Tenant at such hourly, full-floor cost to Tenant as Landlord shall from time to time reasonably establish. Amounts payable by Tenant to Landlord for such use of additional utilities shall be deemed Additional Rent hereunder and shall be billed on a monthly basis. Landlord may increase the hours or days during which air conditioning, heating and ventilation are provided to the Premises and the Building to accommodate the usage by tenants occupying two-thirds or more of the rentable square feet of the Building or to conform to practices of other buildings in the area comparable to the Building.

         6.3 Interruption of Use. Tenant agrees that Landlord shall not be liable for damages, by abatement of Rent or otherwise, for failure to furnish or delay in furnishing any service (including telephone and telecommunication services), or for any diminution in the quality or quantity thereof, when such failure or delay or diminution is occasioned, in whole or in part, by repairs, replacements, or improvements, by any strike, lockout or other labor trouble, by inability to secure electricity, gas, water, or other fuel at the Building after reasonable effort to do so, by any accident or casualty whatsoever, by act or default of Tenant or other parties, or by any other cause beyond Landlord's reasonable control; and such failures or delays or diminution shall never be deemed to constitute an eviction or disturbance of Tenant's use and possession of the Premises or relieve Tenant from paying Rent or performing any of its obligations under this Lease. Furthermore, Landlord shall not be liable under any circumstances for a loss of, or injury to, property or for injury to, or interference with, Tenant's business, including, without limitation, loss of profits, however occurring, through or in connection with or incidental to a failure to furnish any of the services or utilities as set forth in this Article 6, except for loss or injury that is not covered by insurance carried, or required to be carried hereunder, by Tenant and which is caused by the gross negligence or willful misconduct of Landlord.

         6.4 Additional Services. Landlord shall also have the exclusive right, but not the obligation, to provide any additional services which may be required by Tenant, including, without limitation, locksmithing, lamp replacement, additional janitorial service, and additional repairs and maintenance, provided that Tenant shall pay to Landlord upon billing, the sum of all reasonable costs to Landlord of such additional services plus an administration fee not to exceed fifteen percent (15%). Charges for any service for which Tenant is required to pay from time to time hereunder, shall be deemed Additional Rent hereunder and shall be billed on a monthly basis.

                                    ARTICLE 7
                                    ---------

                                     REPAIRS
                                     -------

         Tenant shall, at Tenant's own expense, keep the Premises, including all improvements, fixtures and furnishings therein, in good order, repair and condition at all times during the Lease Term. In addition, Tenant shall, at Tenant's own expense but under the supervision and subject to the prior approval of Landlord, and within any reasonable period of time specified by Landlord, promptly and adequately repair all damage to the Premises and replace or repair all damaged or broken fixtures and appurtenances; provided however, that, at Landlord's option, or if Tenant fails to make such repairs, Landlord may, but need not, make such repairs and replacements, and Tenant shall pay Landlord the cost thereof, including a percentage of the cost thereof (to be uniformly established for the Building) sufficient to reimburse Landlord for all overhead, general conditions, fees and other costs or expenses arising from Landlord's involvement with such repairs and replacements forthwith upon being billed for same. Landlord may, but shall not be required to, enter the Premises, after reasonable notice (except in an emergency situation), at all reasonable times to make such repairs, alterations, improvements and additions to the Premises or to the Building or to any equipment located in the Building as Landlord shall desire or deem necessary or as Landlord may be required to do by governmental or quasi-governmental authority or court order or decree. Except as expressly stated in this Lease, Tenant hereby waives and releases its right to make repairs at Landlord's expense under any Arizona law, statute, or ordinance now or hereafter in effect.

                                    ARTICLE 8
                                    ---------

                            ADDITIONS AND ALTERATIONS
                            -------------------------

         8.1 Landlord's Consent to Alterations. Except for nonstructural alterations not affecting Building systems, the cost of which does not in each instance exceed Ten Thousand Dollars ($10,000.00), Tenant may not make any improvements, alterations, additions or changes to the Premises (collectively, the "Alterations") without first procuring the prior written consent of Landlord to such Alterations, which consent shall be requested by Tenant not less than thirty (30) days prior to the commencement thereof, and which consent shall not be unreasonably withheld or delayed by Landlord. The construction of the initial improvements to the Premises shall be governed by the terms of the Tenant Work Letter and not the terms of this Article 8.

         8.2 Manner of Construction. Landlord may impose, as a condition of its consent to all Alterations or repairs of the Premises or about the Premises, such requirements as Landlord in its sole discretion may deem desirable, including, but not limited to, the requirement that upon Landlord's request, Tenant shall, at Tenant's expense, remove such Alterations upon the expiration or any early termination of the Lease Term, and/or the requirement that Tenant utilize for such purposes only contractors, materials, mechanics and materialmen selected by Landlord. In any event, a contractor of Landlord's selection shall perform all mechanical, electrical, plumbing, structural, and heating, ventilation and air conditioning work, and such work shall be performed at Tenant's cost. Tenant shall construct such Alterations and perform such repairs in conformance with any and all applicable rules and regulations of any federal, state, county or municipal code or ordinance and pursuant to a valid building permit, issued by the appropriate governmental authorities, in conformance with Landlord's construction rules and regulations. Landlord~s approval of the plans, specifications and working drawings for Tenant's Alterations shall create no responsibility or liability on the part of Landlord for their completeness, design "sufficiency, or compliance with all laws, rules and regulations of governmental agencies or authorities. All work with respect to any Alterations must be done in a good and workmanlike manner and diligently prosecuted to completion. In performing the work of any such Alterations, Tenant shall have the work performed in such manner as not to obstruct access to the Building or the common areas for any other tenant of the Building, and as not to obstruct the business of Landlord or other tenants in the Building, or interfere with the labor force working in the Building. Upon completion of any Alterations and receipt of Landlord's written request, Tenant agrees to cause a Notice of Completion to be recorded in the office of the Recorder of the County of Maricopa in accordance with the laws of the State of Arizona, and Tenant shall deliver to the Building management office a reproducible copy of the "as built" drawings of the Alterations.

         8.3 Payment for Improvements. In the event Tenant orders any Alteration or repair work directly from Landlord, or from the contractor selected by Landlord, the charges for such work shall be deemed Additional Rent under this Lease, payable upon billing therefor, either periodically during construction or upon the substantial completion of such work, at Landlord's option. Upon completion of such work, Tenant shall deliver to Landlord, if payment is made directly to contractors, evidence of payment, contractors' affidavits and full and final waivers of all liens for labor, services or materials. Whether or not Tenant orders any work directly from Landlord, Tenant shall pay to Landlord a percentage not to exceed ten percent (10%) of the cost of such work (such percentage, which shall vary depending upon whether or not Tenant orders the work directly from Landlord, to be established on a uniform basis for the Building) sufficient to compensate Landlord for all overhead, general conditions, fees and other costs and expenses arising from Landlord's involvement with such work.

         8.4 Construction Insurance. In the event that Tenant makes any Alterations, Tenant agrees to carry "Builder's All Risk" insurance in an amount reasonably approved by Landlord covering the construction of such Alterations, and such other insurance as Landlord may reasonably require, it being understood and agreed that all of such Alterations shall be insured by Tenant pursuant to
Article 10 of this Lease immediately upon completion thereof. In addition, Landlord may, in its reasonable discretion, require Tenant to obtain a lien and completion bond or some alternate form of security satisfactory to Landlord in an amount sufficient to ensure the lien-free completion of such Alterations and naming Landlord as a co-obligee.

         8.5 Landlord's Property. All Alterations, improvements, fixtures and/or equipment which may be installed or placed in or about the Premises, and all signs installed in, on or about the Premises, from time to time, shall be at the sole cost of Tenant and shall be and become the property of Landlord, except that Tenant may remove any Alterations, improvements, fixtures and/or equipment which Tenant can substantiate to Landlord have not been paid for with any tenant improvement allowance funds provided to Tenant by Landlord, provided Tenant repairs any damage to the Premises and Building caused by such removal. Furthermore, if Landlord, as a condition to Landlord's consent to any Alteration, requires that Tenant remove any Alteration upon the expiration or early termination of the Lease Term, Landlord may, by written notice to Tenant prior to the end of the Lease Term, or given upon any earlier termination of this Lease, require Tenant at Tenant's expense to remove such Alterations and to repair any damage to the Premises and Building caused by such removal. If Tenant fails to complete such removal and/or to repair any damage caused by the removal of any Alterations, Landlord may do so and may charge the actual cost thereof to Tenant.

                                    ARTICLE 9
                                    ---------

                             COVENANT AGAINST LIENS
                             ----------------------

         Landlord shall have the right at all times to post and keep posted on the Premises any notice which it deems necessary for protection from such liens. Tenant covenants and agrees not to suffer or permit any lien of mechanics or materialmen or others to be placed against the Real Property, the Building or the Premises with respect to work or services performed for or materials furnished to Tenant or the Premises, and, in case of any such lien attaching or notice of any lien, Tenant covenants and agrees to cause it to be released and removed of record immediately following Tenant's knowledge thereof (however, Tenant may contest such lien by posting a bond in accordance with applicable law provided such bond protects Landlord's interest in the Real Property and further provided that such contest does not hinder or delay any proposed sale or financing of the Real Property or cause Landlord to be in default under any loan secured by the Real Property). Notwithstanding anything to the contrary set forth in this Lease, in the event that such lien is not released, discharged or removed within fifteen (15) days after the date notice of such lien is delivered by Landlord to Tenant, Landlord, at its sole option, may immediately take all action necessary to release and remove such lien, without any duty to investigate the validity thereof, and all sums, costs and expenses, including reasonable attorneys' fees and costs, incurred by Landlord in connection with such lien shall be deemed Additional Rent under this Lease and shall immediately be due and payable by Tenant.

                                   ARTICLE 10
                                   ----------

                                    INSURANCE
                                    ---------

         10.1 Indemnification and Waiver. To the extent not prohibited by law, Landlord, its partners and their respective officers, agents, servants, employees, and independent contractors (collectively, "Landlord Parties") shall not be liable for any damage either to person or property or resulting from the loss of use thereof, which damage is sustained by Tenant or by other persons claiming through Tenant, except for damage that is not covered by insurance carried, or required to be carried hereunder, by Tenant and which is caused by the negligence or willful misconduct of a Landlord Party. Tenant shall indemnify, defend, protect, and hold harmless Landlord Parties for, from and against any and all loss, cost, damage, expense and liability (including without limitation court costs and reasonable attorneys' fees) incurred in connection with or arising from any cause in, on or about the Premises either prior to, during, or after the expiration of the Lease Term, provided that the terms of the foregoing indemnity shall not apply to the sole negligence or willful misconduct of Landlord. The provisions of this Section 10.1 shall survive the expiration or sooner termination of this Lease with respect to any claims or liability occurring prior to such expiration or termination.

         10.2 Tenant's Compliance with Landlord's Fire and Casualty Insurance. Tenant shall, at Tenant's expense, comply with all insurance company requirements pertaining to the use of the Premises of which Tenant has been given written notice. If Tenant's conduct or use of the Premises causes any increase in the premium for such insurance policies, then, after receipt of notice of such increase followed by a reasonable cure period, Tenant shall reimburse Landlord for any such increase. Tenant, at Tenant's expense, shall comply with all rules, orders, regulations or requirements of the American Insurance Association (formerly the National Board of Fire Underwriters) and with any similar body.

         10.3 Tenant's Insurance. Tenant shall maintain the following coverages in the following amounts.

                  10.3.1 Commercial General Liability Insurance, on an occurrence basis, covering the insured against claims of bodily injury, personal injury and property damage arising out of Tenant's operations, assumed liabilities or use of the Premises, including a Broad Form Commercial General

Liability endorsement covering the insuring provisions of this Lease and the performance by Tenant of the indemnity agreements set forth in Section 10.1 of this Lease, for limits of liability not less than:

                  Bodily Injury and
                  Property Damage Liability          $3,000,000 each occurrence
                                                     $3,000,000 annual aggregate

                  Personal Injury Liability          $3,000,000 each occurrence
                                                     $3,000,000 annual aggregate
                                                     0% Insured's participation

                  10.3.2 Physical Damage Insurance covering (i) all office furniture, trade fixtures, office equipment, merchandise and all other items of Tenant's property on the Premises installed by, for, or at the expense of Tenant, (ii)the Tenant Improvements, including any Tenant Improvements which Landlord permits to be installed above the ceiling of the Premises or below the floor of the Premises, and (iii) all other improvements, alterations and additions to the Premises, including any improvements, alterations or additions installed at Tenant's request above the ceiling of the Premises or below the floor of the Premises. Such insurance shall be written on an "all risks" of physical loss or damage basis, for the full replacement cost value new without deduction for depreciation of the covered items and in amounts that meet any co-insurance clauses of the policies of insurance and shall include a vandalism and malicious mischief endorsement, sprinkler leakage coverage and earthquake sprinkler leakage coverage.

                  10.3.3 Loss of income and extra expense insurance in such amounts as will reimburse Tenant for direct or indirect loss of earnings attributable to all perils commonly insured against by prudent tenants or attributable to prevention of access to the Premises or to the Building as a result of such perils.

         10.4 Form of Policies. The minimum limits of policies of insurance required of Tenant under this Lease shall in no event limit the liability of Tenant under this Lease. All insurance shall (i) be issued by an insurance company having a rating of not less than A-X in Best's Insurance Guide or which is otherwise acceptable to Landlord and licensed to do business in the State of Arizona; and (ii) provide that said insurance shall not be canceled or coverage changed unless thirty (30) days' prior written notice shall have been given to Landlord and any mortgagee or ground or underlying lessor of Landlord. In addition, the insurance described in Section 10.3.1 above shall (a) name Landlord, and any other party specified by Landlord, as an additional insured;
(b) specifically cover the liability assumed by Tenant under this Lease including, but not limited to, Tenant's obligations under Section 10.1 of this Lease; (c) be primary insurance as to all claims thereunder and provide that any insurance required by Landlord is excess and is noncontributing with any insurance requirement of Tenant; and (d) contain a cross-liability endorsement or severability of interest clause reasonably acceptable to Landlord. In addition, the insurance described in Section 10.3.2 shall name Landlord and any other party specified by Landlord as loss-payee as to all items referred to in clauses (ii) and (iii) of Section 10.3.2. Tenant shall deliver all policies or certificates thereof to Landlord on or before the Lease Commencement Date and at least thirty (30) days before the expiration dates thereof. In the event Tenant shall fail to procure such insurance, or to deliver such policies or certificate, Landlord may, at its option upon notice to Tenant, procure such policies for the account of Tenant, and the cost thereof shall be paid to Landlord as Additional Rent within five (5) days after delivery to Tenant of bills therefor.

         10.5 Subrogation. Landlord and Tenant agree to have their respective insurance companies issuing property damage and loss of income and extra expense insurance waive any rights of subrogation that such companies may have against Landlord or Tenant, as the case may be. Landlord and Tenant hereby waive any right that either may have against the other on account of any loss or damage to the extent such loss or damage is insurable under such policies of insurance.

         10.6 Additional Insurance Obligations. Tenant shall carry and maintain during the entire Lease Term, at Tenant's sole cost and expense, increased amounts of the insurance required to be carried by Tenant pursuant to this
Article 10, and such other reasonable types of insurance coverage and in such reasonable amounts covering the Premises and Tenant's operations therein, as may be reasonably requested by Landlord.

                                   ARTICLE 11
                                   ----------

                             DAMAGE AND DESTRUCTION
                             ----------------------

         11.1 Repair of Damage to Premises by Landlord. Tenant shall promptly notify Landlord of any damage to the Premises resulting from fire or any other casualty. If the Premises or any common areas of the Building serving or providing access to the Premises shall be damaged by fire or other casualty, Landlord shall promptly and diligently, subject to reasonable delays for insurance adjustment or other matters beyond Landlord's reasonable control, and subject to all other terms of this Article 11, restore the base, shell, and core of the Premises and such common areas. Such restoration shall be to substantially the same condition of the base, shell, and core of the Premises and common areas prior to the casualty, except for modifications required by zoning and building codes and other laws or by the holder of a mortgage on the Building, or the lessor of a ground or underlying lease with respect to the Real Property and/or the Building, or any other modifications to the common areas deemed desirable by Landlord, provided access to the Premises and any common restrooms serving the Premises shall not be materially impaired. Notwithstanding any other provision of this Lease, upon the occurrence of any damage to the Premises, Tenant shall assign to Landlord (or to any party designated by Landlord) all insurance proceeds payable to Tenant for loss or repair of the base, shell and core of the Premises plus the completed Tenant Improvements under Tenant's insurance required under Section 10.3 of this Lease, and Landlord shall repair any injury or damage to the Tenant Improvements installed in the Premises and shall return such Tenant Improvements to their original condition; provided that if the cost of such repair by Landlord exceeds the amount of insurance proceeds received by Landlord from Tenant's insurance carrier, as assigned by Tenant, the cost of such repairs shall be paid by Tenant to Landlord prior to Landlord's repair of the damage. In connection with such repairs and replacements, Tenant shall, prior to the commencement of construction, submit to Landlord, for Landlord's review and approval, which shall not be unreasonably withheld or delayed, all plans, specifications and working drawings relating thereto, and the contractors selected to perform such improvement work shall be subject to Landlord's approval, which shall not be unreasonably withheld or delayed. Such submittal of plans and construction of improvements shall be performed in substantial compliance with the terms of the Tenant Work Letter as though such construction of improvements were the initial construction of the Tenant Improvements. Landlord shall not be liable for any inconvenience or annoyance to Tenant or its visitors, or injury to Tenant's business resulting in any way from such damage or the repair thereof; provided however, that if such fire or other casualty shall have damaged the Premises or common areas necessary to Tenant's occupancy, and if such damage is not the result of the negligence or willful misconduct of Tenant or Tenant's employees, contractors, licensees, or invitees, Landlord shall allow Tenant a proportionate abatement of Rent, during the time and to the extent the Premises are unfit for occupancy for the purposes permitted under this Lease, and not occupied by Tenant conducting its normal business as a result thereof.

         11.2 Landlord's Option to Repair. Within forty-five (45) days after the date Landlord learns of the necessity for repairs as a result of damage, Landlord shall notify Tenant ("Damage Repair Estimate") of Landlord's estimated assessment of the period of time in which the repairs will be completed, which assessment shall be based upon the opinion of a contractor reasonably selected by Landlord and experienced in comparable repairs of high-rise office buildings. Notwithstanding the terms of Section 11.1 of this Lease, Landlord may elect not to rebuild and/or restore the Premises and/or Building and instead terminate this Lease by notifying Tenant in writing of such termination within forty-five
(45) days after the date Landlord learns of the necessity for repairs as the result of damage, such notice to include a termination date giving Tenant ninety
(90) days to vacate the Premises, but Landlord may so elect only if the Building shall be damaged by fire or other casualty or cause, whether or not the Premises are affected, and one or more of the following conditions is present: (i) repairs are not likely to be completed within one hundred eighty (180) days after delivery of the Damage Repair Estimate to Tenant (when such repairs are made without the payment of overtime or other premiums); (ii) the holder of any mortgage on the Building or ground or underlying lessor with respect to the Real Property and/or the Building shall require that the insurance proceeds or any portion thereof be used to retire the mortgage debt, or shall terminate the ground or underlying lease, as the case may be; (iii) the damage is not fully covered, except for deductible amounts, by Landlord's insurance policies; or
(iv) an election is made not to repair the damage by the parties to the Reciprocal Easement and Operating Agreement for Central Park Square recorded in the Official Records of Maricopa County on February 9, 1996, as Instrument No. 96-0091365. However, if Landlord does not elect to terminate this Lease pursuant to Landlord's termination right as provided above, and the Damage Repair Estimate indicates that repairs are not likely to be completed within one hundred eighty (180) days after Tenant's receipt of the Damage Repair Estimate, Tenant may elect, not later than thirty (30) days after Tenant's receipt of the Damage Repair Estimate, to terminate this Lease by written notice to Landlord effective as of the date specified in Tenant's notice; provided, however, Tenant may not elect to terminate this Lease if the damage was the result of the negligence or willful misconduct of Tenant or its employees, contractors or licensees.

         11.3 Waiver of Statutory Provisions. The provisions of this Lease, including this Article 11, constitute an express agreement between Landlord and Tenant with respect to any and all damage to, or destruction of, all or any part of the Premises, the Building or any other portion of the Real Property, and any statute, regulation or case law of the State of Arizona with respect to any rights or obligations concerning damage or destruction in the absence of an express agreement between the parties, and any other statute, regulation or case law, now or hereafter in effect, shall have no application to this Lease or any damage or destruction to all or any part of the Premises, the Building or any other portion of the Real Property.

         11.4 Damage Near End of Term. In the event that the Premises or the Building is destroyed or damaged to any substantial extent during the last twenty-four (24) months of the Lease Term and the Damage Repair Estimate indicates that repairs cannot be completed within ninety (90) days after being commenced, then notwithstanding anything contained in this Article 11, Landlord and Tenant (but, as for Tenant, only with respect to damage to the Premises or common areas necessary to Tenant's occupancy and which is not the result of the negligence or willful misconduct of Tenant or its employees, contractors, licensees or invitees) shall each have the option to terminate this Lease by giving written notice to the other party of the exercise of such option within thirty (30) days after Landlord's delivery of the Damage Repair Estimate, in which event this Lease shall cease and terminate as of the date of such notice, Tenant shall pay the Base Rent and Additional Rent, properly apportioned up to such date of damage, and both parties hereto shall thereafter be freed and discharged of all further obligations hereunder, except as provided for in provisions of this Lease which by their terms survive the expiration or earlier termination of the Lease Term.

                                   ARTICLE 12
                                   ----------

                                    NONWAIVER
                                    ---------

         No waiver of any provision of this Lease shall be implied by any failure of either party to enforce any remedy on account of the violation of such provision, even if such violation shall continue or be repeated subsequently, any waiver by either party of any provision of this Lease may only be in writing, and no express waiver shall affect any provision other than the one specified in such waiver and that one only for the time and in the manner specifically stated. No receipt of monies by Landlord from Tenant after the termination of this Lease shall in any way alter the length of the Lease Term or of Tenant's right of possession hereunder or after the giving of any notice shall reinstate, continue or extend the Lease Term or affect any notice given Tenant prior to the receipt of such monies, it being agreed that after the service of notice or the commencement of a suit or after final judgment for possession of the Premises, Landlord may receive and collect any Rent due, and the payment of said Rent shall not waive or affect said notice, suit or judgment.

                                   ARTICLE 13
                                   ----------

                                  CONDEMNATION
                                  ------------

         13.1 Permanent Taking. If the whole or any part of the Premises or Building shall be taken by power of eminent domain or condemned by any competent authority for any public or quasi-public use or purpose, or if any adjacent property or street shall be so taken or condemned, or reconfigured or vacated by such authority in such manner as to require the use, reconstruction or remodeling of any part of the Premises or Building, or if Landlord shall grant a deed or other instrument in lieu of such taking by eminent domain or condemnation, Landlord shall have the option to terminate this Lease upon ninety
(90) days' notice, provided such notice is given no later than one hundred eighty (180) days after the date of such taking, condemnation, reconfiguration, vacation, deed or other instrument. If more than twenty-five percent (25%) of the rentable square feet of the Premises is taken, or if access to the Premises is substantially impaired, Tenant shall have the option to terminate this Lease upon ninety (90) days' notice, provided such notice is given no later than one hundred eighty (180) days after the date of such taking. Landlord shall be entitled to receive the entire award or payment in connection therewith, except that Tenant shall have the right to file any separate claim available to Tenant for any taking of Tenant's personal property and fixtures belonging to Tenant and removable by Tenant upon expiration of the Lease Term pursuant to the terms of this Lease, and for moving expenses, so long as such claim does not diminish the award available to Landlord, its ground lessor with respect to the Real Property or its mortgagee, and such claim is payable separately to Tenant. All Rent shall be apportioned as of the date of such termination, or the date of such taking, whichever shall first occur. If any part of the Premises shall be taken, and this Lease shall not be so terminated, the Rent shall be proportionately abated. Tenant hereby waives any and all rights it might otherwise have under Arizona law to seek termination of this Lease because an essential part of the Premises is taken or the remainder of the Premises is no longer suitable for the purposes of this Lease, it being the intent of the parties that the provisions of Article 13 of this Lease shall govern the right of the parties in such event.

         13.2 Temporary Taking. Notwithstanding anything to the contrary contained in this Article 13, in the event of a temporary taking of all or any portion of the Premises for a period of ninety (90) days or less, then this Lease shall not terminate but the Base Rent and the Additional Rent shall be abated for the period of such taking in proportion to the ratio that the number of rentable square feet of the Premises taken bears to the total number of rentable square feet of the Premises. Landlord shall be entitled to receive the entire award made in connection with any such temporary taking

                                   ARTICLE 14
                                   ----------

                            ASSIGNMENT AND SUBLETTING
                            -------------------------

         14.1 Transfers. Tenant shall not, without the prior written consent of Landlord, assign or otherwise transfer this Lease or any interest hereunder, permit any assignment or other such foregoing transfer of this Lease or any interest hereunder by operation of law, sublet the Premises or any part thereof, or permit the use of the Premises by any persons other than Tenant and its employees (all of the foregoing are hereinafter sometimes referred to collectively as "Transfers" and any person to whom any Transfer is made or sought to be made is hereinafter sometimes referred to as a "Transferee"). Notwithstanding the foregoing and upon written notice to Landlord, Tenant may assign this Lease to any of Tenant's Affiliates provided that the Transferee(s) assume the obligations of Tenant hereunder pursuant to an instrument reasonably acceptable to Landlord and further provided that the Transfer is not a subterfuge by Tenant to avoid its obligations under this Lease (the foregoing is hereinafter sometimes referred to as a "Permitted Transfer"). In no event may Tenant mortgage, pledge, hypothecate, encumber, or permit any lien to attach to, this Lease. If Tenant shall desire Landlord's consent to any Transfer other than a Permitted Transfer, Tenant shall notify Landlord in writing, which notice (the "Transfer Notice") shall include (i) the proposed effective date of the Transfer, which shall not be less than forty-five (45) days nor more than one hundred eighty (180) days after the date of delivery of the Transfer Notice,
(ii) a description of the portion of the Premises to be transferred (the "Subject Space"), (iii) all of the terms of the proposed Transfer and the consideration therefor, including a calculation of the "Transfer Premium," as that term is defined in Section 14.3 below, in connection with such Transfer, the name and address of the proposed Transferee, and a copy of all existing and/or proposed documentation pertaining to the proposed Transfer, including all existing operative documents to be executed to evidence such Transfer or the agreements incidental or related to such Transfer, and (iv) current financial statements of the proposed Transferee certified by an officer, partner or owner thereof, and any other information required by Landlord, which will enable Landlord to determine the financial responsibility, character, and reputation of the proposed Transferee, nature of such Transferee's business and proposed use of the Subject Space, and such other information as Landlord may reasonably require. Any Transfer made without Landlord's prior written consent shall, at Landlord's option, be null, void and of no effect, and shall, at Landlord's option, constitute a default by Tenant under this Lease. Whether or not Landlord shall grant consent, Tenant shall pay Landlord's review and processing fees, as well as any reasonable legal fees (such legal fees not to exceed One Thousand Five Hundred Dollars ($1,500.00) per Transfer) incurred by Landlord, within thirty (30) days after written request by Landlord.

         14.2 Landlord's Consent. Landlord shall not unreasonably withhold or delay its consent to any proposed Transfer of the Subject Space to the Transferee on the terms specified in the Transfer Notice. The parties hereby agree that it shall be reasonable under this Lease and under any applicable law for Landlord to withhold consent to any proposed Transfer where one or more of the following apply, without limitation as to other reasonable grounds for withholding consent:

                  14.2.1 The Transferee is of a character or reputation or engaged in a business which is not consistent with the quality of the Building, or would be a significantly less prestigious occupant of the Building than Tenant;

                  14.2.2 The Transferee intends to use the Subject Space for purposes which are not permitted under this Lease;

                  14.2.3 The Transferee is either a governmental agency or instrumentality thereof;

                  14.2.4 The Transfer will result in more than a reasonable and safe number of occupants per floor within the Subject Space;

                  14.2.5 The Transferee is not a party of reasonable financial worth and/or financial stability in light of the responsibilities involved under the Lease on the date consent is requested;

                  14.2.6 The proposed Transfer would cause Landlord to be in violation of another lease or agreement to which Landlord is a party, or would give an occupant of the Building a right to cancel its lease;

                  14.2.7 The terms of the proposed Transfer will allow the Transferee to exercise a right of renewal, right of expansion, right of first offer, or other similar right held by Tenant (or will allow the Transferee to occupy space leased by Tenant pursuant to any such right); or

                  14.2.8 Either the proposed Transferee, or any person or entity which directly or indirectly, controls, is controlled by, or is under common control with, the proposed Transferee, (i) occupies space in the Building at the time of the request for consent, (ii) is negotiating with Landlord to lease space in the Building at such time, or (iii) has negotiated with Landlord during the twelve (12)-month period immediately preceding the Transfer Notice.

                  If Landlord consents to any Transfer pursuant to the terms of this Section 14.2 (and does not exercise any recapture rights Landlord may have under Section 14.4 of this Lease), Tenant may within six (6) months after Landlord's consent, but not later than the expiration of said six-month period, enter into such Transfer of the Premises or portion thereof, upon substantially the same terms and conditions as are set forth in the Transfer Notice furnished by Tenant to Landlord pursuant to Section 14.1 of this Lease, provided that if there are any changes in the terms and conditions from those specified in the Transfer Notice (i) such that Landlord would initially have been entitled to refuse its consent to such Transfer under this Section 14.2, or (ii) which would cause the proposed Transfer to be more favorable to the Transferee than the terms set forth in Tenant's original Transfer Notice, Tenant shall again submit the Transfer to Landlord for its approval and other action under this Article 14 (including Landlord's right of recapture, if any, under Section 14.4 of this Lease). Notwithstanding any contrary provision of this Lease, if Tenant or any proposed Transferee claims that Landlord has unreasonably withheld or delayed its consent to a proposed Transfer or otherwise has breached its obligations under this Article 14, Tenant's and such Transferee's only remedy shall be to seek a declaratory judgment and/or injunctive relief, and Tenant, on behalf of itself and, to the extent permitted by law, such proposed Transferee waives all other remedies against Landlord, including without limitation, the right to seek monetary damages or to terminate this Lease.

         14.3 Transfer Premium.

                  14.3.1 Definition of Transfer Premium. If Landlord consents to a Transfer, as a condition thereto which the parties hereby agree is reasonable, Tenant shall pay to Landlord fifty percent (50%) of any "Transfer Premium," as that term is defined in this Section 14.3, received by Tenant from such Transferee. "Transfer Premium" shall mean all rent, additional rent or other consideration paid by such Transferee in excess of the Rent and Additional Rent payable by Tenant under this Lease on a per rentable square foot basis if less than all of the Premises is transferred, after deducting the reasonable expenses incurred by Tenant for (i) any changes, alterations and improvements to the Premises in connection with the Transfer, and (ii) any brokerage commissions in connection with the Transfer (collectively, the "Subleasing Costs"). "Transfer Premium" shall also include, but not be limited to, key money and bonus money paid by Transferee to Tenant in connection with such Transfer, and any payment in excess of fair market value for services rendered by Tenant to Transferee or for assets, fixtures, inventory, equipment, or furniture transferred by Tenant to Transferee in connection with such Transfer.

                  14.3.2 Payment of Transfer Premiums. The determination of the amount of the Transfer Premium shall be made on an annual basis in accordance with the terms of this Section 14.3.2, but an estimate of the amount of the Transfer Premium shall be made each month and one-twelfth of such estimated amount shall be paid to Landlord promptly, but in no event later than the next date for payment of Base Rent hereunder, subject to an annual reconciliation on each anniversary date of the Transfer. If the payments to Landlord under this
Section   14.3.2   during  the  twelve   (12)  months   preceding   each  annual
reconciliation exceed the amount of Transfer Premium determined on an annual basis, then Landlord shall credit the overpayment against Tenant's future obligations under this Section 14.3.2 or if the overpayment occurs during the last year of the Transfer in question, refund the excess to Tenant. If Tenant has underpaid the Transfer Premium, as determined by such annual reconciliation, Tenant shall pay the amount of such deficiency to Landlord promptly, but in no event later than the next date for payment of Basic Rent hereunder. For purposes of calculating the Transfer Premium on an annual basis, Tenant's Subleasing Costs shall be deemed to be offset against the first rent, additional rent or other consideration payable by the Transferee, until such Subleasing Costs are exhausted.

                  14.3.3 Calculations of Rent. In the calculation of the Rent, as it relates to the Transfer Premium calculated under Section 14.3.1 of this Lease, the Rent paid during each annual period for the Subject Space by Tenant, shall be computed after adjusting such rent to the actual effective rent to be paid, taking into consideration any and all leasehold concessions granted in connection therewith, including, but not limited to, any rent credit and tenant improvement allowance. For purposes of calculating any such effective rent, all such concessions shall be amortized on a straight-line basis over the relevant term.

         14.4 Landlord's Option as to Subject Space. Notwithstanding anything to the contrary contained in this Article 14, Landlord and Tenant shall have the option, by mutual written consent within thirty (30) days after receipt of any Transfer Notice, to have Landlord (i) recapture the Subject Space, or (ii) take an assignment or sublease of the Subject Space from Tenant. Such recapture, or sublease or assignment notice shall cancel and terminate this Lease, or create a sublease or assignment, as the case may be, with respect to the Subject Space as of the date stated in the Transfer Notice as the effective date of the proposed Transfer until the last day of the term of the Transfer as set forth in the Transfer Notice. In the event of a recapture by Landlord, if this Lease shall be canceled with respect to less than the entire Premises, the Rent reserved herein shall be prorated on the basis of the number of rentable square feet retained by Tenant in proportion to the number of rentable square feet contained in the Premises, and this Lease as so amended shall continue thereafter in full force and effect, and upon request of either party, the parties shall execute written confirmation of the same. If the Subject Space shall be assigned or subleased by Tenant to Landlord, the rent for the Subject Space payable by Landlord to Tenant shall be-the lesser of (i) the effective Base Rent plus the Additional Rent payable by Tenant under this Lease for the Subject Space on a prorated basis based upon the number of rentable square feet in the Subject Space, or (ii) the effective rent (taking into account all concessions made by Tenant to the Transferee) set forth in the Transfer Notice, and all other provisions of this Lease shall remain in full force and effect, and upon request of either party, the parties shall execute a written confirmation of the same. If the parties decline, or fail to elect in a timely manner to recapture, sublease or take an assignment of the Subject Space under this Section 14.4, then, provided Landlord has consented to the proposed Transfer, Tenant shall be entitled to proceed to transfer the Subject Space to the proposed Transferee, subject to provisions of the last paragraph of Section 14.2 of this Lease.

         14.5 Effect of Transfer. If Landlord consents to a Transfer (including a Permitted Transfer), (i) the terms and conditions of this Lease shall in no way be deemed to have been waived or modified, (ii) such consent shall not be deemed consent to any further Transfer by either Tenant or a Transferee, (iii) Tenant shall deliver to Landlord, promptly after execution, an original executed copy of all documentation pertaining to the Transfer in form reasonably acceptable to Landlord, (iv) Tenant shall furnish upon Landlord's request a complete statement, certified by an independent certified public accountant, or Tenant's chief financial officer, setting forth in detail the computation of any Transfer Premium Tenant has derived and shall derive from such Transfer, and (v) no Transfer relating to this Lease or agreement entered into with respect thereto, whether with or without Landlord's consent, shall relieve Tenant or any guarantor of the Lease from liability under this Lease unless otherwise specified in writing by the parties to this Lease in their respective sole and absolute discretion. Landlord or its authorized representatives shall have the right at all reasonable times to audit the books, records and papers of Tenant relating to any Transfer, and shall have the right to make copies thereof. If the Transfer Premium respecting any Transfer shall be found understated, Tenant shall, within thirty (30) days after demand, pay the deficiency and Landlord's costs of such audit, and if understated by more than thirty percent (30%), Landlord shall have the right to cancel this Lease upon thirty (30) days' notice to Tenant.

         14.6 Additional Transfers. The provisions of this Section 14.6. shall not apply to the Original Tenant, Tenant's Affiliates or any entity resulting from the merger, consolidation or reorganization of the Original Tenant or Tenant's Affiliates. For purposes of this Lease, the term "Transfer" shall also include (i) if Tenant is a partnership, the withdrawal or change, voluntary, involuntary or by operation of law, of twenty-five percent (25%) or more of the partners, or transfer of twenty-five percent or more of partnership interests, within a twelve (12)-month period, or the dissolution of the partnership without immediate reconstitution thereof, and (ii) if Tenant is a closely held corporation (i.e., whose stock is not publicly held and not traded through an exchange or over the counter), (A) the dissolution, merger, consolidation or other reorganization of Tenant, the sale or other transfer of more than an aggregate of twenty-five percent (25%) of the voting shares of Tenant (other than to immediate family members by reason of gift or death), within a twelve
(12)-month period, or (C) the sale, mortgage, hypothecation or pledge of more than an aggregate of twenty-five percent (25%) of the value of the unencumbered assets of Tenant within a twelve (12) month period.

                                   ARTICLE 15
                                   ----------

                      SURRENDER OF PREMISES: OWNERSHIP AND
                      ------------------------------------
                            REMOVAL OF TRADE FIXTURES
                            -------------------------

         15.1 Surrender of Premises. No act or thing done by Landlord or any agent or employee of Landlord during the Lease Term shall be deemed to constitute an acceptance by Landlord of a surrender of the Premises unless such intent is specifically acknowledged in a writing signed by Landlord. The delivery of keys to the Premises to Landlord or any agent or employee of Landlord shall not constitute a surrender of the Premises or effect a termination of this Lease, whether or not the keys are thereafter retained by Landlord, and notwithstanding such delivery Tenant shall be entitled to the return of such keys at any reasonable time upon request until this Lease shall have been properly terminated. The voluntary or other surrender of this Lease by Tenant, whether accepted by Landlord or not, or a mutual termination hereof, shall not work a merger, and at the option of Landlord shall operate as an assignment to Landlord of all subleases or subtenancies affecting the Premises.

         15.2 Removal of Tenant Property by Tenant. Upon the expiration of the Lease Term, or upon any earlier termination of this Lease, Tenant shall, subject to the provisions of this Article 15, quit and surrender possession of the Premises to Landlord in as good order and condition as when Tenant took possession and as thereafter improved by Landlord and/or Tenant, reasonable wear and tear and repairs which are specifically made the responsibility of Landlord hereunder excepted. Upon such expiration or termination, Tenant shall, without expense to Landlord, remove or cause to be removed from the Premises all debris and rubbish, and such items of furniture, equipment (including the Cabling), free-standing cabinet work, and other articles of personal property owned by Tenant or installed or placed by Tenant at its expense in the Premises, and such similar articles of any other persons claiming under Tenant, as Landlord may, in its sole discretion, require to be removed, and Tenant shall repair at its own expense all damage to the Premises and Building resulting from such removal.

                                   ARTICLE 16
                                   ----------

                                  HOLDING OVER
                                  ------------

         If Tenant holds over after the expiration of the Lease Term hereof, with or without the express or implied consent of Landlord, such tenancy shall be from month-to-month only, and shall not constitute a renewal hereof or an extension for any further term, and in such case Base Rent shall be payable at a monthly rate equal to one hundred fifty percent (150%) of the Base Rent applicable during the last rental period of the Lease Term under this Lease. Such month-to-month tenancy shall be subject to every other term, covenant and agreement contained herein. Nothing contained in this Article 16 shall be construed as consent by Landlord to any holding over by Tenant, and Landlord expressly reserves the right to require Tenant to surrender possession of the Premises to Landlord as provided in this Lease upon the expiration or other termination of this Lease. The provisions of this Article 16 shall not be deemed to limit or constitute a waiver of any other rights or remedies of Landlord provided herein or at law. If Tenant fails to surrender the Premises upon the termination or expiration of this Lease, in addition to any other liabilities to Landlord accruing therefrom, Tenant shall protect, defend, indemnify and hold Landlord harmless for, from and against all loss, costs (including reasonable attorneys' fees) and liability resulting from such failure, including, without limiting the generality of the foregoing, any claims made by any succeeding tenant founded upon such failure to surrender, and any lost profits to Landlord resulting therefrom. The foregoing indemnity is conditioned on prompt notice, tender of defense/settlement, and reasonable cooperation by Landlord.

                                   ARTICLE 17
                                   ----------

                              ESTOPPEL CERTIFICATES
                              ---------------------

         Within ten (10) business days following a request in writing by Landlord, Tenant shall execute and deliver to Landlord an estoppel certificate, which, as submitted by Landlord, shall be substantially in the form of Exhibit E, attached hereto, (or such other form as may be required by any prospective mortgagee or purchaser of the Real Property, or any portion thereof), indicating therein any exceptions thereto that may exist at that time, and shall also contain any other information reasonably requested by Landlord or Landlord's mortgagee or prospective mortgagee. Tenant shall execute and deliver whatever other instruments may be reasonably required for such purposes. Failure of Tenant to timely execute and deliver such estoppel certificate or other instruments shall constitute an acceptance of the Premises and an acknowledgment by Tenant that statements included in the estoppel certificate are true and correct, without exception. Notwithstanding the foregoing, Tenant's obligation to execute, or be bound under, an estoppel certificate shall not extend to any document which in any way diminishes Tenant's rights or expands Tenant's obligations relating to this Lease.

                                   ARTICLE 18
                                   ----------

                                  SUBORDINATION
                                  -------------

         This Lease is subject and subordinate to all present and future ground or underlying leases of the Real Property and to the lien of any mortgages or trust deeds, now or hereafter in force against the Real Property and the Building, if any, and to all renewals, extensions, modifications, consolidations and replacements thereof, and to all advances made or hereafter to be made upon the security of such mortgages or trust deeds, unless the holders of such mortgages or trust deeds or the lessors under such ground lease or underlying leases, require in writing that this Lease be superior thereto. Tenant covenants and agrees in the event any proceedings are brought for the foreclosure of any such mortgage, or if any ground or underlying lease is terminated, to attorn, without any deductions or set-offs whatsoever, to the purchaser upon any such foreclosure sale, or to the lessor of such ground or underlying lease, as the case may be, if so requested to do so by such purchaser or lessor, and to recognize such purchaser or lessor as the lessor under this Lease provided that such purchaser or lessor agrees to be bound as landlord under this Lease. Tenant shall, within ten (10) business days of request by Landlord, execute such further instruments or assurances as Landlord may reasonably deem necessary to evidence or confirm such attornment and/or the subordination or superiority of this Lease to any such mortgages, trust deeds, ground leases or underlying leases. Tenant waives the provisions of any current or future statute, rule or law which may give or purport to give Tenant any right or election to terminate or otherwise adversely affect this Lease and the obligations of the Tenant hereunder in the event of any foreclosure proceeding or sale.

         Attached  hereto  as  Exhibit  F  is  the  form  of  Landlord  lender's subordination, nondisturbance and attornment agreement (the "SNDA"). Concurrently with Tenant's execution hereof, Tenant shall execute the SNDA and Landlord shall deliver the same to its lender. Landlord shall exercise good faith efforts to cause its lender to execute and deliver the SNDA to Tenant within fifteen (15) days following the date hereof. If Landlord's lender fails to execute and deliver the SNDA within said fifteen (15) day period, then Tenant may terminate this Lease by giving Landlord written notice thereof within ten
(10) days following the expiration of said fifteen ( 15) day period and prior to the delivery of the SNDA to Tenant. If Tenant so elects to terminate this Lease, Landlord shall return the first month of Base Rent to Tenant and neither party shall have any further obligations to the other hereunder.

                                   ARTICLE 19
                                   ----------

                               DEFAULTS; REMEDIES
                               ------------------

         19.1 Events of Default. The occurrence of any of the following shall constitute a default of this Lease by Tenant:

                  19.1.1 Any failure by Tenant to pay any Rent or any other charge required to be paid under this Lease, or any part thereof, after five (5) business days following written notice of non-payment; provided, however, that any such notice shall be in lieu of, and not in addition to, any notice required under any Arizona law; or

                  19.1.2 Any failure by Tenant to observe or perform any other provision, covenant or condition of this Lease to be observed or performed by Tenant where such failure continues for thirty (30) days after written notice thereof from Landlord to Tenant; provided however, that any such notice shall be in lieu of, and not in addition to, any notice required under any Arizona law; and provided further that if the nature of such default is such that the same cannot reasonably be cured within a thirty (30)-day period, Tenant shall not be deemed to be in default if it diligently commences such cure within such period and thereafter diligently proceeds to rectify and cure said default as soon as possible, or

                  19.1.3 Abandonment or vacation of the Premises by Tenant. Abandonment is herein defined to include, but is not limited to, any absence by Tenant from the Premises for ten ( 10) business days or longer while in default of any provision of this Lease.

         19.2 Remedies.

                  19.2.1 In the event of any default by Tenant, Landlord, in addition to any other rights or remedies it may have by statute or otherwise, will be entitled to pursue any one or more of the following remedies: (i) Landlord may terminate this Lease and Tenant's right to possession of the Premises by Landlord's specific written election, (ii) Landlord may reenter and retake possession of the Premises through judicial process or through self-help by lock out under A.R.S. ss. 33-361(A) and remove any or all persons or property from the Premises; (iii) Landlord may commence a forcible entry and detainer action for recovery of possession of the Premises and all due and unpaid Rent under A.R.S. ss. 33-361(A); (iv) Landlord may retain the Security Deposit and apply the Security Deposit toward accrued and accruing Rent and damages under this Lease; (v) Landlord may commence an action for ejectment under A.R.S. ss. 12-1251; (vi) Landlord may enforce any common law, statutory, or contractual Landlord's lien under Arizona law, A.R.S. ss. 33-361(D) or this Lease; (vii) Landlord may commence an action for Rent under A.R.S. ss. 12-1271; and (viii) Landlord may commence, from time to time, an action to recover any Rent, accelerated Rent, liquidated damages, or any other sums due to Landlord under this Lease. The remedies established above will be in addition to all other legal remedies available to Landlord under Arizona law and not in lieu of any other remedies.

                  19.2.2 Landlord and Tenant agree that, unless Landlord has made a specific written election to terminate this Lease, Landlord will not be deemed to have elected to terminate this Lease as a result of Landlord's exercise of any of its remedies outlined in Section 19.2.1. Specifically, but without limitation of the previous sentence, neither Landlord's acts nor Landlord's reentry and retaking of the Premises nor Tenant's surrender of the Premises nor Landlord's commencement of an action for future Rent will result in a termination of this Lease, absent a written election to terminate by Landlord, and the commencement by Landlord of a forcible entry and detainer action will not, by itself, indicate Landlord's election to terminate this Lease absent a specific written election by Landlord in the complaint or in a separate written notice.

         19.3 Reentry.

                  19.3.1 If Landlord elects to reenter the Premises upon Tenant's default, any personal property that belongs to Tenant may, but need not, be removed by Landlord and stored in a public warehouse or elsewhere at the cost and for the account of Tenant. Any and all property that is removed from the Premises by Landlord pursuant to the authority of this Lease or Arizona law may be handled, removed, and stored by or at the direction of Landlord at the sole risk, cost, and expense of Tenant, and Landlord will not be responsible for its value, preservation, or safekeeping. Tenant will pay to Landlord, upon Landlord's demand and as Additional Rent, any and all reasonable expenses and storage charges actually incurred in the removal.

                  19.3.2 If Landlord elects to reenter by giving notice of its intention to Tenant or if Landlord actually takes possession by physical act or legal proceedings, Landlord may either terminate this Lease or attempt to relet all or part of the Premises for any length of lease term (which may be for a term shorter than or extending beyond the Lease Term). Any relet by Landlord will be at a rate acceptable to Landlord and will be subject to any other terms and conditions that Landlord in the exercise of Landlord's reasonable discretion may deem advisable (including the right to change the character and use of the Premises and the right to make alterations and repairs to the Premises at Tenant's expense for the purpose of the reletting). If Landlord elects to reenter and attempts to relet the Premises, Tenant will remain fully liable for all obligations of Tenant under this Lease, and Landlord's actions in reentering or attempting to relet will not be deemed a full or partial waiver of any obligations of Tenant. Notwithstanding anything to the contrary herein, if Landlord relets the entire Premises, then this Lease shall terminate upon such reletting, and Landlord's damage remedies will be as set forth in Section 19.4. However, if Landlord relets only a portion or portions of the Premises, Landlord's damage remedies will be as set froth in Sections 19.3.3, 19.3.4 and
19.3.5 below.

                  19.3.3 Landlord will give notice of any reletting of a portion or portions of the Premises. Upon each such reletting, Tenant will be liable for and will pay immediately to Landlord, as Additional Rent and in addition to any other sums due under this Lease: (i) the costs and expenses of reletting (including advertising costs, brokerage fees, attorney fees, and the cost of any alterations and repairs incurred by Landlord); and (ii) the amount, discounted at a present value basis (which present value, for purposes of this Lease, shall be calculated at the then applicable discount rate of the Federal Reserve Bank of San Francisco plus one (1) percentage point), by which the Rent reserved in this Lease for the period of the reletting (up to but not beyond the Lease Term) exceeds, if at all, the amount to be paid as Rent under the relet for the Premises for the relet term.

                  19.3.4 At the option of Landlord and in lieu of requiring immediate payment from the Tenant under the terms of Section 19.3.3 above, rents received by Landlord from reletting will be applied: first, to the payment of any indebtedness other than Rent due under this Lease from Tenant to Landlord;

second, to the payment of the costs and expenses of reletting, as described above; third, to the payment of Rent and other charges due and unpaid under this Lease. After application by Landlord under the terms of the previous sentence, the residue, if any, will be held without interest to Tenant by Landlord and applied to the payment of future Rent as it becomes due and payable.

                  19.3.5 If Tenant has been credited with any rent to be received by reletting under the terms of Section 19.3.4 above and these rents are not promptly paid to Landlord by the new tenant, or if rent received from the reletting under the terms of Section 19.3.4 above during any month is less than that to be paid during that month by Tenant, Tenant will pay any deficiency to Landlord upon Landlord's demand. The deficiency will be fairly calculated by Landlord. If any payments are not made upon demand, Landlord may undertake legal proceedings to recover all payments, whether one or more payments are past due, and Tenant will be liable for all attorney fees incurred by Landlord in connection with attempts to recover the payments, whether or not legal proceedings are commenced.

         19.4 Accelerated Rent -Termination. If Landlord terminates this Lease for any default, Landlord, in addition to any other remedy, may only recover the following damages from Tenant: (i) all actual damages and expenses that Landlord may incur by reason of the default including the cost of recovering the Premises (including attorney fees, court costs, and storage charges); (ii) the amount of unpaid Rent payment as of the date this Lease is terminated; (iii) the present value, at the time of termination of this Lease, of the excess, if any, of the amount of Rent reserved in this Lease for the remainder of the Lease Term less the fair rental value of the Premises for the remainder of the Term; and (iv) any other amount necessary to compensate Landlord for damages actually incurred by Landlord arising out of Tenant's failure to perform Tenant's obligations under this Lease or for damages that, in the ordinary course of events, would be likely to result to Landlord from the failure of performance. All amounts described in this Section 19.4 will be immediately due and payable from Tenant to Landlord upon demand.

         19.5 Future Rents - No Termination.

                  19.5.1 Upon Tenant's default under this Lease, Landlord, without terminating this Lease, may elect to: (i) bring actions at various times during the remainder of the Lease Term to collect all then-accrued and unpaid Rent and other actual damages (without waiving any right to receive future Rents); (ii) bring an action upon the expiration of the Lease Term for all unpaid Rent and other damages; or (iii) as provided in Section 19.3.3 above, bring an action upon the reletting of the Premises for unpaid Rent and other actual damages through the date of reletting plus the present value of the difference between the Rent specified in this Lease and the rent paid by any new tenant or tenants.

                  19.5.2 In addition to the remedies described elsewhere in this Lease, if Tenant is in default of this Lease, Landlord without terminating this Lease, may recover from Tenant all Rent and other sums due and payable by Tenant under this Lease as of the date of entry of a judgment against Tenant plus the difference between: (i) the Rent due for the remainder of the Lease Term; less
(ii) the fair rental value of the Premises for the remainder of the Lease Term.

                  19.5.3 Any acceleration and full recovery of Rent will not restrict in any way the right of Landlord to exercise any other remedy or remedies set forth in this Article 19 in the event Tenant defaults in the performance of any other obligations of Tenant in this Lease.

         19.6 Calculation of Additional Rent. Whenever under this Article 19 Tenant is liable for the payment of any Additional Rent to Landlord, and the amount of the Additional Rent that would have accrued for a specific period is not known, then Additional Rent may be estimated by Landlord on the basis of past Additional Rent. If this Lease continues in effect after any payment of Additional Rent calculated on the basis of estimates or averages as above provided, Tenant's actual liability for these charges will be adjusted as any Additional Rent from tenants to whom the Premises are relet is received or as the actual amount of Additional Rent due from Tenant is known. These adjustments will be made periodically as Landlord deems appropriate, but not less often than yearly, and Landlord will give Tenant notice of these adjustments and of any amounts due from Tenant to Landlord, which amounts will be payable on demand.

         19.7 Sublessees of Tenant. Whether or not Landlord elects to terminate this Lease on account of any default by Tenant, as set forth in this Article 19, Landlord shall have the right to terminate any and all subleases, licenses, concessions or other consensual arrangements for possession entered into by Tenant and affecting the Premises or may, in Landlord's sole discretion, succeed to Tenant's interest in such subleases, licenses, concessions or arrangements. In the event of Landlord's election to succeed to Tenant's interest in any such subleases, licenses, concessions or arrangements, Tenant shall, as of the date of notice by Landlord of such election, have no further right to or interest in the rent or other consideration receivable thereunder.

         19.8 Form of Payment After Default. Following the occurrence of an event of default by Tenant, Landlord shall have the right to require that any or all subsequent amounts paid by Tenant to Landlord hereunder, whether in the cure of the default in question or otherwise, be paid in the form of cash, money order, cashier's or certified check drawn on an institution acceptable to Landlord, or by other means approved by Landlord, notwithstanding any prior practice of accepting payments in any different form.

         19.9 Waiver of Default. No waiver by Landlord or Tenant of any violation or breach of any of the terms, provisions and covenants herein contained shall be deemed or construed to constitute a waiver of any other or later violation or breach of the same or any other of the terms, provisions, and covenants herein contained. Forbearance by Landlord or Tenant in enforcement of one or more of the remedies herein provided upon an event of default shall not be deemed or construed to constitute a waiver of such default. The acceptance of any Rent hereunder by Landlord following the occurrence of any default, whether or not known to Landlord, shall not be deemed a waiver of any such default, except only a default in the payment of the Rent so accepted.

         19.10 Efforts to Relet. For the purposes of this Article 19, Tenant's right to possession shall not be deemed to have been terminated by efforts of Landlord to relet the Premises, by its acts of maintenance or preservation with respect to the Premises, or by appointment of a receiver to protect Landlord's interests hereunder. The foregoing enumeration is not exhaustive, but merely illustrative of acts which may be performed by Landlord without terminating Tenant's right to possession. In the event Tenant has defaulted under this Lease and no longer occupies the Premises, Landlord shall use commercially reasonable efforts to relet the Premises, but Tenant acknowledges that Landlord may give preference to reletting space that is not subject to a lease over reletting the Premises.

                                   ARTICLE 20
                                   ----------

                           COVENANT OF QUIET ENJOYMENT
                           ---------------------------

         Landlord covenants that Tenant, on paying the Rent, charges for services and other payments herein reserved and on keeping, observing and performing all the other terms, covenants, conditions, provisions and agreements herein contained on the part of Tenant to be kept, observed and performed, shall, during the Lease Term, peaceably and quietly have, hold and enjoy the Premises subject to the terms, covenants, conditions, provisions and agreements hereof without interference by any persons lawfully claiming by or through Landlord. The foregoing covenant is in lieu of any other covenant express or implied.

                                   ARTICLE 21
                                   ----------

                             [INTENTIONALLY DELETED]
                             -----------------------


                                   ARTICLE 22
                                   ----------

                         SUBSTITUTION OF OTHER PREMISES
                         ------------------------------

         If any contiguous portion of the Premises is located on less than one-half (1/2) of a floor ("Partial Floor Premises"), Landlord shall have the right to move Tenant from the Partial Floor Premises to other space in the Building comparable to the Premises, and all terms hereof shall apply to the new space with equal force; provided, however, Landlord may only exercise this right once during the initial Lease Term and once during each Option Term. In such event, Landlord shall give Tenant prior notice of Landlord's election to so relocate Tenant, and shall move Tenant's effects from the Partial Floor Premises to the new space at Landlord's sole cost and expense at such time and in such manner as to inconvenience Tenant as little as reasonably practicable and Landlord shall immediately pay to Tenant all other reasonable out-of-pocket costs and reasonable and actual internal costs (but not lost productivity or lost profits) incurred by Tenant as a direct result of such relocation, including without limitation the cost of data and voice lines, stationery, business cards and telephone directories; provided, however, prior to incurring internal costs for which Tenant desires reimbursement, Tenant shall first obtain Landlord's approval thereof, which approval shall not be unreasonably withheld or delayed. The new space shall be delivered to Tenant with improvements substantially similar to those improvements existing in the Partial Floor Premises at the time of Landlord's notification to Tenant of the relocation. Simultaneously with such relocation of the Partial Floor Premises, the parties shall execute an amendment to this Lease stating the relocation of the Partial Floor Premises.

                                   ARTICLE 23
                                   ----------

                                      SIGNS
                                      -----

         23.1 In General. Tenant shall be entitled, at Landlord's sole cost and expense, to Building-standard identification signage outside of Tenant's Premises on the floor on which Tenant's Premises are located. The location, quality, design, style, and size of such signage shall be consistent with the Landlord's Building standard signage program

         23.2 Building Directory. Tenant shall be entitled to twenty (20) lines on the Building directory to display Tenant's name and locations in the Building.

         23.3 Prohibited Signage and Other Items. Any signs, notices, logos, pictures, names or advertisements which are installed and that have not been individually approved by Landlord may be removed by Landlord at the sole expense of Tenant provided Landlord has given Tenant ten (10) business days' notice and Tenant has failed to remove such items within said time period. Except as otherwise in permitted in Section 23.4, Tenant may not install any signs on the exterior or roof of the Building or the common areas of the Building or the Real Property. Any signs, window coverings, or blinds (even if the same are located behind the Landlord approved window coverings for the Building), or other items visible from the exterior of the Premises or Building are subject to the prior approval of Landlord, in its sole discretion.

         23.4 Top of the Building Signage.

                  23.4.1 Description of Building Top Signage. Tenant shall be entitled to install two (2) signs identifying Tenant at the top of the Building, which signs are to be located on the sides of the Building facing North and South (the "Building Top Signage"). The graphics, materials, color, design, lettering, lighting, size, specifications and exact location of the Building Top Signage shall be subject to the prior written approval of Landlord, which approval shall not be unreasonably withheld or delayed. In addition, such signage shall be subject to Tenant's receipt of all required governmental permits and approvals and shall be subject to all applicable governmental laws and ordinances. Landlord makes no representation that such permits and approvals are available for the Building Top Signage. The cost of installation of the Building Top Signage as well as all costs of design and construction of such signage and all other costs associated with such signage, including, without limitation, utility charges and hook-up fees, permits, maintenance and repair, shall be the sole responsibility of Tenant. Tenant further acknowledges that any repairs necessitated as a result of window washing equipment cabling passing-over such signage in the normal course of cleaning the exterior windows of the Building shall be the sole responsibility of Tenant. During the Lease Term, Tenant may, at its sole cost and expense, install substitute Building Top Signage in accordance with this Article 23 or remove the Building Top Signage. If Tenant does not install the Building Top Signage within two (2) years following the Lease Commencement Date, Tenant's rights under this Section 23.4 shall terminate.

                  23.4.2 Transfer of Building Top Signage. In connection with any assignment of Tenant's interest under this Lease or any single sublease of the entire Premises, which assignment or sublease is permitted pursuant to the provisions of Article 14 of this Lease, the Building Top Signage may be assigned to the assignee or sublessee with Landlord's prior consent, which consent shall not be unreasonably withheld by Landlord so long as the name of the assignee/sublessee is not an "Objectionable Name," as that term is defined below. Should the name of the Original Tenant change, Tenant shall be entitled to modify, at Tenant's sole cost and expense, the Building Top Signage to reflect Tenant's new name, but only if Tenant's new name is not an "Objectionable Name." The term "Objectionable Name" shall mean any name which relates to an entity that (i) is of a character or reputation that is materially inconsistent with the quality of the Building, (ii) is of a political orientation, (iii) would otherwise reasonably offend a landlord of a comparable building taking into consideration the level and visibility of signage rights inherent in the Building Top Signage, (iv) would conflict with any covenants in leases of space in the Building, or (v) is a competitor of any tenant of the Building.

                  23.4.3 Termination of Building Top Signage. Notwithstanding anything to the contrary contained herein, in the event that at any time after the Must Take Effective Date, Tenant or any entity with Building Top Signage rights fails to occupy at least 50,000 rentable square feet in the Building, Tenant's rights to the Building Top Signage shall thereupon terminate and Landlord shall have the right to remove, at Tenant's expense, the Building Top Signage.

                  23.4.4 Maintenance of Building Top Signage. Should the Building Top Signage require maintenance or repairs as determined in Landlord's reasonable judgment, Landlord shall have the right to provide written notice thereof to Tenant and Tenant shall cause such repairs and/or maintenance to be performed within thirty (30) days after receipt of such notice from Landlord, at Tenant's sole cost and expense; provided, however, if such repairs and/or maintenance are reasonably expected to require longer than thirty (30) days to perform, Tenant shall commence such repairs and/or maintenance within such thirty (30) day period and shall diligently prosecute such repairs and maintenance to completion. Should Tenant fail to perform such maintenance and repairs within the periods described in the immediately preceding sentence, Landlord shall have the right to cause such work to be performed and to charge Tenant as Additional Rent for the costs of such work plus interest at the Interest Rate from the date of Landlord's payment of such costs to the date of Tenant's reimbursement to Landlord. Upon the expiration or earlier termination of this Lease, Tenant shall, at Tenant's sole cost and expense, cause the Building Top Signage to be removed from the exterior of the Building and shall cause the exterior of the Building to be restored to the condition existing prior to the placement of such signage. If Tenant fails to remove such signage and to restore the exterior of the Building as provided in the immediately preceding sentence within thirty (30) days following the expiration or earlier termination of this Lease, then Landlord may perform such work, and all costs and expenses incurred by Landlord in so performing plus interest at the Interest Rate from the date of Landlord's payment of such costs to the date of Tenant's reimbursement to Landlord shall be reimbursed by Tenant to Landlord within ten
(10) days after Tenant's receipt of invoice therefor. The immediately preceding sentence shall survive the expiration of earlier termination of this Lease.

                                   ARTICLE 24
                                   ----------

                               COMPLIANCE WITH LAW
                               -------------------

         Tenant shall not do anything or suffer anything to be done in or about the Premises which will in any way conflict with any law, statute, ordinance or other governmental rule, regulation or requirement now in force or which may hereafter be enacted or promulgated. At its sole cost and expense, Tenant shall promptly comply with all such governmental measures directly related to Tenant's use of the Premises, other than the making of structural changes or changes to the Building's life safety system. Should any standard or regulation now or hereafter be imposed on Landlord or Tenant by a state, federal or local governmental body charged with the establishment, regulation and enforcement of occupational, health or safety standards for employers, employees, landlords or tenants, then Tenant agrees, at its sole cost and expense, to comply promptly with such standards or regulations directly related to Tenant's use of the Premises. The judgment of any court of competent jurisdiction or the admission of Tenant in any judicial action, regardless of whether Landlord is a party thereto, that Tenant has violated any of said governmental measures, shall be conclusive of that fact as between Landlord and Tenant.

         Landlord represents and warrants to Tenant as follows:

                  (i) To Landlord's actual knowledge, the Real Property is currently zoned C-2, HRI, which allows Tenant to use the Premises for the permitted uses described in this Lease;

                  (ii) To Landlord's actual knowledge, Landlord has received no notice from any governmental authority that the Real Property (inclusive of the Building and the Premises) is not in compliance with the Americans With Disabilities Act and/or any comparable state statute; and

                  (iii) To Landlord's actual knowledge, the Real Property (inclusive of the Building and the Premises) is not in violation of any applicable laws, rules, regulations, ordinances and local laws (excepting the Americans With Disabilities Act and any comparable state statutes, which are the subject of the representation set forth in clause (ii) above, and except for Environmental Conditions, which are the subject of the representation set forth in Section 29.31.6).

                                   ARTICLE 25
                                   ----------

                                  LATE CHARGES
                                  ------------

         If any installment of Rent or any other sum due from Tenant shall not be received by Landlord or Landlord's designee within five (5) days after said amount is due, then Tenant shall pay to Landlord a late charge equal to five percent (5%) of the amount due plus any attorneys' fees incurred by Landlord by reason of Tenant's failure to pay Rent and/or other charges when due hereunder. The late charge shall be deemed Additional Rent and the right to require it shall be in addition to all of Landlord's other rights and remedies hereunder or at law and shall not be construed as liquidated damages or as limiting Landlord's remedies in any manner. In addition to the late charge described above, any Rent or other amounts owing hereunder which are not paid within three
(3) days after the date they are due shall thereafter bear interest until paid at a rate equal to the discount rate of the Federal Reserve Bank of San Francisco at the time of accrual plus five percent (5%) per annum, provided that in no case shall such rate be higher than the highest rate permitted by applicable law (the "Interest Rate").

                                   ARTICLE 26
                                   ----------

                         RIGHT TO CURE DEFAULT; PAYMENTS
                         -------------------------------

         26.1 Landlord's Cure. All covenants and agreements to be kept or performed by Tenant under this Lease shall be performed by Tenant at Tenant's sole cost and expense and without any reduction of Rent except as specified in this Lease. If Tenant shall fail to perform any of its obligations under this Lease, within a reasonable time after such performance is required by the terms of this Lease, Landlord may, but shall not be obligated to, after reasonable prior written notice to Tenant, make any such payment or perform any such act on Tenant's part without waiving its right based upon any default of Tenant and without releasing Tenant from any obligations hereunder.

         26.2 Tenant's Reimbursement. Except as may be specifically provided to the contrary in this Lease, Tenant shall pay to Landlord, within fifteen (15) days after delivery by Landlord to Tenant of statements therefor: (i) sums equal to expenditures reasonably made and obligations actually paid by Landlord in connection with the remedying by Landlord of Tenant's defaults pursuant to the provisions of Section 26.1; (ii) sums equal to all actual losses, costs, liabilities, damages and expenses referred to in Article 10 of this Lease; and
(iii) sums equal to all expenditures made and obligations actually paid by Landlord in collecting or attempting to collect the Rent or in enforcing or attempting to enforce any rights of Landlord under this Lease or pursuant to law, including, without limitation, all legal fees and other amounts so expended. Tenant's obligations under this Section 26.2 shall survive the expiration or sooner termination of the Lease Term. Should Tenant bring an action to enforce any provision, or collect damages, under this Lease, Tenant shall be entitled to its reasonable attorneys' fees and costs associated with such action.

         26.3 Tenant's Cure Rights. If Tenant provides written notice to Landlord of the need for repairs and/or maintenance which are Landlord's obligation under this Lease, and Landlord fails to undertake such repairs and/or maintenance within a reasonable period of time, given the circumstances, after the receipt of such written notice, but in no event earlier than ten (10) days after receipt of such written notice, and if such failure continues after five
(5) days following an additional notice to Landlord specifying that Tenant intends to undertake such repairs and/or maintenance, then Tenant may proceed to undertake such repairs and/or maintenance and if such action was required under the terms of this Lease to be taken by Landlord, then Tenant shall be entitled to reimbursement by Landlord for Tenant's reasonable costs and expenses in taking such action within thirty (30) days following delivery of an invoice therefor containing a reasonably particularized breakdown of such costs and expenses (the "Invoice"). In the event Tenant undertakes such repairs and/or maintenance, and such work will affect the Building's life safety system, heating, ventilating and air conditioning systems or elevator systems, Tenant shall use only those contractors used by Landlord in the Building for work on such systems. If (i) the amount set forth in the Invoice is less than or equal to Two Thousand Dollars ($2,000.00) and Landlord does not pay the amount within thirty (30) days following receipt of the Invoice (regardless of whether Landlord has delivered a written objection to Tenant) or (ii) the amount set forth in the Invoice is greater than Two Thousand Dollars ($2,000.00) and Landlord has neither paid the amount within thirty (30) days following Landlord's receipt of the Invoice nor delivered a written objection to Tenant within thirty (30) days after receipt of the Invoice, then Tenant shall be entitled to deduct from Base Rent payable by Tenant under this Lease, the amount set forth in such Invoice, together with interest thereon at the Interest Rate, in monthly installments not to exceed twenty percent (20%) of monthly Base Rent, until fully reimbursed. If the amount set forth in the Invoice is less than or equal to Two Thousand Dollars ($2,000.00) and Tenant elects to deduct such amount against Base Rent as set forth above, and if Landlord delivers to Tenant within thirty (30) days following receipt of the Invoice, a written objection on the basis that such repair and/or maintenance was not required to be undertaken by Landlord pursuant to the terms of this Lease, then Landlord may elect to have the determination of the issue of whether such repair and/or maintenance was Landlord's responsibility resolved pursuant to the manner described below, and if it is determined that Landlord was not responsible for such repair and/or maintenance, Tenant shall, within thirty (30) days following such determination, pay to Landlord the amount of such deduction from Base Rent, together with interest thereon at the Interest Rate from the date of such deduction until paid. If, however, the amount of the Invoice is greater than Two Thousand Dollars ($2,000.00) and Landlord delivers to Tenant within thirty (30) days after receipt of the Invoice, a written objection to the payment of such Invoice, setting forth with reasonable particularity Landlord's reasons for its claim that such repairs and/or maintenance was not to have been undertaken by Landlord pursuant to the terms of this Lease, then Tenant shall not be entitled to such deduction from Base Rent but as Tenant's sole remedy, Tenant may proceed to claim a default by Landlord or, if elected by either Landlord or Tenant, the matter shall proceed to resolution by the selection of an arbitrator to resolve the dispute, which arbitrator shall be selected and qualified pursuant to the rules of the American Arbitration Association, and whose costs shall be paid for by the losing party unless it is not clear that there is a "losing" party in which event the costs of arbitration shall be shared equally. The purpose of the use of an arbitrator to resolve such dispute is to avoid the delays incident to the court calendar system of the jurisdiction within which the Premises are located. Therefore, the parties agree that if the issue in dispute between Landlord and Tenant under this Section 26.3 may be expected to be resolved under the then current calendar of the court of appropriate jurisdiction within a period not exceeding six (6) months from the date the issue is raised by Landlord's objection to Tenant's invoice, then the arbitration process described hereinabove shall not be utilized and the matter shall proceed through the judicial process in the court of appropriate jurisdiction.

                                   ARTICLE 27
                                   ----------

                                ENTRY BY LANDLORD
                                -----------------

         Landlord reserves the right at all reasonable times and upon reasonable notice to the Tenant to enter the Premises to (i) inspect them; (ii) show the Premises to prospective purchasers, mortgagees or tenants (but, as to tenants, only during the last nine (9) months of Lease Term), or to the ground or underlying lessors; (iii) post notices of nonresponsibility; or (iv) alter, improve or repair the Premises or the Building if necessary to comply with current building codes or other applicable laws, or for structural alterations, repairs or improvements to the Building. Notwithstanding anything to the contrary contained in this Article 27, Landlord may enter the Premises at any time to (A) perform services required of Landlord at reasonable times and upon reasonable notice (except in an emergency); (B) take possession due to any breach of this Lease in the manner provided herein; and (C) perform any covenants of Tenant which Tenant fails to perform at reasonable times and upon reasonable notice (except in an emergency). Any such entries shall be without the abatement of Rent and shall include the right to take such reasonable steps as required to accomplish the stated purposes. Tenant hereby waives any claims for damages or for any injuries or inconvenience to or interference with Tenant's business, lost profits, any loss of occupancy or quiet enjoyment of the Premises, and any other loss directly occasioned by such entry. For each of the above purposes, Landlord shall at all times have a key with which to unlock all the doors in the Premises, excluding Tenant's vaults, safes and special security areas designated in advance by Tenant. In an emergency, Landlord shall have the right to use any means that Landlord may deem proper to open the doors in and to the Premises. Any entry into the Premises in the manner hereinbefore described shall not be deemed to be a forcible or unlawful entry into, or a detainer of, the Premises, or an actual or constructive eviction of Tenant from any portion of the Premises.

                                   ARTICLE 28
                                   ----------

                                 TENANT PARKING
                                 --------------

         Landlord shall provide parking passes on a monthly basis throughout the Lease Term in the amount set forth in Section 11 of the Summary to park in the Parking Facilities. During the Lease Term (including the Option Term), such parking passes will be provided to Tenant at no charge, except that Landlord may require a reasonable security deposit for each parking pass. Tenant's continued right to use the parking passes is conditioned upon Tenant abiding by all Rules And Regulations which are prescribed from time to time for the orderly operation and use of the Parking Facilities and upon Tenant's cooperation in seeing that

Tenant's employees and visitors also comply with such Rules and Regulations. Landlord specifically reserves the right to (i) change the size, configuration, design, layout, location and all other aspects of the Parking Facilities and/or
(ii) perform repairs to the Parking Facilities, and Tenant acknowledges and agrees that Landlord may, without incurring any liability to Tenant and without any abatement of Rent under this Lease, from time to time, for a period not to exceed ninety (90) days (unless due to Force Majeure) close-off or restrict access to the Parking Facilities, or relocate Tenant's parking passes to other parking structures and/or surface parking areas within a reasonable distance of the Premises, for purposes of permitting or facilitating any such construction, alteration, improvements or repairs with respect to the Parking Facilities or to accommodate or facilitate renovation, alteration, construction or other modification of other improvements or structures located on the Real Property. Landlord may delegate its responsibilities hereunder to a parking operator in which case such parking operator shall have all the rights of control attributed hereby to the Landlord and such owner.

                                   ARTICLE 29
                                   ----------

                            MISCELLANEOUS PROVISIONS
                            ------------------------

         29.1 Terms. The necessary grammatical changes required to make the provisions hereof apply either to corporations or partnerships or individuals, men or women, as the case may require, shall in all cases be assumed as though in each case fully expressed.

         29.2 Binding Effect. Each of the provisions of this Lease shall extend to and shall, as the case may require, bind or inure to the benefit not only of Landlord and of Tenant, but also of their respective successors or assigns, provided this clause shall not permit any assignment by Tenant contrary to the provisions of Article 14 of this Lease.

         29.3 No Air Rights. No rights to any view or to light or air over any property, whether belonging to Landlord or any other person, are granted to Tenant by this Lease. If at any time any windows of the Premises are temporarily darkened or the light or view therefrom is obstructed by reason of any repairs, improvements, maintenance or cleaning in or about the Building, the same shall be without liability to Landlord and without any reduction or diminution of Tenant's obligations under this Lease.

         29.4 Modification of Lease. Should any current or prospective mortgagee or ground lessor for the Building require a modification or modifications of this Lease, which modification or modifications will, in Tenant's reasonable discretion, not cause an increased cost or expense to Tenant or in any other way adversely change the rights and obligations of Tenant hereunder, then and in such event, Tenant agrees that this Lease may be so modified and agrees to execute whatever documents are required therefor and deliver the same to Landlord within ten (10) business days following the request therefor. Should Landlord or any such current or prospective mortgagee or ground lessor require execution of a short form of Lease for recording, accurately reflecting the terms of this Lease and containing, among other customary provisions, the names of the parties, a description of the Premises and the Lease Term, Tenant agrees to execute such short form of Lease and to deliver the same to Landlord within ten (10) business days following the request therefor.

         29.5 Transfer of Landlord's Interest. Tenant acknowledges that Landlord has the right to transfer all or any portion of its interest in the Real Property and Building and in this Lease, and Tenant agrees that in the event of any such transfer, and provided notice of such transfer is given to Tenant within ten (10) days following the effective date of such transfer, Tenant agrees to look solely to such transferee for the performance of Landlord's obligations hereunder accruing after the date of transfer. Tenant further acknowledges that Landlord may assign its rights to payments under this Lease to a mortgage lender as additional security and agrees that such an assignment shall not release Landlord from its obligations hereunder and that Tenant shall continue to look to Landlord for the performance of its obligations hereunder.

         29.6 Prohibition Against Recording. Except as provided in Section 29.4 of this Lease, neither this Lease, nor any memorandum, affidavit or other writing with respect thereto, shall be recorded by Tenant or by anyone acting through, under or on behalf of Tenant.

         29.7 Landlord's Title. Landlord's title is and always shall be paramount to the title of Tenant: Nothing herein contained shall empower Tenant to do any act which can, shall or may encumber the title of Landlord.

         29.8   Captions.   The  captions  of  Articles  and  Sections  are  for
convenience only and shall not be deemed to limit, construe, affect or alter the meaning of such Articles and Sections.

         29.9 Relationship of Parties. Nothing contained in this Lease shall be deemed or construed by the parties hereto or by any third party to create the relationship of principal and agent, partnership, joint venturer or any association between Landlord and Tenant, it being expressly understood and agreed that neither the method of computation of Rent nor any act of the parties hereto shall be deemed to create any relationship between Landlord and Tenant other than the relationship of landlord and tenant.

         29.10    [Intentionally Deleted].

         29.11 Time of Essence. Time is of the essence of this Lease and each of its provisions.

         29.12 Partial Invalidity. If any term, provision or condition contained in this Lease shall, to any extent, be invalid or unenforceable, the remainder of this Lease,. or the application of such term, provision or condition to persons or circumstances other than those with respect to which it is invalid or unenforceable, shall not be affected thereby, and each and every other term, provision and condition of this Lease shall be valid and enforceable to the fullest extent possible permitted by law.

         29.13 No Warranty. In executing and delivering this Lease, Tenant has not relied on any representation, including, but not limited to, any representation whatsoever as to the amount of any item comprising Additional Rent or the amount of the Additional Rent in the aggregate or that Landlord is furnishing the same services to other tenants, at all, on the same level or on the same basis, or any warranty or any statement of Landlord which is not set forth herein or in one or more of the exhibits attached hereto.

         29.14 Landlord Exculpation. It is expressly understood and agreed that notwithstanding anything in this Lease to the contrary, and notwithstanding any applicable }aw to the contrary, the liability of Landlord and the Landlord Parties hereunder (including any successor landlord) and any recourse by Tenant against Landlord or the Landlord Parties shall be limited solely and exclusively to an amount which is equal to the interest of Landlord in the Building and neither Landlord, nor any of the Landlord Parties shall have any personal liability therefor, and Tenant hereby expressly waives and releases such personal liability on behalf of itself and all persons claiming by, through or under Tenant. Notwithstanding the foregoing, the limitation of liability and waiver in favor of Landlord under this Section 29.14 shall not apply to claims of fraud or malicious acts.

         29.15 Entire Agreement. It is understood and acknowledged that there are no oral agreements between the parties hereto affecting this Lease and this Lease supersedes and cancels any and all previous negotiations, arrangements, brochures, agreements and understandings, if any, between the parties hereto or displayed by Landlord to Tenant with respect to the subject matter thereof, and none thereof shall be used to interpret or construe this Lease. This Lease and any side letter or separate agreement executed by Landlord and Tenant in connection with this Lease and dated of even date herewith contain all of the terms, covenants, conditions, warranties and agreements of the parties relating in any manner to the rental, use and occupancy of the Premises, shall be considered to be the only agreement between the parties hereto and their representatives and agents, and none of the terms, covenants, conditions or provisions of this Lease can be modified, deleted or added to except in writing signed by the parties hereto. All negotiations and oral agreements acceptable to both parties have been merged into and are included herein.

         29.16 Right to Lease. Except as otherwise provided in Section 29.33, Landlord reserves the absolute right to effect such other tenancies in the Building as Landlord in the exercise of its sole business judgment shall determine to best promote the interests of the Building. Tenant does not rely on the fact, nor does Landlord represent, that any specific tenant or type or number of tenants shall, during the Lease Term, occupy any space in the Building.

         29.17 Force Majeure. Any prevention, delay or stoppage due to strikes, lockouts, labor disputes, acts of God, inability to obtain services, labor, or materials or reasonable substitutes therefor, governmental actions, civil commotions, fire or other casualty, and other causes beyond the reasonable control of the party obligated to perform, except with respect to the obligations imposed with regard to Rent and other charges to be paid by Tenant pursuant to this Lease (collectively, the "Force Majeure"), notwithstanding anything to the contrary contained in this Lease, shall excuse the performance of such party for a period equal to any such prevention, delay or stoppage and, therefore, if this Lease specifies a time period for performance of an obligation of either party, that time period shall be extended by the period of any delay in such party's performance caused by a Force Majeure.

         29.18 Waiver of Redemption by Tenant. Tenant hereby waives for Tenant and for all those claiming under Tenant all right now or hereafter existing to redeem by order or judgment of any court or by any legal process or writ, Tenant's right of occupancy of the Premises after any termination of this Lease.

         29.19 Notices. All notices, demands, statements or communications (collectively, "Notices") given or required to be given by either party to the other hereunder shall be in writing, shall be sent by United States certified or registered mail, postage prepaid, return receipt requested, or delivered personally (i) to Tenant at the appropriate address set forth in Section 5 of the Summary, or to such other place as Tenant may from time to time designate in a Notice to Landlord; or (ii) to Landlord at the addresses set forth in Section 3 of the Summary, or to such other firm or to such other place as Landlord may from time to time designate in a Notice to Tenant. Any Notice will be deemed given five (5) days after the date it is mailed as provided in this Section
29.19 or upon the date personal delivery is made. If Tenant is notified of the identity and address of Landlord's mortgagee or ground or underlying lessor, Tenant shall concurrently give to such mortgagee or ground or underlying lessor written notice of any default by Landlord under the terms of this Lease by registered or certified mail, and such mortgagee or ground or underlying lessor shall be given the same opportunity to cure such default as permitted by Landlord prior to Tenant's exercising any remedy available to Tenant.

         29.20 Joint and Several. If there is more than one Tenant, the obligations imposed upon Tenant under this Lease shall be joint and several.

         29.21 Authority. If Tenant is a corporation or partnership, each individual executing this Lease on behalf of Tenant hereby represents and warrants that Tenant is a duly formed and existing entity qualified to do business in Arizona and that Tenant has full right and authority to execute and deliver this Lease and that each person signing on behalf of Tenant is authorized to do so.

         29.22 Attorneys' Fees. If either party commences litigation against the other for the specific performance of this Lease, for damages for the breach hereof or otherwise for enforcement of any remedy hereunder, the parties hereto agree to and hereby do waive any right to a trial by jury and, in the event of any such commencement of litigation, the prevailing party shall be entitled to recover from the other party such costs and reasonable attorneys' fees as may have been incurred, including any and all costs incurred in enforcing, perfecting and executing such judgment.

         29.23 Governing Law. This Lease shall be construed and enforced in accordance with the laws of the State of Arizona.

         29.24 Submission of Lease. Submission of this instrument for examination or signature by Tenant does not constitute a reservation of or an option for lease, and it is not effective as a lease or otherwise until execution and delivery by both Landlord and Tenant.

         29.25 Brokers. Landlord and Tenant hereby warrant to each other that they have had no dealings with any real estate broker or agent in connection with the negotiation of this Lease, excepting only the real estate brokers or agents specified in Section 12 of the Summary (the "Brokers"), and that they know of no other real estate broker or agent who is entitled to a commission in connection with this Lease. Each party agrees to indemnify and defend the other party against and hold the other party harmless for, from and against any and all claims, demands, losses, liabilities, lawsuits, judgments, and costs and expenses (including without limitation reasonable attorneys' fees) with respect to any leasing commission or equivalent compensation alleged to be owing on account of the indemnifying party's dealings with any real estate broker or agent other than the Brokers.

         29.26 Independent Covenants. This Lease shall be construed as though the covenants herein between Landlord and Tenant are independent and not dependent and Tenant hereby expressly waives the benefit of any statute to the contrary and, except as stated in this Lease, agrees that if Landlord fails to perform its obligations set forth herein, Tenant shall not be entitled to make any repairs or perform any acts hereunder at Landlord's expense or to any setoff of the Rent or other amounts owing hereunder against Landlord; provided, however, that the foregoing shall in no way impair the right of Tenant to commence a separate action against Landlord for any violation by Landlord of the provisions hereof so long as notice is first given to Landlord and any holder of a mortgage or deed of trust covering the Building, Real Property or any portion thereof, of whose address Tenant has theretofore been notified, and an opportunity is granted to Landlord and such holder to correct such violations as provided above.

         29.27 Building Name and Signage. Landlord shall have the right at any time to change the name of the Building and to install, affix and maintain any and all signs on the exterior and on the interior of the Building as Landlord may, in Landlord's sole discretion, desire. Tenant shall not use the name of the Building or use pictures or illustrations of the Building in advertising or other publicity, without the prior written consent of Landlord, which consent shall not be unreasonably withheld or delayed.

         29.28 Transportation Management. Tenant shall use commercially reasonable efforts to fully comply with all present or future programs intended to manage parking, transportation or traffic in and around the Building, and in connection therewith, Tenant shall take responsible action for the transportation planning and management of all employees located at the Premises by working directly with Landlord, any governmental transportation management organization or any other transportation-related committees or entities. Such programs may include, without limitation: (i) restrictions on the number of peak-hour vehicle trips generated by Tenant, (ii) increased vehicle occupancy;
(iii) implementation of an in-house ridesharing program and an employee transportation coordinator; (iv) working with employees and any Building or area-wide ridesharing program manager; (v) instituting employer-sponsored incentives (financial or in-kind) to encourage employees to rideshare; and (vi) utilizing flexible work shifts for employees.

         29.29 Confidentiality. Tenant acknowledges that the content of this Lease and any related documents are confidential information. Tenant shall exercise commercially reasonable efforts to keep such confidential information strictly confidential and shall exercise commercially reasonable efforts to not disclose such confidential information to any person or entity other than Tenant's financial, legal, and space planning consultants or as otherwise required by law.

         29.30 Landlord Renovations. It is specifically understood and agreed that Landlord has no obligation and has made no promises to alter, remodel, improve, renovate, repair or decorate the Premises, Building, or any part thereof and that no representations respecting the condition of the Premises or the Building have been made by Landlord to Tenant except as specifically set forth herein or in the Tenant Work Letter. However, Tenant acknowledges that Landlord may during the Lease Term renovate, improve, alter, or modify (collectively, the "Renovations") the Building, Premises, and/or Real Property, including without limitation the Parking Facilities, common areas, systems and equipment, roof, and structural portions of the same, which Renovations may include, without limitation, (i) modifying the common areas and tenant spaces to comply with applicable laws and regulations, including regulations relating to the physically disabled, seismic conditions, and building safety and security, and (ii) installing new carpeting, lighting, and wall coverings in the Building common areas, and in connection with such Renovations, Landlord may, among other things, erect scaffolding or other necessary structures in the Building, limit or eliminate access to portions of the Real Property, including portions of the common areas, or perform work in the Building, which work may create noise, dust or leave debris in the Building. Tenant hereby agrees that such Renovations and Landlord's actions in connection with such Renovations shall in no way constitute a constructive eviction of Tenant nor entitle Tenant to any abatement of Rent. Landlord shall have no responsibility or for any reason be liable to Tenant for any direct or indirect injury to or interference with Tenant's business arising from the Renovations, nor (except for injury not covered by insurance carried, or required to be carried by Tenant hereunder, and which is caused by Landlord's negligence or willful misconduct) shall Tenant be entitled to any compensation or damages from Landlord for loss of the use of the whole or any part of the Premises or of Tenant's personal property or improvements resulting from the Renovations or Landlord's actions in connection with such Renovations, or for any inconvenience or annoyance occasioned by such Renovations or Landlord's actions in connection with such Renovations.

         29.31 Hazardous Material.

                  29.31.1 Except for ordinary office and janitorial supplies in quantities customarily used by office tenants, Tenant shall not cause or authorize any Hazardous Material (as defined in Section 29.31.4 below) to be brought, kept or used in or about the Real Property by Tenant, its agents, employees, contractors, or invitees. Tenant indemnifies Landlord for, from and against any breach by Tenant of the obligations stated in the preceding sentence, and agrees to defend and hold Landlord harmless from and against any and all claims, judgments, damages, penalties, fines, costs, liabilities, or losses (including, without limitation, diminution in value of the Real Property, damages for the loss or restriction or use of rentable or usable space or of any amenity of the Real Property, damages arising from any adverse impact or marketing of space in the Real Property, and sums paid in settlement of claims, attorneys' fees, consultant fees, and expert fees) which arise during or after the Lease Term as a result of such breach. This indemnification of Landlord by Tenant includes, without limitation, costs incurred in connection with any investigation of site conditions or any cleanup, remedial, removal, or restoration work required by any federal, state, or local governmental agency or political subdivision because of Hazardous Material present in the soil or ground water on or under the Real Property. Without limiting the foregoing, if the presence of any Hazardous Material on the Real Property caused or authorized by Tenant results in any contamination of the Real Property and subject to the provisions of Articles 8 and 9 hereof, Tenant shall promptly take all actions at its sole expense as are necessary to return the Real Property to the condition existing prior to the introduction of any such Hazardous Material and the contractors to be used by Tenant for such work must be approved by Landlord, which approval shall not be unreasonably withheld or delayed so long as such actions would not potentially have any material adverse long-term or short-term effect on the Real Property and so long as such actions do not materially interfere with the use and enjoyment of the Real Property by the other tenants thereof. Tenant's indemnity under this Section 29.31.1 is strictly conditioned on prompt notice, tender of defense/settlement, and reasonable cooperation by Landlord.

                  29.31.2    [Intentionally Omitted]

                  29.31.3 It shall not be unreasonable  for Landlord to withhold
its  consent  to  any  proposed  Transfer  if  (i)  the  proposed   transferee's
anticipated use of the Premises involves the generation, storage, use, treatment, or disposal of Hazardous Material other than ordinary office and janitorial supplies in quantities customarily used by office tenants; (ii) the proposed Transferee has been required by any prior landlord, lender, or governmental authority to take remedial action in connection with Hazardous Material contaminating a property if the contamination resulted from such Transferee's actions or use of the property in question; or (iii) the proposed Transferee is subject to an enforcement order issued by any governmental authority in connection with the use, disposal, or storage of a Hazardous Material.

                  29.31.4 As used herein, the term "Hazardous Material" means any hazardous or toxic substance, material, or waste which is or becomes regulated by any local governmental authority, the State of Arizona or the United States Government. The term "Hazardous Material" includes, without limitation, any material or substance which is (i) designated as a "Hazardous Substance" pursuant to Section 311 of the Federal Water Pollution Control Act (33 U.S.C. ss. 1317), (ii) defined as a "Hazardous Waste" pursuant to Section 1004 of the Federal Resource Conservation and Recovery Act, 42 U.S.C. ss. 6901 et seq. (42 U.S.C. ss. 6903), (iii) defined as a "Hazardous Substance" pursuant to Section 101 of the Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S.C. ss. 9601 et seq. (42 U.S.C. ss. 9601) or (iv) identified in the Arizona Environmental Quality Act, including provisions on aquifer protection (A.R.S. ss.ss. 49-241 et seq.), remedial action (A.R.S. ss.ss. 49-281 et seq.), air quality (A.R.S. ss.ss. 49-401 et seq.), solid waste management (A.R.S. ss.ss. 49-701 et seq.), hazardous waste disposal (A.R.S. ss.ss. 49-901 et seq.), and underground storage tank regulation (A.R.S. ss.ss. 49-1001 et seq.).

                  29.31.5 As used herein, the term "Laws" mean any applicable federal, state or local laws, ordinances, or regulations relating to any Hazardous Material affecting the Real Property, including, without limitation, the laws, ordinances, and regulations referred to in Section 29.31.4 above.

                  29.31.6 Landlord hereby represents that, to its actual knowledge, no Environmental Condition (as defined below) presently exists or has existed prior to the Lease Commencement Date on, under, or within the Real Property except as disclosed in that certain Phase One Environmental Site Assessment prepared by Envirotest Inc. dated February 1997.

                  Landlord shall indemnify, protect, defend (by counsel reasonably acceptable to Tenant) and hold harmless Tenant and Tenant's
Affiliates, and all of their directors, officers, employees, shareholders, lenders, agents, contractors and each of their respective successors and assigns, from and against (i) any and all claims, judgments, causes of action, damages, penalties, fines, taxes, costs, liabilities, losses and expenses arising at any time during or after the Lease Term as a result of any Environmental Condition which (A)constitutes a breach of the representation set forth in this Section 29.31.6, or (B) was authorized or caused by Landlord, its employees, agents or contractors and (ii) any and all orders, penalties, fines, administrative actions, or other proceedings commenced by any governmental agency including, without limitation, the United States Environmental Protection Agency as a result of an Environment Condition that was authorized or caused by Landlord, its employees, agents or contractors. Landlord's obligations pursuant to the foregoing indemnity shall survive the expiration or termination of this Lease (including any extension hereof), and shall be strictly conditioned upon prompt notice, tender of defense/settlement and reasonable cooperation by Tenant.

         The phrase "Environmental Condition" shall mean the existence of any Hazardous Materials on, under or within the Real Property in violation of Laws.

         29.32 Conference Facility. Landlord shall provide Tenant up to a total of forty (40) hours per month of free usage for the two (2) conference facilities in the Building. Tenant's use of the conference facilities will be subject to the reservation procedures established by Landlord from time to time. If Tenant does not utilize all forty (40) free hours in a month, any unused amount will expire and will not be carried forward to future months. Nothing in this Lease shall be construed to obligate Landlord to continue the operation of the conference facilities.

         29.33 Tenant's Exclusive. Landlord shall not, from and after the date hereof, enter into a lease for space in the Building to any of Tenant's Direct Competitors. "Direct Competitors" mean only the following entities: Tech Data, Inacom, Ingram Micro, Merisel, Intelligent Electronics, Ikon, Vanstar, Entex and GE Systems, and any subsidiary, affiliate or successor of such entities but only if Landlord had, at the time of entering into such lease, actual knowledge that the tenant was a subsidiary, affiliate or successor of any such entity (if any proposed tenant's primary business is providing personal computer products and services to resellers or end-user clients, Landlord will endeavor to inquire whether such proposed tenant is a subsidiary, affiliate or successor of the foregoing named entities, but Landlord's failure to do so will not constitute a default hereunder by Landlord). This exclusive shall not apply to any existing leases in the Building or to any assignments under any existing leases or future leases in the Building, nor shall it apply to an attornment by a subtenant to Landlord upon the termination of any existing or future lease. This exclusive right shall terminate upon the first to occur of (i) the date the Original Tenant or any of Tenant's Affiliates cease to occupy and conduct business in at least 50,000 rentable square feet of the Premises in the aggregate, or (ii) a default by Tenant under this Lease that is not cured within the applicable notice and cure period, or (iii) nine (9) months prior to the expiration of the Lease Term unless Tenant has delivered an Interest Notice to Landlord pursuant to Section 2.2.2, or (iv) six (6) months prior to the expiration of the Lease Term unless Tenant has delivered an Option Notice to Landlord pursuant to
Section 2.2.2. Tenant shall indemnify, defend, protect and hold harmless the Landlord Parties for, from and against any and all loss, cost, damage, expense and liability (including, without limitation, court costs and reasonable attorneys' fees) incurred in connection with or arising from any claim or action alleging that the provisions of this Section 29.33 constitute a restraint of trade or violate federal or state anti-trust laws or similar laws, which obligation shall survive the expiration or earlier termination of this Lease.

         IN WITNESS WHEREOF, Landlord and Tenant have caused this Lease to be executed the day and date first above written.

                                   "Landlord":

                                   WHCPS REAL ESTATE LIMITED
                                   PARTNERSHIP, a Delaware limited partnership

                                   By:     WHCPS GEN-PAR, INC.,
                                           a Delaware corporation
                                           General Partner

                                           By:
                                               --------------------------------
                                                 Name:
                                                      -------------------------
                                                 Title:
                                                       ------------------------

                                   "Tenant":

                                   MICROAGE COMPUTER CENTERS, INC.

                                   By:
                                      ---------------------------------------
                                           Alan R.  Lyons
                                           Vice President Administration

                                    EXHIBIT B
                                    ---------

                               CENTRAL PARK SQUARE
                               -------------------

                               TENANT WORK LETTER
                               ------------------


         This Tenant Work Letter shall set forth the terms and conditions relating to the construction of the tenant improvements in the Premises. This Tenant Work Letter is essentially organized chronologically and addresses the issues of the construction of the tenant improvements in the Premises, in sequence, as such issues will arise during the actual construction of the Premises. All references in this Tenant Work Letter to Articles or Sections of "this Lease" shall mean the relevant portions of Articles I through 29 of this Lease to which this Tenant Work Letter is attached as Exhibit B, and all references in this Tenant Work Letter to Sections of "this Tenant Work Letter" shall mean the relevant portions of Sections I through 5 of this Tenant Work Letter.

                                    SECTION 1
                                    ---------

                DELIVERY OF THE PREMISES AND BASE, SHELL AND CORE
                -------------------------------------------------

         Upon the full execution and delivery of this Lease by Landlord and Tenant, Landlord shall deliver the Premises to Tenant, and Tenant shall accept the Premises from Landlord, in their presently existing, "as-is" condition.

                                    SECTION 2
                                    ---------

                               TENANT IMPROVEMENTS
                               -------------------

         2.1 Tenant Improvement Allowance. Tenant shall be entitled to a one-time tenant improvement allowance (the "Tenant Improvement Allowance") in the amount of $8.60 per usable square foot (as calculated in accordance with BOMA) of the Premises for the costs relating to the initial design and construction of Tenant's improvements, which are permanently affixed to the Premises (the "Tenant Improvements") and the acquisition and installation costs of computer cabling (the "Cabling"). In no event shall Landlord be obligated to make disbursements pursuant to this Tenant Work Letter in a total amount which exceeds the Tenant Improvement Allowance.

         2.2 Disbursement of the Tenant Improvement Allowance.

                  2.2.1 Tenant Improvement Allowance Items. Except as otherwise set forth in this Tenant Work Letter, the Tenant Improvement Allowance shall be disbursed by Landlord only for the following items and costs (collectively the "Tenant Improvement Allowance Items"):

                               EXHIBIT B - Page 1

                             2.2.1.1  Payment of the fees of the "Architect" and
the "Engineers," as those terms are defined in Section 3.1 of this Tenant Work Letter, which fees shall, notwithstanding anything to the contrary contained in this Tenant Work Letter, not exceed an aggregate amount equal to $1.25 per usable square foot of the Premises, and payment of the fees incurred by, and the cost of documents and materials supplied by, Landlord and Landlord's consultants, architects and engineers in connection with the preparation and review of the "Construction Drawings," as that term is defined in Section 3.1 of this Tenant Work Letter and attending the design and construction meetings referred to in Section 4.2.5 of this Tenant Work Letter;

                             2.2.1.2  The  payment  of plan  check,  permit  and
license fees relating to construction of the Tenant Improvements;

                             2.2.1.3  The  cost of  construction  of the  Tenant
Improvements, including, without limitation, testing and inspection costs, hoisting and trash removal costs, and contractors' fees and general conditions;

                             2.2.1.4  The cost of any  changes  in the  Building
when such changes are required by the Construction Drawings, such cost to include all direct architectural and/or engineering fees and expenses incurred in connection therewith;

                             2.2.1.5 The cost of any changes to the Construction
Drawings or Tenant Improvements required by applicable code;

                             2.2.1.6 The Cabling, and

                             2.2.1.7 Sales and use taxes and Title 24 fees.

                  2.2.2 Disbursement of Tenant Improvement Allowance. During the construction of the Tenant Improvements, Landlord shall make monthly disbursements of the Tenant Improvement Allowance for Tenant Improvement Allowance Items for the benefit of Tenant and shall authorize the release of monies for the benefit of Tenant as follows.

                             2.2.2.1  Monthly  Disbursements.  On or before  the
first day of each calendar month during the construction of the Tenant Improvements (or such other date as Landlord may designate), Tenant shall deliver to Landlord: (i) a request for payment of the "Contractor," as that term is defined in Section 4.1 of this Tenant Work Letter, approved by Tenant, in a form to be provided by Landlord, showing the schedule, by trade, of percentage of completion of the Tenant Improvements in the Premises, detailing the portion of the work completed and the portion not completed; (ii) invoices from all of "Tenant's Agents," as that term is defined in Section 4.1.2 of this Tenant Work Letter, for labor rendered and materials delivered to the Premises; (iii) properly executed mechanic's lien releases from Contractor and/or all of Tenant's Agents (as applicable) in form and substance reasonably acceptable to Landlord; and (iv) all other information reasonably requested by Landlord. Thereafter, within thirty (30) days, Landlord shall deliver a check to Tenant

                               EXHIBIT B - Page 2
in payment of the lesser of: (A) the amounts so requested by Tenant, less a ten percent (10%) retention (the aggregate amount of such retentions to be known as the "Final Retention"), and (B) the balance of any remaining available portion of the Tenant Improvement Allowance (not including the Final Retention), provided that Landlord does not dispute any request for payment based on non-compliance of any work with the "Approved Working Drawings," as that term is defined in Section 3.4 below, or due to any substandard work, or for any other reason. Landlord's payment of such amounts shall not be deemed Landlord's approval or acceptance of the work furnished or materials supplied as set forth in Tenant's payment request.

                             2.2.2.2 Final Retention.  Subject to the provisions
of this Tenant Work Letter, a check for the Final Retention payable to Tenant shall be delivered by Landlord to Tenant following the completion of construction of the Premises, provided that (i) Tenant delivers to Landlord properly executed mechanics lien releases from Contractor and/or all Tenant's Agents (as applicable) in form and substance acceptable to Landlord, (ii) Landlord has reasonably determined (which determination shall be made within thirty(30) days following Landlord's receipt of all the items required to be delivered to Landlord pursuant to this Section 2.2.2.2) that no substandard work exists which adversely affects the mechanical, electrical, plumbing, heating, ventilating and air conditioning, life-safety or other systems of the Building, the curtain wall of the Building, the structure or exterior appearance of the Building, or any other tenant's use of such other tenant's leased premises in the Building, (iii) Architect delivers to Landlord a certificate, in a form reasonably acceptable to Landlord, certifying that the construction of the Tenant Improvements in the Premises has been substantially completed and (iv) the requirements of Section 4.3 have been satisfied.

                             2.2.2.3  Other  Terms.   Landlord   shall  only  be
obligated to make disbursements from the Tenant Improvement Allowance to the extent costs are incurred by Tenant for Tenant Improvement Allowance Items. All Tenant Improvement Allowance Items for which the Tenant Improvement Allowance has been made available (except for the Cabling) shall be deemed Landlord's property. If there is any balance remaining in the Tenant Improvement Allowance after disbursement pursuant to Sections 2.2.2.1 and 2.2.2.2 above, Landlord shall, within thirty (30) days following request therefor from Tenant and provided that Tenant is not then in default under this Lease, either pay the remaining balance to Tenant or permit Tenant to deduct such amount against the next installment(s) of Base Rent, at Landlord's election.

         2.3 Standard Tenant Improvement Package. Landlord has established specifications (the "Specifications") for the Building standard components to be used in the construction of the Tenant Improvements in the Premises (collectively, the "Standard Improvement Package"). The quality of Tenant Improvements shall be equal to or of greater quality than the quality of the Specifications, provided that the Tenant Improvements shall comply with certain Specifications as designated by Landlord. Landlord may make changes to the Specifications for the Standard Improvement Package from time to time.

                               EXHIBIT B - Page 3

                                    SECTION 3
                                    ---------

                              CONSTRUCTION DRAWINGS
                              ---------------------

         3.1 Selection of Architect/Construction Drawings. Tenant shall retain KRAUSETHOMAS as the architect/space planner (the "Architect") to prepare the "Construction Drawings," as that term is defined in this Section 3.1 Tenant shall retain the engineering consultants designated by Landlord (the "Engineers") to prepare all plans and engineering working drawings relating to the structural, mechanical, electrical, plumbing, HVAC and lifesafety work in the Premises. The plans and drawings to be prepared by Architect and the Engineers hereunder shall be known collectively as the "Construction Drawings." All Construction Drawings shall be subject to Landlord's approval. Tenant, Architect and Engineers shall verify, in the field, the dimensions and conditions as shown on the relevant portions of the base building plans, and Tenant, Architect and Engineers shall be solely responsible for the same, and Landlord shall have no responsibility in connection therewith. Landlord's review of the Construction Drawings as set forth in this Section 3, shall be for its sole purpose and shall not imply Landlord's review of the same, or obligate Landlord to review the same, for quality, design, Code compliance or other like matters. Accordingly, notwithstanding that any Construction Drawings are reviewed by Landlord or its space planner, architect, engineers and consultants, and notwithstanding any advice or assistance which may be rendered to Tenant by Landlord or Landlord's space planner, architect, engineers, and consultants, Landlord shall have no liability whatsoever in connection therewith and shall not be responsible for any omissions or errors contained in the Construction Drawings, and Tenant's waiver and indemnity set forth in Section 10.1 of this Lease shall specifically apply to the Construction Drawings.

         3.2 Final Space Plan. Tenant shall supply Landlord with two (2) copies signed by Tenant of its final space plan for the Premises before any architectural working drawings or engineering drawings have been commenced. The final space plan (the "Final Space Plan") shall include a layout and designation of all offices, rooms and other partitioning, their intended use, and equipment to be contained therein. Landlord may request clarification or more specific drawings for special use items not included in the Final Space Plan. Landlord shall advise Tenant within five (5) business days after Landlord's receipt of the Final Space Plan for the Premises if the same is unsatisfactory or incomplete in any respect. If Tenant is so advised, Tenant shall promptly cause the Final Space Plan to be revised to correct any deficiencies or other matters Landlord may reasonably require.

         3.3 Final Working Drawings. After the Final Space Plan has been approved by Landlord, Tenant shall supply the Engineers with a complete listing of standard and non-standard equipment and specifications, including, without limitation, B.T.U. calculations, electrical requirements and special electrical receptacle requirements for the Premises, to enable the Engineers and the Architect to complete the "Final Working Drawings" (as that term is defined below) in the manner as set forth below. Upon the approval of the Final Space Plan by Landlord and Tenant, Tenant shall promptly cause the Architect and the Engineers to complete the architectural and engineering drawings for the Premises, and Architect shall compile a fully coordinated set of architectural, structural, mechanical, electrical and plumbing working drawings in a form which

                               EXHIBIT B - Page 4
is complete to allow subcontractors to bid on the work and to obtain all applicable permits (collectively, the "Final Working Drawings") and shall submit the same to Landlord for Landlord's approval. Tenant shall supply Landlord with two (2) copies signed by Tenant of such Final Working Drawings. Landlord shall advise Tenant within five (5) business days after Landlord's receipt of the Final Working Drawings for the Premises if the same is unsatisfactory or incomplete in any respect. If Tenant is so advised, Tenant shall immediately revise the Final Working Drawings in accordance with such review and any disapproval of Landlord in connection therewith.

         3.4 Approved Working Drawings. The Final Working Drawings must be approved by Landlord (the "Approved Working Drawings") prior to the commencement of construction of the Premises by Tenant. After approval by Landlord of the Final Working Drawings, Tenant may submit the same to the appropriate municipality for all applicable building permits. Tenant hereby agrees that neither Landlord nor Landlord's consultants shall be responsible for obtaining any building permit or certificate of occupancy for the Premises and that obtaining the same shall be Tenant's responsibility; provided,. however, that Landlord shall cooperate with Tenant in executing permit applications and performing other ministerial acts reasonably necessary to enable Tenant to obtain any such permit or certificate of occupancy. No changes, modifications or alterations in the Approved Working Drawings may be made without the prior written consent of Landlord, which consent may not be unreasonably withheld or delayed.

                                    SECTION 4
                                    ---------

                     CONSTRUCTION OF THE TENANT IMPROVEMENTS
                     ---------------------------------------

         4.1 Tenant's Selection of Contractors.

                  4.1.1 The Contractor. A general contractor shall be retained by Tenant to construct the Tenant Improvements. Such general contractor
("Contractor") shall be acceptable to Landlord. Landlord hereby approves Tenant's selection of Avalon Construction, Inc. as Contractor.

                  4.1.2   Tenant's   Agents.   All   subcontractors,   laborers,
materialmen, and suppliers used by Tenant (such subcontractors, laborers, materialmen, and suppliers, and the Contractor to be known collectively as "Tenant's Agents") must be approved in writing by Landlord, which approval shall not be unreasonably withheld or delayed. If Landlord does not approve any of Tenant's proposed subcontractors, laborers, materialmen or suppliers, Tenant shall submit other proposed subcontractors, laborers, materialmen or suppliers for Landlord's written approval, which shall not be unreasonably withheld or delayed.

                               EXHIBIT B - Page 5

         4.2 Construction of Tenant Improvements by Tenant's Agents.

                  4.2.1 Construction Contract. Prior to Tenant's execution of the construction contract and general conditions with Contractor (the "Contract"), Tenant shall submit the Contract to Landlord for its approval, which approval shall not be unreasonably withheld or delayed.

                  4.2.2 Tenant's Agents.

                             4.2.2.1  Landlord's General Conditions for Tenant's
Agents and Tenant Improvement Work. Tenant's and Tenant's Agent's construction of the Tenant Improvements shall comply with the following: (i) the Tenant Improvements shall be constructed in strict accordance with the Approved Working Drawings; (ii) Tenant's Agents shall submit schedules of all work relating to the Tenant's Improvements to Contractor and Contractor shall, within five (5) business days of receipt thereof, inform Tenant's Agents of any changes which are necessary thereto, and Tenant's Agents shall adhere to such corrected schedule; and (iii) Tenant shall abide, and shall cause Tenant's Agents to abide, by all rules, including the rules attached hereto as Schedule 1, made by Landlord with respect to the use of freight, loading dock and service elevators, storage of materials, coordination of work with the contractors of other tenants, and any other matter in connection with this Tenant Work Letter, including, without limitation, the construction of the Tenant Improvements.

                             4.2.2.2  Indemnity.  Tenant's indemnity of Landlord
as set forth in Section 10.1 of this Lease shall also apply with respect to any and all costs, losses, damages, injuries and liabilities (including damage to the Building or its systems) related in any way to any act or omission of Tenant or Tenant's Agents (or anyone directly or indirectly employed by any of them) in connection with the performance of Tenant's obligations under this Tenant Work Letter, or in connection with Tenant's non-payment of any amount arising out of the Tenant Improvements and/or Tenant's disapproval of all or any portion of any request for payment. Such indemnity by Tenant, as set forth in Section 10.1 of this Lease, shall also apply with respect to any and all costs, Tosses, damages, injuries and liabilities related in any way to Landlord's performance of any ministerial acts reasonably necessary and requested by Tenant (i) to permit Tenant to complete the Tenant Improvements, and (ii) to enable Tenant to obtain any building permit or certificate of occupancy for the Premises. Tenant's indemnity obligations under this Section 4.2.2.2 are subject to the waiver under
Section 10.5 of the Lease.

                             4.2.2.3  Requirements  of Tenant's  Agents.  Tenant
shall cause each of Tenant's Agents to guarantee to Tenant and for the benefit of Landlord that the portion of the Tenant Improvements for which it is responsible shall be free from any defects in workmanship and materials for a period of not less than one (1) year from the date of completion thereof. Tenant shall cause each of Tenant's Agents to replace or repair, without additional charge, of all work done or furnished in accordance with its contract that shall become defective within one (1) year after the later to occur of (i) completion of the work performed by such contractor or subcontractors and (ii) the Lease Commencement Date or Must Take Rent Commencement Date, as applicable. The correction of such work shall include, without additional charge, all additional expenses and damages incurred in connection with such removal or replacement of

                               EXHIBIT B - Page 6
all or any part of the Tenant Improvements, and/or the Building and/or common areas that may be damaged or disturbed thereby. All such warranties or guarantees as to materials or workmanship of or with respect to the Tenant Improvements shall be contained in the Contract or subcontract and shall be written such that such guarantees or warranties shall inure to the benefit of both Landlord and Tenant, as their respective interests may appear, and can be directly enforced by either. Tenant covenants to give to Landlord any assignment or other assurances which may be necessary to effect such right of direct enforcement.

                             4.2.2.4 Insurance Requirements.

                             4.2.2.4.1 General Coverages. All of Tenant's Agents
shall carry worker's compensation insurance covering all of their respective employees, and shall also carry public liability insurance, including property damage, all with limits, in form and with companies as are required to be carried by Tenant as set forth in Article 10 of this Lease.

                             4.2.2.4.2  Special  Coverages.  Tenant  shall carry
"Builder's All Risk" insurance in an amount approved by Landlord covering the construction of the Tenant Improvements, and such other insurance as Landlord may require, it being understood and agreed that the Tenant Improvements shall be insured by Tenant pursuant to Article 10 of this Lease. Such insurance shall be in amounts and shall include such extended coverage endorsements as may be reasonably required by Landlord including, but not limited to, the requirement that all of Tenant's Agents shall carry excess liability and Products and Completed Operation Coverage insurance, each in amounts not less than $500,000 per incident, $1,000,000 in aggregate, and in form and with companies as are required to be carried by Tenant as set forth in Article 10 of this Lease.

                             4.2.2.4.3  General  Terms.   Certificates  for  all
insurance carried pursuant to this Section 4.2.2.4 shall be delivered to Landlord before the commencement of construction of the Tenant Improvements and before the Contractor's equipment is moved onto the site. All such policies of insurance must contain a provision that the company writing said policy will give Landlord thirty (30) days prior written notice of any cancellation or lapse of the effective date or any reduction in the amounts of such insurance. In the event that the Tenant Improvements are damaged by any cause during the course of the construction thereof, Tenant shall immediately repair the same at Tenant's sole cost and expense, except to the extent such damage is caused by Landlord or its agents, employees or subcontractors and such damage is of a type not covered by insurance carried, or required to be carried hereunder, by Tenant or Tenant's Agents. Tenant's Agents shall maintain all of the foregoing insurance coverage in force until the Tenant Improvements are fully completed and accepted by Landlord. All policies carried under this Section 4.2.2.4 shall insure Landlord and Tenant, as their interests may appear, as well as Contractor and Tenant's Agents. All insurance maintained by Tenant's Agents shall preclude subrogation claims by the insurer against anyone insured thereunder. Such insurance shall provide that it is primary insurance as respects the owner and that any other insurance maintained by owner is excess and noncontributing with the insurance required hereunder. The requirements for the foregoing insurance shall not derogate from the provisions for indemnification of Landlord by Tenant under

                               EXHIBIT B - Page 7

Section 4.2.2.2 of this Tenant Work Letter. Landlord may, in its discretion, require Tenant to obtain a lien and completion bond or some alternate form of security satisfactory to Landlord in an amount sufficient to ensure the lien-free completion of the Tenant Improvements and naming Landlord as a co-obligee.

                  4.2.3 Governmental  Compliance.  The Tenant Improvements shall comply in all respects with the following: (i) all applicable codes and other state, federal, city or quasi-governmental laws, codes, ordinances and regulations, as each may apply according to the rulings of the controlling public official, agent or other person; (ii) applicable standards of the American Insurance Association (formerly, the National Board of Fire Underwriters) and the National Electrical Code; and (iii) building material manufacturer's specifications.

                  4.2.4 Inspection by Landlord. Landlord shall have the right to inspect the Tenant Improvements at all reasonable times, provided however, that Landlord's failure to inspect the Tenant Improvements shall in no event constitute a waiver of any of Landlord's rights hereunder nor shall Landlord's inspection of the Tenant Improvements constitute Landlord's approval of the same. Should Landlord disapprove any portion of the Tenant Improvements,
Landlord shall promptly notify Tenant in writing of such disapproval and shall specify the items disapproved. Any defects or deviations in, and/or disapproval by Landlord of, the Tenant Improvements shall be rectified by Tenant at no expense to Landlord; provided however, that in the event Landlord determines that a defect or deviation exists or disapproves of any matter in connection with any portion of the Tenant Improvements and such defect, deviation or matter might adversely affect the mechanical, electrical, plumbing, heating, ventilating and air conditioning or life-safety systems of the Building, the structure or exterior appearance of the Building or any other tenant's use of such other tenant's leased premises, and if Tenant fails to cure such default, deviation or matter within a reasonable period of time following Tenant's receipt of written notice thereof, then Landlord may take such action as Landlord deems necessary, at Tenant's expense and without incurring any liability on Landlord's part, to correct any such defect, deviation and/or matter, including, without limitation, causing the cessation of performance of the construction of the Tenant Improvements until such time as the defect, deviation and/or matter is corrected to Landlord's satisfaction.

                  4.2.5 Meetings. Commencing upon the execution of this Lease, Tenant shall hold weekly meetings at a reasonable time, with the Architect and the Contractor regarding the progress of the preparation of Construction Drawings and the construction of the Tenant Improvements, which meetings shall be held at the Real Property or another location acceptable to Landlord and Tenant, and Landlord and/or its agents shall receive prior notice of, and shall have the right to attend, all such meetings, and, upon Landlord's request, certain of Tenant's Agents shall attend such meetings. In addition, minutes shall be taken at all such meetings, a copy of which minutes shall be promptly delivered to Landlord. One such meeting each month shall include the review of Contractor's current request for payment.

         4.3 Notice of Completion; Copy of Record Set of Plans. Within ten (10) days after completion of construction of the Tenant Improvements, Tenant shall cause a Notice of Completion to be recorded in the office of the Recorder of the

                               EXHIBIT B - Page 8
appropriate County in accordance with applicable law, and shall furnish a copy thereof to Landlord upon such recordation. If Tenant fails to do so, Landlord may execute and file the same on behalf of Tenant as Tenant's agent for such purpose, at Tenant's sole cost and expense. At the conclusion of construction,
(i)Tenant shall cause the Architect and Contractor (A) to update the Approved Working Drawings as necessary to reflect all changes made to the Approved Working Drawings during the course of construction, (B) to certify to the best of their knowledge that the "record-set" of as-built drawings are true and correct, which certification shall survive the expiration or termination of this Lease, and (C) to deliver to Landlord a copy of such record set of drawings (on CAD disk) within thirty (30) days following issuance of a certificate of occupancy for the Premises, and (ii) Tenant shall deliver to Landlord a copy of all warranties, guaranties, and operating manuals and information relating to the improvements, equipment, and systems in the Premises.

                                    SECTION 5
                                    ---------

                                  MISCELLANEOUS
                                  -------------

         5.1 Tenant's Representative. Tenant has designated Alan R. Lyons or Chuck Freegard as its sole representative with respect to the matters set forth in this Tenant Work Letter, who shall have full authority and responsibility to act on behalf of the Tenant as required in this Tenant Work Letter.

         5.2 Landlord's Representative. Landlord has designated Carol Taylor as its sole representatives with respect to the matters set forth in this Tenant Work Letter, who, until further notice to Tenant, shall have full authority and responsibility to act on behalf of the Landlord as required in this Tenant Work Letter.

         5.3 Time of the Essence in This Tenant Work Letter. Time is of the essence in this Work Letter and each of its provisions. Unless otherwise indicated, all references herein to a "number of days" shall mean and refer to calendar days. If any item requiring approval is timely disapproved by Landlord, the procedure for preparation of the document and approval thereof shall be repeated until the document is approved by Landlord.

         5.4 Tenant's Lease Default. Notwithstanding any provision to the contrary contained in this Lease, if an event of default as described under the Lease or this Tenant Work Letter has occurred at any time on or before the completion of the Tenant Improvements, then (i) in addition to all other rights and remedies granted to Landlord pursuant to this Lease, Landlord shall have the right to withhold payment of all or any portion of the Tenant Improvement Allowance and/or Landlord may cause Contractor to cease the construction of the Tenant Improvements (in which case, Tenant shall be responsible for any delay in the substantial completion of the Tenant Improvements caused by such work stoppage), and (ii) all other obligations of Landlord under the terms of this Tenant Work Letter shall be forgiven until such time as such default is cured pursuant to the terms of this Lease (in which case, Tenant shall be responsible

                               EXHIBIT B - Page 9
for any delay in the substantial completion of the Tenant Improvements caused by such inaction by Landlord).

         5.5 Landlord Delays. If there shall be a delay or there are delays in the completion of the Tenant Improvements, as a direct or total result of any of the following (collectively, "Landlord Delays"):

                  5.5.1 Landlord's failure to timely approve or disapprove any matter requiring Landlord's approval;

                  5.5.2 A breach by Landlord of the terms of this Tenant Work Letter or the Lease;

                  5.5.3 Changes in any of the Final Space Plans or Final Working Drawings requested by Landlord after Landlord's approval thereof, unless such change is requested because the same do not comply with Code or other applicable laws; or

                  5.5.4 The failure of an Engineer designed by Landlord to complete its engineering drawings within ten (10) business days following receipt of all information necessary to complete the same;

         Then, provided Tenant has given Landlord written notice specifying in reasonable detail the nature of such delay within two (2) business days following the occurrence thereof and such delay is not cured within two (2) business days following Landlord's receipt of such notice, the sixty (60) day period specified in Section 7.2 of the Summary shall be extended by one day for each day of such delay.

         5.6 Must Take Space. The provisions of this Tenant Work Letter will govern the design and construction of the Must Take Space as well. Accordingly, all references in this Tenant Work Letter to the Premises will include the Must Take space, except that for purposes of Sections I. I and 2, reference to the Premises will mean either the original Premises or the Must Take Space, as applicable.

                               EXHIBIT B - Page 10

                                   SCHEDULE I
                                   ----------
                                       TO
                                       --
                                    EXHIBIT B
                                    ---------

                       CONSTRUCTION RULES AND REGULATIONS
                       ----------------------------------

1. Daytime work is allowed, but only to the extent that it will not cause inconvenience to tenants in the building. Activities causing odors or noise that can be detected in other suites (above, below or same floor) must be performed before 7:00 a.m. or after 6:00 p.m. For remodels of existing tenant space, the amount of work allowed during business hours will be determined by the tenant.

         If access tot he surrounding occupied space is required, building management must be notified 24 hours in advance so arrangements can be made with the tenants that are affected.

2. Parking is allowed only in areas designated by management. Parking in garage - Level I after 6:00 p.m. and before 6:00 a.m. (The garage elevators close at 9:30 p.m. and open at 5:25 a.m.). If contractors are in the building after 6:00 a.m., they must move their vehicles to Level B2, middle section, where it is marked "Authorized Personnel."

         Loading dock is to be used only for deliveries and those trucks that are too high for garage. Notify building management for access to load/unload trucks, as required.

         If a parking ticket is issued, write the name of the general contractor on the parking ticket to receive free parking.

3. Each subcontractor will remove any trash he creates from the job site, and leave floor in a clean-swept condition for the next trade.

         Common areas of the building are to be kept clean at all times (lobby, corridors, elevators, restrooms).

4. Upon job completion, contractor will promptly remove any "left-over" materials, tools, gang boxes, etc.

5. Contractor's employees shall only use the loading dock restroom, unless otherwise directed by management.

6. Contractor will use freight elevator only for bringing materials into the building. It is available upon request (24-hour notice), except during heavy tenant traffic times (i.e. 7:30 - 9:00 a.m., 11:30 a.m. - 1:30 p.m., 4:30 - 5:30 p.m.)

                                   SCHEDULE I
                                       TO
                               EXHIBIT B - Page 1

7. Stairwells are off limits for use, except in the event of an emergency. If roof access is required, it will be done from the 11th floor.

8. Working area shall be maintained in a neat and orderly condition at all times. All material must be kept orderly and debris removed as soon as accumulated. No materials, supplies, etc. are to be left in the common areas at any time.

9. All tools and equipment provided by contractor shall be of the property type, be safe for the performance of work being performed, and comply with the applicable codes and laws (i.e.
         OSHA).

10. Areas in which work is being performed must be posted and roped off, as necessary. Corridor and lobby doors will need to be protected with masonite while materials are being brought in or out of the building.

11. A responsible supervisor shall be present at all times, and his duties shall include the prevention of fires and accidents.

12. Contractor will notify the building management office on a weekly basis or before 3:00 p.m. each day of which subcontractors will be in the building that night. (By 3:00 p.m. Friday, for weekend access). Contractor should also indicate whether they will need access to the freight elevator and loading dock. (Security will not allow access without prior notification.)

13. Contractor/subcontractors will sign in at the security desk upon entering the building.

14. Contractor will notify security when they are finished for the day/night.

15.      All wood staining will be done off the property.

16. Security is to be notified of any problems/emergencies. They will contact the appropriate personnel (i.e. building engineers).

17. Sprinkler System Modification - contractor must give building maintenance personnel minimum 24-hour notice of work to be performed. Building maintenance personnel will be responsible for disabling fire alarms and sprinkler systems prior to work being performed. The system must e operational by 4:00 p.m. and building maintenance notified to refill and reactivate the system. Contractor must check for leaks each day If a job involves multiple floors, only one floor can be disabled at any one time.


                                   SCHEDULE I
                                       TO
                               EXHIBIT B - Page 2

18. If there is any work involving an open flame (i.e. welding, pipe sweating, etc.) the contractor is required to have a fire extinguisher available in the immediate vicinity, and must perform a minimum 30-minute fire watch after completion.

19. All combustible materials are to be removed from the job site each day when the work is completed for the day.

20. This building is a "Non-Smoking" building. Therefore, no smoking is allowed in the building.

21.      The playing of radios is not allowed.


                                   SCHEDULE I
                                       TO
                               EXHIBIT B - Page 3

                                    EXHIBIT C
                                    ---------

                               CENTRAL PARK SQUARE
                               -------------------

                           NOTICE OF LEASE TERM DATES
                           --------------------------



To:      --------------------
         --------------------
         --------------------
         --------------------

         Re: Office Lease dated ______________, 19____, between WHCPS REAL ESTATE LIMITED PARTNERSHIP, a Delaware limited partnership ("Landlord"), and __________________________________, a
                  _______________  ("Tenant")  concerning Suite _____________ on
                  floor(s)   ______   of  the   Office   Building   located   at
                  ________________________.

Gentlemen:

         In accordance with the Office Lease (the "Lease"), we wish to advise you and/or confirm as follows:

         1. That the Premises are Ready for Occupancy, and that the Lease Term shall commence as of _________________ for a term of ______________ ending on
_______________.

         2.       That in accordance with the Lease, Rent commenced to accrue on
___________________.

         3. If the Lease Commencement Date is other than the first day of the month, the first billing will contain a pro rata adjustment. Each billing thereafter, with the exception of the final billing, shall be for the full amount of the monthly installment as provided for in the Lease.

         4. Rent is due and payable in advance on the first day of each and every month during the Lease Term. Your rent checks should be made payable to ________________ at ___________________.

         5. The exact number of rentable square feet within the Premises is ________ square feet.

         6. Tenant's Share as adjusted based upon the exact number of rentable square feet within the Premises is _______%.


                               EXHIBIT C - Page 1

                                         "Landlord":

                                         WHCPS REAL ESTATE LIMITED
                                         PARTNERSHIP, a Delaware limited
                                         partnership

                                         By:      WHCPS GEN-PAR, INC.,
                                                  a Delaware corporation
                                                  General Partner

                                           By:
                                               --------------------------------
                                                 Name:
                                                      -------------------------
                                                 Title:
                                                       ------------------------

Agreed to and Accepted as
of ________, 19___.

"Tenant":

---------------------------,
a
  --------------------------

By:
    --------------------------------
      Name:
           -------------------------
      Title:
            ------------------------



                               EXHIBIT C - Page 2

                                    EXHIBIT D
                                    ---------

                               CENTRAL PARK SQUARE
                               -------------------

                              RULES AND REGULATIONS
                              ---------------------



         Tenant shall faithfully observe and comply with the following Rules and Regulations. Landlord shall not be responsible to Tenant for the nonperformance of any of said Rules and Regulations by or otherwise with respect to the acts or omissions of any other tenants or occupants of the Building.

         1. Tenant shall not alter any lock or install any new or additional locks or bolts on any doors or windows of the Premises without obtaining Landlord's prior written consent. Tenant shall bear the cost of any lock changes or repairs required by Tenant. Two keys will be furnished by Landlord for the Premises.

         2. All doors opening to public corridors shall be kept closed at all times except for normal ingress and egress to the Premises, unless electrical hold backs have been installed.

         3. Landlord reserves the right to close and keep locked all entrance and exit doors of the Building during such hours as are customary for comparable buildings in the vicinity of the Building. Tenant, its employees and agents must be sure that the doors to the Building are securely closed and locked when leaving the Premises if it is after the normal hours of business for the Building. Any tenant, its employees, agents or any other persons entering or leaving the Building at any time when it is so locked, or any time when it is considered to be after normal business hours for the Building, may be required to sign the Building register when so doing. Access to the Building may be refused unless the person seeking access has proper identification or has a previously arranged pass for access to the Building. The Landlord and its agents shall in no case be liable for damages for any error with regard to the admission to or exclusion from the Building of any person. In case of invasion, mob, riot, public excitement, or other commotion, Landlord reserves the right to prevent access to the Building during the continuance of same by any means it deems appropriate for the safety and protection of life and property.

         4. Landlord shall have the right to prescribe the weight, size and position of all safes and other heavy property brought into the Building. Safes and other heavy objects shall, if considered necessary by Landlord, stand on supports of such thickness as is necessary to properly distribute the weight. Landlord will not be responsible for loss of or damage to any such safe or property in any case. All damage done to any part of the Building, its contents, occupants or visitors by moving or maintaining any such safe or other property shall be the sole responsibility of Tenant and any expense of said damage or injury shall be borne by Tenant.

                               EXHIBIT D - Page 1

         5. No furniture, freight, packages, supplies, equipment or merchandise will be brought into or removed from the Building or carried up or down in the elevators, except upon prior notice to Landlord, and in such manner, in such specific elevator, and between such hours as shall be designated by Landlord. Tenant shall use reasonable efforts to provide Landlord with not less than 24 hours prior notice of the need to utilize an elevator for any such purpose, so as to provide Landlord with a reasonable period to schedule such use and to install such padding or take such other actions or prescribe such procedures as are appropriate to protect against damage to the elevators or other parts of the Building. In no event shall Tenant's use of the elevators for any such purpose be permitted during the hours of 7 00 a.m.-9:00 a.m., 11:30 a.m.-1:30 p.m. and 4:30 p.m.-6:30 p.m.

         6. Landlord shall have the right to control and operate the public portions of the Building, the public facilities, the heating and air conditioning, and any other facilities furnished for the common use of tenants, in such manner as is customary for comparable buildings in the vicinity of the Building.

         7. The requirements of Tenant will be attended to only upon application at the Office of the Building or at such office location designated by Landlord. Employees of Landlord shall not perform any work or do anything outside their regular duties unless under special instructions from Landlord.

         8. Tenant shall not disturb, solicit, or canvass any occupant of the Building and shall cooperate with Landlord or Landlord's agents to prevent same.

         9. The toilet rooms, urinals, wash bowls and other apparatus shall not be used for any purpose other than that for which they were constructed, and no foreign substance of any kind whatsoever shall be thrown therein. The expense of any breakage, stoppage or damage resulting from the violation of this rule shall be borne by the tenant who, or whose employees or agents, shall have caused it.

         10. Tenant shall not overload the floor of the Premises, nor mark, drive nails or screws, or drill into the partitions, woodwork or plaster or in any way deface the Premises or any part thereof without Landlord's consent first had and obtained.

         11. Except for vending machines intended for the sole use of Tenant's employees and invitees, no vending machine or machines of any description other than fractional horsepower office machines shall be installed, maintained or operated upon the Premises without the written consent of Landlord.

         12. Tenant shall not use or keep in or on the Premises or the Building any kerosene, gasoline or other inflammable or combustible fluid or material other than ordinary office and cleaning supplies in quantities customarily used by office tenants.

                               EXHIBIT D - Page 2

         13. Tenant shall not use any method of heating or air conditioning other than that which may be supplied by Landlord, without the prior written consent of Landlord.

         14. Tenant shall not use, keep or permit to be used or kept, any foul or noxious gas or substance in or on the Premises, or permit or allow the Premises to be occupied or used in a manner offensive or objectionable to Landlord or other occupants of the Building by reason of noise, odors, or vibrations, or interfere in any way with other Tenants or those having business therein.

         15. Tenant shall not bring into or keep within the Building or the Premises any animals, birds, bicycles or other vehicles.

         16. No cooking shall be done or permitted by any tenant on the Premises, nor shall the Premises be used for the storage of merchandise for lodging. Notwithstanding the foregoing, Underwriters' laboratory-approved equipment and microwave ovens may be used in the Premises for heating or cooking food and brewing coffee, tea, hot chocolate and similar beverages, provided that such use is in accordance with all applicable federal, state and city laws, codes, ordinances, rules and regulations, and does not cause odors which are objectionable to Landlord and other Tenants.

         17. Landlord will approve where and how telephone and telegraph wires are to be introduced to the Premises. No boring or cutting for wires shall be allowed without the consent of Landlord. The location of telephone, call boxes and other office equipment affixed to the Premises shall be subject to the approval of Landlord.

         18. Landlord reserves the right to exclude or expel from the Building any person who, in the judgment of Landlord, is intoxicated or under the influence of liquor or drugs, or who shall in any manner do any act in major violation of any of these Rules and Regulations.

         19. Tenant, its employees and agents shall not loiter in the entrances or corridors, nor in any way obstruct the sidewalks, lobby, halls, stairways or elevators, and shall use the same only as a means of ingress and egress for the Premises.

         20. Tenant shall not waste electricity, water or air conditioning and agrees to cooperate reasonably with Landlord to promote effective operation of the Building's heating and air conditioning system, and shall refrain from attempting to adjust any controls.

         21. Tenant shall store all its trash and garbage within the interior of the Premises. No material shall be placed in the trash boxes or receptacles if such material is of such nature that it may not be disposed of in the ordinary and customary manner of removing and disposing of trash and garbage in the Downtown Phoenix area without violation of any law or ordinance governing such disposal. All trash, garbage and refuse disposal shall be made only through entry-ways and elevators provided for such purposes at such times as Landlord shall designate.

                               EXHIBIT D - Page 3

         22. Tenant shall comply with all safety, fire protection and evacuation procedures and regulations established by Landlord or any governmental agency.

         23. Tenant shall assume any and all responsibility for protecting the Premises from theft, robbery and pilferage, which includes keeping doors locked and other means of entry to the Premises closed, when the Premises are not occupied.

         24. Landlord may waive any one or more of these Rules and Regulations for the 'benefit of any particular tenant or tenants, but no such waiver by Landlord shall be construed as a waiver of such Rules and Regulations in favor of any other tenant or tenants, nor prevent Landlord from thereafter enforcing any such Rules or Regulations against any or all tenants of the Building.

         25. No awnings or other projection shall be attached to the outside walls of the Building without the prior written consent of Landlord. No curtains, blinds, shades or screens shall be attached to or hung in, or used in connection with, any window or door of the Premises without the prior written consent of Landlord. All electrical ceiling fixtures hung in offices or spaces along the perimeter of the Building must be fluorescent and/or of a quality, type, design and bulb color approved by Landlord.

         26. The sashes, sash doors, skylights, windows, and doors that reflect or admit light and air into the halls, passageways or other public places in the Building shall not be covered or obstructed by Tenant, nor shall any bottles, parcels or other articles be placed on the windowsills.

         27.  The  washing  and/or   detailing  of  or,  the   installation   of
windshields, radios, telephones in or general work on, automobiles shall not be allowed on the Real Property.

         28. Food vendors shall be allowed in the Building upon receipt of a written request from the Tenant. The food vendor shall service only the tenants that have a written request on file in the Building Management Office. Under no circumstance shall the food vendor display their products in a public or common area including corridors and elevator lobbies. Any failure to comply with this rule shall result in immediate permanent withdrawal of the vendor from the Building.

         29. Tenant must comply with requests by the Landlord concerning the informing of their employees of items of importance to the Landlord.

         30. Tenant shall comply with any non-smoking ordinance adopted by any applicable governmental authority.
         31. Tenant and Tenant's employees, agents, contractors and other invitees shall not be permitted to bring firearms into the Building or surrounding areas at any time.

         32. Landlord reserves the right at any time to change or rescind any one or more of these Rules and Regulations, or to make such other and further reasonable Rules and Regulations as in Landlord's judgment may from time to time be necessary for the management, safety, care and cleanliness of the Premises

                               EXHIBIT D - Page 4
and Building, and for the preservation of good order therein, as well as for the convenience of other occupants and tenants therein. Landlord shall not be responsible to Tenant or to any other person for the nonobservance of the Rules and Regulations by another tenant or other person. Tenant shall be deemed to have read these Rules and Regulations and to have agreed to abide by them as a condition of its occupancy of the Premises.

                               EXHIBIT D - Page 5

                                    EXHIBIT E
                                    ---------

                               CENTRAL PARK SQUARE
                               -------------------

                      FORM OF TENANT'S ESTOPPEL CERTIFICATE
                      -------------------------------------



         The undersigned as Tenant under that certain Office Lease (the "Lease") made and entered into as of ______________, 19___ and between WHCPS REAL ESTATE LIMITED PARTNERSHIP, a Delaware limited partnership, as Landlord, and the undersigned as Tenant, for Premises on the ________________ floor(s) of the Office Building located at ________________________________ certifies as follows:

         1. Attached hereto as Exhibit A is a true and correct copy of the Lease and all amendments and modifications thereto. The documents contained in Exhibit A represent the entire agreement between the parties as to the Premises.

         2. The undersigned has commenced occupancy of the Premises described in the Lease, currently occupies the Premises, and the Lease Term commenced on
_____________.

         3. The Lease is in full force and effect and has not been modified, supplemented or amended in any way except as provided in Exhibit A.

         4. Tenant has not transferred, assigned, or sublet any portion of the Premises nor entered into any license or concession agreements with respect thereto except as follows:

         5. Tenant shall not modify the documents contained in Exhibit A or prepay any amounts owing under the Lease to Landlord in excess of thirty (30) days without the prior written consent of Landlord's mortgagee.

         6. Base Rent became payable on _______________.

         7. The Lease Term expires on _________________.

         8. To Tenant's knowledge, all conditions of the Lease to be performed by Landlord necessary to the enforceability of the Lease have been satisfied and Landlord is not in default thereunder.

         9. No rental has been paid in advance and no security has been deposited with Landlord except as provided in the Lease.

                               EXHIBIT E - Page 1

         10. To Tenant's knowledge, as of the date hereof, there are no existing defenses or offsets that the undersigned has, which preclude enforcement of the Lease by Landlord

         11. All monthly installments of Base Rent, all Additional Rent and all monthly installments of estimated Additional Rent have been paid when due through _______________________. The current monthly installment of Base Rent is $__________.

         12. The undersigned acknowledges that this Estoppel certificate may be delivered to Landlord's prospective mortgagee, or a prospective purchaser, and acknowledges that it recognizes that if same is done, said mortgagee, prospective mortgagee, or prospective purchaser will be relying upon the statements contained herein in making the loan or acquiring the property of which the Premises are a part, and in accepting an assignment of the Lease as collateral security, and that receipt by it of this certificate is a condition of making of the loan or acquisition of such property.

         13. If Tenant is a corporation or partnership, each individual executing this Estoppel Certificate on behalf of Tenant hereby represents and warrants that Tenant is a duly formed and existing entity qualified to do business in Arizona and that Tenant has full right and authority to execute and deliver this Estoppel Certificate and that each person signing on behalf of Tenant is authorized to do so.

Executed at ________________________ on the_______day of____________, 19___.

                                                              "Tenant":


                                           ------------------------------------
                                           a
                                             ----------------------------------

                                           By:
                                               --------------------------------
                                                 Name:
                                                      -------------------------
                                                 Title:
                                                       ------------------------

                                           By:
                                               --------------------------------
                                                 Name:
                                                      -------------------------
                                                 Title:
                                                       ------------------------

                               EXHIBIT E - Page 2

                                    EXHIBIT F
                                    ---------

                               CENTRAL PARK SQUARE
                               -------------------

                             FORM OF SUBORDINATION,
                    NON-DISTURBANCE AND ATTORNMENT AGREEMENT
                    ----------------------------------------


RECORDING REQUESTED BY AND         |
WHEN RECORDED RETURN TO:           |
                                   |
Sullivan & Cromwell                |
125 Broad Street                   |
New York, New York 10004           |
Attn:  Anthony J. Colletta, Esq.   |
--------------------------------------------------------------------------------
                                   Space above this line for Recorder's use only



                         SUBORDINATION, NON-DISTURBANCE
                            AND ATTORNMENT AGREEMENT

         This Subordination, Non-Disturbance and Attornment Agreement, made and entered into as of the ______ day of ____________ 1997, between WH VII-2 ACQUISITION FINANCE, L.P., a Delaware limited partnership ("Lender"), and MICROAGE COMPUTER CENTERS, ENC., a Delaware corporation ("Tenant").

                                R E C I T A L S :
                                - - - - - - - -

         A. WHCPS Real Estate Limited Partnership, a Delaware limited partnership ("Landlord"), and Tenant are parties to a certain Lease dated
__________, 1997, (the "Lease"), demising the premises more particularly described in the Lease (the "Premises");

         B. Lender has made a mortgage loan (the "Loan") to Landlord, secured by a First Deed of Trust, dated April 22, 1997, encumbering the real estate on which the Premises are located and recorded April 24, 1997 as document
#97-0271748,   Official  Records,   Maricopa  County,   State  of  Arizona  (the
"Mortgage");

         C. The parties hereto desire to enter into this Agreement on the terms and conditions hereinafter provided.

         NOW, THEREFORE, for and in consideration of the premises and the mutual covenants contained herein, the parties hereto covenant and agree as follows:

                               EXHIBIT F - Page 1

         1. The parties acknowledge that the Lease is subject and subordinate to the Mortgage and is hereby made subject and subordinate to all renewals, modifications, consolidations, replacements and extensions of the Mortgage, so that all rights of Tenant under the Lease shall be subject and subordinate to the rights of Lender under all renewals, modifications, consolidations, replacements and extensions of the Mortgage, as fully as if all such instruments had been executed, delivered and recorded prior to the Lease.

         2. Upon receipt of written notice, and conditioned on Lender or any such purchaser as appropriate agreeing in writing to become Landlord under the Lease, Tenant agrees to recognize Lender or any purchaser at a foreclosure sale involving the Mortgage as its landlord under the Lease without the necessity of any other or further attornment than in this paragraph contained. Provided the purchaser at a foreclosure sale involving the Mortgage agrees in writing to become Landlord under the Lease, Tenant hereby waives any and all rights to terminate the Lease by reason of the foreclosure of the Mortgage, and, under the same proviso, if any court holds the Lease to be terminated by reason of a foreclosure of the Mortgage, this Agreement shall be deemed to be a new lease between the purchaser at such foreclosure, as landlord, and Tenant, as tenant, for the balance of the term of the Lease for the same Premises at the same rental and upon the same terms and conditions as therein provided. Also, in the event of such holding, at the written request of Tenant or the purchaser at foreclosure, Tenant and such purchaser at foreclosure shall execute and deliver to each other a new lease for the balance of the term of the Lease for the same Premises at the same rental and upon the same terms and conditions as therein provided.

         3. Lender agrees that so long as Tenant shall not be in default under the Lease, Tenant's right of possession and enjoyment of the Premises shall be and remain undisturbed and unaffected by any foreclosure or other proceedings involving the Mortgage; provided, however, that Lender or any purchaser at foreclosure shall not be:

                  (a) liable for any act or omission of a prior landlord (including Landlord); or

                  (b) subject to any offsets or defenses which the Tenant might have against any prior landlord (including Landlord) which relate to periods before the foreclosure; or

                  (c) bound by any rent or additional rent which the Tenant might have paid in advance to any prior landlord (including Landlord) for any period beyond the month in which the foreclosure occurs;

                  (d) liable for any security deposit paid to Landlord, not actually turned over to Lender.

         4. This Agreement shall be binding upon and inure to the benefit of the parties hereto, and their respective successors and assigns, heirs, executors and administrators.

                               EXHIBIT F - Page 2

         IN WITNESS WHEREOF, the undersigned have executed and delivered this Agreement as of the date and year first above written.

                           LENDER:

                           WH VII-2 ACQUISITION FINANCE, L.P.,
                           a Delaware limited partnership

                           By: WH VII-2 Acquisition Finance, Gen-Par, Inc.,
                               a Delaware corporation, as sole general partner

                                   By:
                                         --------------------------------------
                                         Printed Name:
                                                       ------------------------
                                         Title:
                                                 ------------------------------


                           TENANT:

ATTEST:                    MICROAGE COMPUTER CENTER, INC.,
                           a Delaware corporation

                           By:
---------------------           ------------------------------------------
Secretary                       Printed Name:
                                             -----------------------------
                                Title:
                                      ------------------------------------

(Seal)

                           EXHIBIT F - Page 3

STATE OF_____________________)
                             ) ss.
COUNTY OF____________________)

         On ________________________, before me,______________________, a Notary
Public in and for said state, personally appeared __________________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument, the person, or the entity upon behalf of which the person acted, executed the instrument.

         WITNESS my hand and official seal.


                       ----------------------------------------------------
                       Notary Public in and for said State

STATE OF_____________________)
                             ) ss.
COUNTY OF____________________)

         On ____________________,  before me,  ______________________,  a Notary
Public in and for said state, personally appeared ___________________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument, the person, or the entity upon behalf of which the person acted, executed the instrument.

         WITNESS my hand and official seal.


                       ----------------------------------------------------
                       Notary Public in and for said State

                               EXHIBIT F - Page 4